[GRAPHIC]SUNAMERICA
         FOCUSED PORTFOLIOS

                                                          2002 SEMIANNUAL REPORT



                                   [GRAPHIC]




                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

TABLE OF CONTENTS

A MESSAGE FROM THE PRESIDENT                                                  1

PORTFOLIOS MARKET REVIEW AND OUTLOOK

      SUNAMERICA FOCUSED LARGE-CAP GROWTH PORTFOLIO (SSFAX, SSFBX, SSFTX)     2

      SUNAMERICA FOCUSED MULTI-CAP GROWTH PORTFOLIO (SSAAX, SSABX, SSACX)     4

      SUNAMERICA FOCUSED 2000 GROWTH PORTFOLIO (NSKAX, NBSCX, NCSCX)          6

      SUNAMERICA FOCUSED LARGE-CAP VALUE PORTFOLIO (SSLAX, SELBX, SSLTX)      8

      SUNAMERICA FOCUSED MULTI-CAP VALUE PORTFOLIO (SFVAX, SFDBX, SFVTX)     10

      SUNAMERICA FOCUSED 2000 VALUE PORTFOLIO (SSSAX, SSSBX, SSSTX)          12

      SUNAMERICA FOCUSED GROWTH AND INCOME PORTFOLIO (FOGAX, FOGBX, FOGTX)   14

      SUNAMERICA FOCUSED INTERNATIONAL EQUITY PORTFOLIO (SFINX)              16

      SUNAMERICA FOCUSED TECHNOLOGY PORTFOLIO (STNAX, STNBX, STNTX)          18

STATEMENT OF ASSETS AND LIABILITIES                                          20

STATEMENT OF OPERATIONS                                                      24

STATEMENT OF CHANGES IN NET ASSETS                                           26

FINANCIAL HIGHLIGHTS                                                         29

PORTFOLIO OF INVESTMENTS                                                     34

NOTES TO FINANCIAL STATEMENTS                                                47

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

We are very pleased to present this semiannual report for the newly expanded family of SunAmerica Focused Portfolios. During this exciting six-month period, SunAmerica enhanced its array of focused investment options to help you and your adviser fulfill your equity asset allocation objectives. We altered the investment techniques of several of our Style SELECT Portfolios to become Focused Portfolios, and added several new outstanding investment managers. We are extremely proud that top managers like Thomas Marsico, William Nygren, Martin Whitman, Spiros Segalas, Fred Alger, David Dreman and many others lend their stock-picking talents and market insights to our Focused Portfolios.

Every SunAmerica Focused Portfolio features three industry-recognized managers, each of whom generally selects his or her ten favorite stocks for the fund.(1,2) Each fund offers only the very best ideas of today's top managers. We believe that this focused strategy, used by many institutional investors, offers more efficient asset allocation opportunities and avoids portfolio dilution and overdiversification. According to the Modern Portfolio Theory, investors do not receive any additional diversification benefits in any single asset class with portfolios holding more than 20 to 30 stocks.(1,3)

AIG SunAmerica Mutual Funds' Focused Large-Cap Growth Portfolio was the first multi-managed focused mutual fund on Wall Street. Now, we are proud to offer you the opportunity to create a complete equity asset allocation strategy that capitalizes on the benefits of focused investing.

As detailed below, the SunAmerica Style SELECT Multi-Cap Growth Portfolio, the SunAmerica Style SELECT Large-Cap Value Portfolio, the SunAmerica Style SELECT Small-Cap Growth Portfolio and the SunAmerica Style SELECT Small-Cap Value Portfolio changed their names to reflect their new focused investment strategies, effective April 16, 2002. Each of the subadvisers of these portfolios began reducing the number of holdings consistent with SunAmerica's focused approach during the last weeks of the semiannual period.

Some other changes are also evident. The Focused TechNet Portfolio changed its name to the Focused Technology Portfolio, and we introduced the new Focused International Equity Portfolio on November 1, 2001. Lastly, at the end of the summer, the assets of the two remaining Style SELECT Series portfolios--Large-Cap Growth and Mid-Cap Growth--will be merged into the Focused Large-Cap Growth and Focused Multi-Cap Growth portfolios, respectively.

  PREVIOUS FUND NAME                             NEW FUND NAME AS OF APRIL 16, 2002
  Style SELECT Multi-Cap Growth                  Focused Multi-Cap Growth
  Style SELECT Small-Cap Growth                  Focused 2000 Growth
  Style SELECT Small-Cap Value                   Focused 2000 Value
  Style SELECT Large-Cap Value                   Focused Large-Cap Value
  Focused International                          Focused International Equity
  Focused TechNet                                Focused Technology

On the following pages, one Adviser from each of the nine SunAmerica Focused Portfolios discusses the management of his or her portion of the Portfolio over the semiannual period and discusses their investment outlook for the months ahead. The conversations highlight key factors influencing recent performance of the Portfolios and are followed by a complete financial summary and a listing of holdings for each Portfolio.

We thank you for being a part of the success of the SunAmerica Focused Portfolios. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
PRESIDENT
AIG SunAmerica Mutual Funds

(1) Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

(2) Due to potential overlap in each manager's selection, some portfolios may hold less than 30 stocks. The managers in the Focused 2000 Growth and Focused 2000 Value portfolios each select 20 stocks due to liquidity issues, so each of these portfolios may hold as many as 60 stocks.

(3) Source: PORTFOLIO SELECTION, 2nd Edition, 1991. As cited in A RANDOM WALK DOWN WALL STREET, Malkiel, Burton. Norton and Company. 1999.

FOCUSED             2002 SEMIANNUAL REPORT
LARGE-CAP GROWTH PORTFOLIO
(Formerly Focused Growth Portfolio)

FUND FOCUS

FOCUSED LARGE-CAP GROWTH PORTFOLIO CLASS A OUTPERFORMS S&P 500 INDEX SINCE FUND'S INCEPTION JUNE 8, 1998 THROUGH APRIL 30, 2002*


Q&A

THOMAS F. MARSICO AND TEAM, Portfolio Managers
MARSICO CAPITAL MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

Clearly, the past six months have been quite difficult for many equity investors, with the Portfolio's growth-oriented investment style under particular pressure. For the six months ended April 30, 2002, the S&P 500 Index and Russell 1000 Growth Index had total returns of 2.31% and -2.13%, respectively. Still, we remained committed to our disciplined investment approach. In the aftermath of September 11th, we at Marsico Capital Management continued to work diligently to evaluate the overall capital market environment and assess our holdings. Our investment team reviewed the Portfolio's investment posture carefully on a stock-by-stock basis. We concluded that, in general, neither a full-scale realignment of holdings nor raising substantial cash positions after the terrorist attacks was necessary.

As of April 30, 2002, the our major economic sector allocations were health care (primarily equipment and services), consumer discretionary (primarily automobiles and retailing), financials (primarily diversified financials), and industrials (primarily aerospace/defense). These were areas of investment that we felt were appropriate in the market environment in the latter part of 2001 and remained appropriate through the first four months of 2002.

We intend to continue to employ our "outside of the box" approach to investing in which we proactively explore investment themes from every angle to gain insights that may not be obvious to other investors. While ideas emerge from financial ratios and analyst meetings, we cast a wider net, gathering information from a company's suppliers, customers, competitors and critics. We then meld all the information in a disciplined, creative process that relies upon intuition and inference as well as financial analysis. We remain committed to seeking long-term growth of capital in all market environments through hands-on, intensive analysis of companies in our investment universe.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Our portion of the Portfolio's performance was positively affected by each of its major sector and industry allocations. The Portfolio was also aided by its underweighting in the poorly performing telecommunications sector. The top performing stocks for our portion of the Portfolio over the course of the semiannual period included Tenet Healthcare, UnitedHealth Group, Tiffany Co., Lockheed Martin Corp., and USA Education.

Disappointing performance by technology stocks owned in late 2001 and early 2002 detracted from returns. Such stocks included QUALCOMM, IBM, and Cisco Systems. An underweighting in the consumer staples and materials sectors also hurt performance in the Portfolio.

Focused Portfolios 2002 Semiannual Report
                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

FUND OBJECTIVE

SEEKS LONG-TERM GROWTH OF CAPITAL THROUGH A FOCUSED PORTFOLIO OF NO MORE THAN 30 LARGE-CAP STOCKS

ADVISERS
[MARSICO CAPITAL MANAGEMENT, LLC LOGO] [JENNISON ASSOCIATES LOGO] [ALGER LOGO]


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

One of our investment premises as we look ahead is that any economic recovery is likely to be a consumer-led process. We expect this recovery to be different than the capital expenditure-driven growth that characterized the 1990s. We continue to express that view quite strongly by maintaining significant Portfolio investments in retailing, housing, financial service and health care companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Compelling ideas for investment could include companies that, in our view, offer potential for solid earnings growth and that can withstand the pressures stemming from uncertain economic times.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Investors cannot actually make investments in this index.


                          AVERAGE ANNUAL RETURNS AS OF 4/30/02

                                                                 RETURN
                                                                 SINCE
                                                               INCEPTION
                       6 MON     1 YR      3 YR      5 YR      (6/8/98)
                      ------    ------    -----      ----      ---------
A Shares At Net
   Asset Value         5.54%    -11.72%   -1.78%      N/A        6.50%

A Shares With
   Maximum Sales
   Charge             -0.52%    -16.81%   -3.71%      N/A        4.90%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of the Fund.

FOCUSED             2002 SEMIANNUAL REPORT
MULTI-CAP GROWTH PORTFOLIO
(Formerly Style SELECT Series Multi-Cap Growth Portfolio)

FUND FOCUS

FOCUSED MULTI-CAP GROWTH PORTFOLIO CLASS A OUTPERFORMS RUSSELL 3000 GROWTH INDEX FOR 6-MONTH PERIOD ENDED APRIL 30, 2002*

Q&A

ELIZABETH DATER AND TEAM, Portfolio Managers
CREDIT SUISSE ASSET MANAGEMENT, LLC


HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

At Credit Suisse, we maintained our firm commitment to comprehensive, fundamental research as the basis for the identification of superior businesses. Our goal is always to ascertain a dynamic of change before it manifests itself in consensus earnings estimates. We look for stocks with sustainable growth prospects, direct benefits from the dynamic of change, proprietary products and services and owner management. We then put each stock through a valuation process, analyzing growth rate, cash flow, return on equity, debt/equity ratio and private value versus public market value. We categorize stocks in three groups. Core growth stocks exhibit excellent corporate opportunity, strong current earnings momentum and effective management control of operations. Changing dynamics or turnaround stocks are those where corporate developments alter our confidence level, problem resolution is evident, or opportunity for improved valuation of equity exists. Stocks to be sold indicate operations beyond hope of improvement in a reasonable period, management inconsistency, or diminishing growth prospects. We reassess the Portfolio regularly to assure that investment objectives are met.

Using this investment strategy, our portion of the Portfolio benefited during the last two months of 2001 from the re-positioning we had done in October. At that time, we moved into a number of software and semiconductor companies. In anticipation of a recession, we had been avoiding these areas earlier in the year, but when the equity market seized up in the aftermath of the September 11th terrorist attacks, we selectively identified undervalued situations where growth could potentially resume in 2002. The performance of both the Portfolio and the Russell 3000 Growth Index were weak in January and February 2002, as investors re-evaluated market valuations relative to diminished economic growth expectations. While there was ample evidence that the economy was rebounding, factors such as rising oil prices and the potential for rising interest rates threatened to dampen growth going forward. Within this environment, investors appeared to be less focused on the long term and tended to favor value plays such as beaten-down cyclical issues. Where we could, we lightened our investment in the technology names that had worked well late in 2001.

A rally was sparked in March 2002 when investor sentiment briefly reversed course upon reports that first quarter earnings were coming in above expectations. April's disappointment was attributable to the recognition that economic growth in the second quarter of 2002 would likely not be as favorable as it was in the first quarter. Our portion of the Portfolio benefited at this time simply because we were in the process of transitioning into the new focused portfolio mandate, liquidating stocks and reinvesting proceeds into our ten "best ideas."

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Manugistics Group of the business services industry was our best performer. Emulex, McData, Novellus, Lam Research, Teradyne and Symantec, all technology names that we bought for the Portfolio in September and October, also performed well overall. Although we were never overweight in the strongly performing consumer sector, the Portfolio did benefit with some selective names like Abercrombie & Fitch, Dollar Tree Stores, Bed Bath & Beyond and Dress Barn. At the end of the semiannual period, Wild Oats was one of our favorite names in this sector.

Health care was frustrating for us because it did not perform up to our expectations given the steady growth of the sector. From a fundamental perspective, we very much liked the health care companies in the Portfolio, but the stocks were more volatile, in our view, than they should have been during the semiannual period based on the dynamics of the industry.

FUND OBJECTIVE

SEEKS LONG-TERM GROWTH OF CAPITAL THROUGH A FOCUSED PORTFOLIO OF NO MORE THAN 30 STOCKS, WITHOUT REGARD TO MARKET CAPITALIZATION

ADVISERS

[JANUS LOGO] [CREDIT SUISSE ASSET MANAGEMENT LOGO]
[AIG SUNAMERICA ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

We believe that the growth equities' stalled rally during the semiannual period reflected uncertainty over the magnitude of any economic recovery this year. If the economy manages to expand in the second half of 2002, the question is whether the growth level will be closer to 2% rather than 4% on an annualized basis.

We are cautious looking out over the immediate horizon, but we note that, historically, small-cap and mid-cap growth stocks have often outperformed the broader stock market pulling out of recession. Whether they can again remains to be seen, but we see no fundamental reason why the group would lag larger-cap stocks in this recovery. In any event, we expect stock selection to continue to be critical over the remainder of the year. Thus, we remain focused on innovative and well-managed companies whose stocks we believe are reasonably valued given their business prospects.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Russell 3000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 3,000 largest U.S. companies with higher growth rates and price to book ratios. Investors cannot actually make investments in these indices.

                      AVERAGE ANNUAL RETURNS AS OF 4/30/02

                                                                RETURN
                                                                 SINCE
                                                               INCEPTION
                       6 MON     1 YR      3 YR      5 YR     (11/19/96)
                       -----    ------    -----     ------    ----------
A Shares At Net
   Asset Value         7.03%    -17.29%   -3.54%    11.87%      10.87%

A Shares With
   Maximum Sales
   Charge              0.88%    -22.05%   -5.42%    10.56%       9.67%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of the Fund.

FOCUSED             2002 SEMIANNUAL REPORT
2000 GROWTH PORTFOLIO
(Formerly Style SELECT Series Small-Cap Growth Portfolio)

FUND FOCUS

FOCUSED 2000 GROWTH PORTFOLIO CLASS A OUTPERFORMS LIPPER AND MORNINGSTAR CATEGORY AVERAGES FOR 5-YEAR PERIOD ENDED APRIL 30, 2002*

Q&A

JIM OBERWEIS AND TEAM, Portfolio Managers
OBERWEIS ASSET MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We began managing our portion of the Portfolio on November 16, 2001. At Oberweis, we use a bottom-up active management strategy. We seek to maximize exposure to new information by systematically searching for superior fundamentals, growth and valuation characteristics in small-capitalization equities. We believe that buying opportunities come from the early recognition of growth as a result of new products, innovative changes in technology or dynamic marketing concepts.

We employ eight qualitative and quantitative guidelines that make up what we call The Oberweis Octagon to select only those small-cap companies with the potential for rapid growth. These are:

-    rapid revenue growth

-    rapid earnings growth

-    low relative price/earnings ratios

-    substantial future growth potential

-    early stages of earnings acceleration

-    low price to sales ratios

-    early recognition of future problems

-    upper quartile relative strength.

As a result of the strict high growth criteria Oberweis uses, our portfolios tend to be underweighted in sectors with lower earnings growth, such as financials and industrials, and somewhat overweighted in sectors with higher earnings growth, such as technology, health care, business services and consumer services. As a result of our investment process and buy discipline, we believe we most add value with our superior stock selection.


WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Despite a weak economic environment, consumers continued to spend at select retail venues. One of these was Portfolio holding Chico's FAS, a specialty women's clothing retailer. Chico's had an exceptional six months. After we met with management, we were convinced that Chico's was truly a customer-focused company with a scalable concept and a relatively inexpensive stock. Indeed, the company successfully opened a number of new stores in the past year and expanded existing locations. Chico's established programs to track their top customers and offer repeat purchase incentives for those customers. Having paid an average cost of $23.70 per share since initiating a position in Chico's in June 1998, the stock closed at $36.08 on April 30, 2002.

Another successful position for the Portfolio was Scansoft. This small software company was a spin-off of Xerox Corp. about four years ago. Scansoft acquired the key assets of the Belgian speech software innovator Lernout and Hauspic Speech Products NV. Lernout filed for bankruptcy amid an accounting scandal, and assets were distributed in a bankruptcy auction last November. Scansoft bought Lernout's crown jewels, called Dragon Naturally Speaking and RealSpeak, for pennies on the dollar. Dragon Naturally Speaking is a software package used by doctors and lawyers to automate dictation. RealSpeak is a software product that converts text to synthetic speech in one of eighteen languages. These products complement Scansoft's original product mix of optical character recognition software, used to convert scanned documents into editable form. Acquisitions are always risky, but we felt that opportunity was too big to pass up. We purchased Scansoft at an average cost of $5.02 per share; at the end of April 2002, it was trading at about $6.50 per share.

FUND OBJECTIVE

SEEKS LONG-TERM GROWTH OF CAPITAL THROUGH A FOCUSED PORTFOLIO OF NO MORE THAN 60 STOCKS THAT ARE SIMILAR TO THOSE WHICH MAY BE INCLUDED IN THE RUSSELL 2000 GROWTH INDEX

ADVISERS

[BARON FUNDS LOGO] [OBERWEIS ASSET MANAGEMENT, INC. LOGO]
[DEUTSCHE ASSET MANAGEMENT A MEMBER OF THE DEUTSCHE BANK GROUP LOGO]


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

We expect that the U.S. economy will expand in the second half of 2002, ending the most recent recessionary period. Emergence from an economic recession has historically led to favorable returns for small-cap stocks in general and positive results for small-cap growth stocks in particular. For example, in 1991, as the economy emerged from the 1990 recession, the Russell 2000 Growth Index jumped 51%. Of course, past performance is no guarantee of future results, and we believe it is unlikely that such extreme returns will reoccur after the relatively mild recession of 2001. Regardless, history can serve as a useful guide, and this example does show that growth stocks have responded positively to an expanding economy after a recession. Similar examples can be found in comparing growth and value stock performance subsequent to the 1973-74 bear market.

From another perspective, it is a bit unusual for either growth or value stocks to outperform the other on such a dramatic basis as we have seen in the past
2 1/2 years or so. The recent outperformance of small-cap value stocks over small-cap growth stocks should not lead us to forget that value stocks were very much out of favor as recently as early 2000. Given this fact, we are convinced that a similar pattern of significant valuation disparity between growth and value stocks currently exists. We firmly believe that small-cap growth investments are attractive on a valuation basis.

In short, we believe the time for small-cap growth stocks may be near. The precise timeline is, of course, impossible to forecast. But we are confident that as the U.S. economy begins to expand, the rewards of investing in high growth smaller companies are likely to exceed the risks.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002. They are subject to change every month. Investors cannot actually make investments in these indices.


                      AVERAGE ANNUAL RETURNS AS OF 4/30/02

                                                                RETURN
                                                                 SINCE
                                                               INCEPTION
                       6 MON     1 YR      3 YR      5 YR      (1/6/98)
                       -----    ------    -----     ------    ----------
A Shares At Net
   Asset Value         11.68%    -7.38%    9.88%      N/A        7.49%

A Shares With
   Maximum Sales
   Charge               5.26%   -12.68%    7.73%      N/A        6.02%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of the Fund.

FOCUSED             2002 SEMIANNUAL REPORT
LARGE-CAP VALUE PORTFOLIO
(Formerly Style SELECT Series Large-Cap Value Portfolio)

FUND FOCUS

FOCUSED LARGE-CAP VALUE PORTFOLIO CLASS A RANKS IN TOP 50% OF FUNDS IN MORNINGSTAR CATEGORY FOR 3-YEAR PERIOD ENDED APRIL 30, 2002*

Q&A

STEVEN IRONS AND TEAM, Portfolio Managers
WELLINGTON MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We seek long-term growth of capital using a "contrarian value" style of investing. We seek to achieve this objective by investing in large-cap equities that we project will provide an above average total return and that are available at a lower than average valuation. This value strategy:

- concentrates on undervalued companies whose price-earnings ratios have room to expand. As a whole, our portion of the Portfolio has a price-earnings ratio that is at a discount to the market.

-    results in a portfolio yield that is usually above the market.

- identifies financially strong companies that tend to be overlooked and frequently under-analyzed by others.

-    pursues capital growth as a by-product of our value strategy.

-    strives to have a fully invested portfolio.

We used this style of investing throughout the semiannual period. The end of 2001 showed some improvement after a lackluster year in the U.S. equity markets. The economic recovery predicted for 2002 has been slow in coming but seems to be on the way. During the first third of the year, the industrial sector grew again after 19 months of decline. Orders and production rebounded, and order backlogs rose. Resilience in consumer spending continued, helped by tax cuts, lower interest rates and a slower pace of layoff activity. There were even signs that technology demand was beginning to turn up. For the six months ended April 30, 2002, the best performing sectors in the S&P 500 Index were materials, consumer staples and consumer discretionary. The telecommunications sector caused the most damage to returns.

During the semiannual period, our portion of the Portfolio underperformed the Russell 1000 Value Index, as our long string of monthly outperformance came to a pause with mixed results from individual stock selection.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Positive stock selection during the semiannual period came from the financials, industrials and consumer staples sectors. Some of the top contributors to performance in our portion of the Portfolio were Hartford Financial Services, Kimberly Clark, CIGNA, Ace Ltd. and Washington Mutual. Some technology stocks, such as Teradyne and Micron Technology, also performed well. Nonetheless, Portfolio underperformance was due in part to an overweighting in the technology sector. Actually this weighting enhanced returns early in the six-month period but detracted from performance during the first quarter of 2002.

The Portfolio's performance was also negatively impacted by its stock selection in the telecommunications sector. Both Worldcom and Qwest suffered from continued erosion in long distance fundamentals and concerns over accounting and leverage. Another major detractor from performance during this period was Adelphia, which produced solid revenue and EBITDA (earnings before interest and taxes, depreciation and amortization) growth but revealed co-borrowing facilities between the company and the controlling family's investment trust. Concerns over the potential conflict of interests drove the company's share price significantly lower.

Some of our purchases for the Portfolio during the semiannual period reflect a bias toward companies exposed to an economic recovery, such as Weyerhauser, Dow Chemical and Nucor. We funded these purchases through the sale of companies with more stable demand characteristics, such as Southern Company, FPL Group and Pinnacle West. We eliminated some names that approached our target prices, including Family Dollar, Dell Computer and KPMG Consulting.

We increased the Portfolio's weightings in industrials, telecommunications, and materials over the semiannual period; we decreased the Portfolio's weightings in the consumer discretionary and utilities sectors. On April 30, 2002, the Portfolio remained overweight in telecommunications, information technology, industrials and materials and underweight in financials, utilities and consumer discretionary.

FUND OBJECTIVE

SEEKS LONG-TERM GROWTH OF CAPITAL THROUGH A FOCUSED PORTFOLIO OF NO MORE THAN 30 LARGE-CAP STOCKS THAT THE ADVISERS BELIEVE TO BE UNDERVALUED IN THE MARKET

ADVISERS

[DREMAN VALUE MANAGEMENT, L.L.C. LOGO] [OAKMARK FAMILY OF FUNDS LOGO] [WELLINGTON MANAGEMENT LOGO]


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

We believe the economy is in a solid recovery mode. The pace and duration of this recovery remain in question, though, as the factors supporting strong consumer spending are unwinding. Most notably, these factors are low energy prices and declining interest rates.

The recovery nevertheless appears poised to achieve a self-sustaining condition. Since many companies dramatically slowed production through most of 2001 to reduce their inventories, they will need to increase production rates again to meet consumers' current demand. We believe that industrial production should recover this year and that the big surprise probably will be raw material price increases. We already are seeing price hikes in various commodities, such as oil, gold, styrene, and hot-rolled sheet metal. On the whole, we believe Main Street is in better shape than Wall Street. We expect real GDP growth of 3% on a domestic and a global basis during the next 12 months.

General inflation should remain well behaved, but move higher as the year progresses. We believe that corporate profits may recover to a 9% growth trend, but perhaps will be a little better in 2002 because of accounting changes related to the amortization of goodwill that alone could add roughly 2%. As corporate earnings start to show signs of recovery and assuming that inflation remains low, i.e. within a normal annual rate of 2%, then we may see the Federal Reserve Board raise short-term interest rates once they feel the economic recovery is on solid footing. In our view, the U.S. equity market has not yet fully priced in the coming economic recovery, though it has fully priced in the broader economic fall-out of Enron's demise.

Based on this view, we intend to continue to sell some of the "safer" stable demand companies that are achieving or approaching fuller valuations in order to buy companies with more sensitivity to the recovery.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002. They are subject to change every month. Investors cannot actually make investments in this index.

                      AVERAGE ANNUAL RETURNS AS OF 4/30/02

                                                                RETURN
                                                                 SINCE
                                                               INCEPTION
                       6 MON     1 YR      3 YR      5 YR     (10/15/97)
                       -----    ------    -----     ------    ----------
A Shares At Net
   Asset Value         2.22%    -11.35%   -0.93%      N/A        3.17%

A Shares With
   Maximum Sales
   Charge             -3.68%    -16.46%   -2.87%      N/A        1.83%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of the Fund.

FOCUSED             2002 SEMIANNUAL REPORT
MULTI-CAP VALUE PORTFOLIO
(Formerly Focused Value Portfolio)

FUND FOCUS

FOCUSED MULTI-CAP VALUE PORTFOLIO CLASS A OUTPERFORMS S&P 500 INDEX, RUSSELL 3000 VALUE INDEX AND LIPPER CATEGORY AVERAGE FOR 6-MONTH AND 12-MONTH PERIODS ENDED APRIL 30, 2002*

Q&A

MARTIN J. WHITMAN AND TEAM, Portfolio Managers
THIRD AVENUE FUNDS


HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We adhered to our disciplined value approach to investing. Our team of investment professionals analyzes companies from the bottom up to identify companies that we feel are "safe and cheap" and have the potential to create value for shareholders over the long term. In selecting equity investments for our portion of the Portfolio, we stress four criteria that a company must exhibit-three fall under our definition of "safe;" the fourth is how we define "cheap."

- STRONG FINANCES--The issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

- COMPETENT MANAGEMENT--The company's management has a good track record as both owners and operators. Management also shares a common interest with outside, passive, minority shareholders.

- UNDERSTANDABLE BUSINESS--Comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

- SIGNIFICANT DISCOUNT TO PRIVATE MARKET VALUE--The market price lies substantially below a conservative valuation of the business as a private entity or as a takeover candidate.

Our stringent investment criteria and fundamental analysis often lead us to companies with very different characteristics than those selected by "typical" value managers. Since we emphasize a company's resources and potential optimal uses for those resources, rather than its short-term earnings, our long-term performance is not necessarily dependent on the broader market's trends. In fact, as bottom-up investors, attention is paid solely to the attributes of a company and its securities. We pay no attention whatsoever in our securities selection to macroeconomic conditions, whether it be predicting GDP, interest rates or other similar factors.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Many of the companies in whose common stocks we invest are what we call wealth creation companies, as opposed to earnings companies. To us, that means that the businesses strive to create corporate value by means other than having operating, and therefore taxable, earnings. Wealth creation includes enhancing asset values so that the businesses tend to have large amounts of capital gains, whether realized or unrealized. We always strive to acquire these securities at substantial discounts from readily ascertainable net asset values (NAVs). Such companies whose common stocks are in the Portfolio include Catellus Development, Forest City Enterprises, Hutchison Whampoa and Phoenix Companies.

Other common stocks in the Portfolio are what we call "earnings" companies, i.e. businesses that seek to create corporate value by having operating earnings. In general, we have been buying into the common stocks of well-capitalized companies in this category at well under ten times past peak earnings. We only invest in securities where we feel there are reasonable prospects that the next earnings peak will be better than the last earnings peak. Common stocks in the Portfolio that fall under this category include AVX Corp., Alamo Group, Kemet Corp. and PAREXEL.

FUND OBJECTIVE

SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN 30 EQUITY SECURITIES THAT THE ADVISERS BELIEVE ARE UNDERVALUED IN THE MARKET, WITHOUT REGARD TO MARKET CAPITALIZATION

ADVISERS

[AMERICAN CENTURY LOGO] [THIRD AVENUE FUNDS LOGO]
[THORNBURG INVESTMENT MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

We think that the general stock market remains quite overvalued. However, as noted above, this is not anything that we spend any time studying or worrying about. It is just not what bottom-up value investors do. Rather, we will continue to apply the same value discipline that we have practiced for well over fifteen years without regard to or influence by any macroeconomic or index outlook. That is, we will employ a strict bottom-up stock selection approach with a very specific focus on individual securities and companies' fundamentals and pricing.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

                      AVERAGE ANNUAL RETURNS AS OF 4/30/02

                                                                RETURN
                                                                 SINCE
                                                               INCEPTION
                       6 MON     1 YR      3 YR      5 YR      (11/1/99)
                       -----    ------    -----     ------    ----------
A Shares At Net
   Asset Value         4.77%    -1.88%      N/A       N/A       16.29%

A Shares With
   Maximum Sales
   Charge             -1.27%    -7.55%      N/A       N/A       13.57%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of the Fund.

                       2002 SEMIANNUAL REPORT
FOCUSED 2000 VALUE PORTFOLIO
(Formerly Style SELECT Series Small-Cap Value Portfolio)

FUND FOCUS

FOCUSED 2000 VALUE PORTFOLIO CLASS A CLOSELY TRACKS RUSSELL 2000 VALUE INDEX FOR 3-YEAR PERIOD ENDED APRIL 30, 2002*

Q&A

ROBERT PERKINS AND TEAM, Portfolio Managers
BERGER FUNDS

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We search for undervalued stocks of strong companies and consider the downside risk before the upside potential of each investment. This strategy was most successful during this challenging semiannual period. After all, the six months ended April 30, 2002 were a seesaw. The U.S. stock market rallied during the last months of 2001, led by cyclicals, including technology stocks. A number of economic reports showed improvement. Among these were better-than-expected consumer confidence and spending numbers.

The U.S. stock market, as measured by the S&P 500 Index, declined through the first four months of 2002. Still, the early months of 2002 demonstrated, in our opinion, the resilience of the U.S. economy. Inventories were worked down, manufacturing grew stronger, unemployment stayed relatively low, consumer sentiment improved, and inflation and interest rates were at 40-year lows. The last major factor needed to jumpstart an economic rebound remained corporate profitability. Most analysts did not forecast much of a turnaround in the first half of 2002, but were planning for possible improvements in business fundamentals in the second half of the year. We agreed.

For the semiannual period, our portion of the Portfolio outperformed the Russell 2000 Index. Such relative performance is attributable primarily to the Portfolio's strong gains in the last months of 2001 when holdings in "fallen growth" stocks purchased after the equity market's steep decline in September rebounded. Gains during the first months of 2002 were positive but not as robust, mostly as a result of our overweighting in the technology sector, which had a weak quarter or so, and relative underweighting in the financial and consumer sectors, which performed well.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Among the Portfolio's technology holdings, Newport Corp. turned in a positive performance, reflecting increased semiconductor equipment demand. Advanced Digital Information Corp. declined as demand for storage stayed repressed. We believe the financial strength of Advanced Digital may allow it to benefit from an anticipated cyclical turn, and so we continue to hold a position in this stock. DMC Stratex Networks, Inc. disappointed, as wireless infrastructure remained weak. We maintain a position in this company as well, though, as we believe its balance sheet and products could pull it through the other side of the cycle.

Portfolio holdings in the energy sector delivered gains over the six-month period. Pogo Producing Co. performed well, apparently on the strength of a rebound in commodity prices and investor optimism about prospects for a cyclical upturn. We trimmed the Portfolio's position in Stone Energy Corp. during the first calendar quarter of 2002, when the company revised its production outlook downward. We believe most long-term fundamentals for the energy sector are sound, and we intend to continue to buy on weakness.

Our portion of the Portfolio was underweighted in the consumer sector during the first months of 2002, because we considered consumer spending levels to be uncertain and felt there was less risk in other areas. As a result, we did not participate fully in the sector's strong performance. However, Portfolio holding La-Z-Boy, Inc. reported higher earnings first calendar quarter. Portfolio holding Dollar Thrifty Automotive Group, Inc. delivered strong gains through most of the semiannual period, apparently rebounding with U.S. travel spending. We had increased our position in Dollar Thrifty early in the fourth calendar quarter on the belief that it had been oversold in the September market decline.

In the health care sector, Beverly Enterprises, Inc. dragged down first quarter 2002 Portfolio performance. Although Beverly Enterprises seemed to have suffered as a result of Medicare reimbursement concerns, we continue to like the long-term fundamentals of this company and added to the Portfolio's position on the stock's weakness.

FUND OBJECTIVE

SEEKS LONG-TERM GROWTH OF CAPITAL THROUGH A FOCUSED PORTFOLIO
OF NO MORE THAN 60 STOCKS THAT ARE SIMILAR TO THOSE WHICH MAY BE INCLUDED IN THE RUSSELL 2000 VALUE INDEX

ADVISERS

[BERGER FUNDS LOGO] [BOSTON PARTNERS ASSET MANAGEMENT, L.P. LOGO] [THIRD AVENUE FUNDS LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

We are taking a cautious view of the future for several reasons. Although heartened by the economic recovery that appears to be developing, we find stock prices high relative to expected corporate earnings--especially in a rising interest rate environment. Also, several unknowns persist that could have a negative impact on stock prices, such as accounting issues and the ongoing war on terrorism.

We believe that small-cap and mid-cap stocks continue to represent the most attractive segments of the equity market, but we are concerned that valuations may be stretched in the short term. Finally, we expect the number of earnings disappointments to remain high and extend above-average volatility in stock prices. At the same time, however, we believe this investment environment creates opportunity for value investors, and we intend to redeploy any cash we hold as those opportunities present themselves. More specifically, we intend to continue to overweight technology, health care and energy because, in our opinion, these sectors demonstrate potential long-term opportunity for value investors.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Russell 2000 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios. Investors cannot actually make investments in these indices.

                      AVERAGE ANNUAL RETURNS AS OF 4/30/02

                                                                RETURN
                                                                 SINCE
                                                               INCEPTION
                       6 MON     1 YR      3 YR      5 YR     (10/15/97)
                       -----    ------    -----     ------    ----------
A Shares At Net
   Asset Value        18.05%    15.74%    16.13%      N/A        8.85%

A Shares With
   Maximum Sales
   Charge             11.25%     9.07%    13.85%      N/A        7.45%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of the Fund.

FOCUSED             2002 SEMIANNUAL REPORT
GROWTH AND INCOME PORTFOLIO

FUND FOCUS

FOCUSED GROWTH AND INCOME PORTFOLIO SUB-ADVISOR WILLIAM C. NYGREN OF HARRIS ASSOCIATES (OAKMARK) NAMED 2001 PORTFOLIO MANAGER OF THE YEAR BY MORNINGSTAR; PORTFOLIO CLASS A OUTPERFORMS LIPPER AND MORNINGSTAR CATEGORY AVERAGES FOR 6-MONTH PERIOD ENDED APRIL 30, 2002*


Q&A

WILLIAM C. NYGREN AND TEAM, Portfolio Managers
HARRIS ASSOCIATES (OAKMARK FUNDS)


HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

At Harris Associates, we are committed to value investing. We believe this creates attractive investment returns over the long term while minimizing risk. In evaluating potential investments, we focus on three characteristics:

-    stocks trading at significant discounts to underlying business values;

-    value that increases over time; and

-    company management whose interests are aligned with those of shareholders.

Our portion of the Portfolio performed comparatively well over the six months ended April 30, 2002, outperforming both the S&P 500 Index and the Russell 1000 Value Index for the period.

In general, equity investors remained remarkably optimistic during the semiannual period, even as challenges mounted each day. Despite two consecutive down years, the S&P 500 Index still was trading at approximately 23 times estimated 2002 earnings at the end of April 2002. This is awesome resilience when one considers the backdrop of this period. There was the largest financial debacle in recent history, i.e. the Enron bankruptcy and its ripple effect on corporate accounting, the aftermath of the tragic terrorist attacks on the U.S., and the heightened conflict in the Middle East.

Despite this, the U.S. economy appears to have shrugged off a mild recession. However, we are concerned that corporate profits have collapsed, growth is still questionable, and valuations are near all-time highs again. In this context, we would argue that there is a great deal of optimism embedded in the S&P 500 Index's current valuation. It is our long-standing belief that the problem with sky-high valuations is the math--few companies can grow fast enough to justify such lofty figures, and so there is little room for error or disappointment. In effect, today's high valuations argue for very high real rates of return from equities, yet this follows a painful period when investors were supposed to become more sober about such issues.

Thankfully, the market provided us with good opportunities to own some high-quality businesses in the Portfolio. Prior to the recent price declines, those stocks with higher growth rates and higher price/earnings ratios (P/E) substantially underperformed the rest of the stock market over the past several years, while our inexpensive, low P/E stocks flourished. During the semiannual period, however, we were able to take advantage of buying opportunities in these higher quality businesses because they represented the most attractive values.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Strong performance by Guidant Corp. (medical products), First Data Corporation (electronics) and Interpublic Group (broadcasting & media) contributed significantly to the Portfolio's returns during the semiannual period. Positive performance was partially offset by weakness in AT&T Corp. (telecommunications), Electronic Data Systems (business services), and Motorola (communications equipment), each of which experienced declines. Still, we have not changed our underlying fundamental opinion on these stocks. We continue to believe they are undervalued and show significant upside potential and thus continue to hold them in the Portfolio.

FUND OBJECTIVE

INVESTS PRIMARILY IN EQUITY SECURITIES BELIEVED TO BE POISED FOR GROWTH, ARE UNDERVALUED OR ARE LIKELY TO PAY QUARTERLY DIVIDENDS

ADVISERS

[MARSICO CAPITAL MANAGEMENT, LLC LOGO] [OAKMARK FAMILY OF FUNDS LOGO] [THORNBURG INVESTMENT MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

In our view, it may not be easy to find numerous buying opportunities in the near term. Stocks have rebounded sharply from September 2001 lows and may already reflect much of the profit improvement investors expect. In fact, we believe investor expectations may still be too high, and this is worrisome. Our response to this environment reflects a disciplined commitment to our core investment philosophy, which incorporates a willingness to look in out-of-favor sectors to find tomorrow's winners. We expect to ultimately overcome some significant challenges, but we also recognize that from these market levels, the task of meeting high investor expectations grows ever more difficult.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Selection based upon many factors, including long-term total returns, history of aligning shareholder interests with those of the fund and style purity. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002. They are subject to change every month. Investors cannot actually make investments in this index.

                      AVERAGE ANNUAL RETURNS AS OF 4/30/02

                                                                RETURN
                                                                 SINCE
                                                               INCEPTION
                       6 MON     1 YR      3 YR      5 YR     (10/15/97)
                       -----    ------    -----     ------    ----------
A Shares At Net
   Asset Value        11.13%    -7.33%     0.16%      N/A        5.03%

A Shares With
   Maximum Sales
   Charge              4.77%    -12.66%   -1.79%      N/A        3.67%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of the Fund.

FOCUSED             2002 SEMIANNUAL REPORT
INTERNATIONAL EQUITY PORTFOLIO
(Formerly Focused International Portfolio)

FUND FOCUS

FOCUSED INTERNATIONAL EQUITY PORTFOLIO CLASS A OUTPERFORMS MSCI EAFE INDEX FOR 3-MONTH PERIOD ENDED APRIL 30, 2002*; INTRODUCED TO INVESTORS ON NOVEMBER 1, 2001.

Q&A

DAVID ANTONELLI AND TEAM, Portfolio Managers
MFS INVESTMENT MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

The MFS international equity investment process focuses on stock selection, which is a function of intensive bottom-up fundamental research. Our team assesses the relative value of stock ideas to determine those that offer the highest potential for capital appreciation. We focus on the following characteristics when selecting stocks: above-average sustainability of earnings growth, leading market position, good liquidity and growth at a reasonable price. Country allocation is a residual of bottom-up stock selection. Equally important is our sell discipline. Our team may sell a stock if the sell price target is reached, the fundamentals decline or another stock offers better value. The key to our process is having global industry coverage and effective communications.

We are pleased to report that our portion of the Portfolio significantly outperformed the benchmark, the MSCI EAFE Index. Strong stock selection and an overweight position in the basic materials sector as well as effective stock selection within the consumer staples sector contributed most to our outperformance during the semiannual period. The earnings of both of these sectors are directly tied to the health of the overall global economy. Thus, as signs of a recovery continued to appear throughout the first months of 2002, the stocks of companies within these sectors benefited.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Within the basic materials sector, Swiss agricultural chemical company Syngenta was the strongest single contributor to our portion of the Portfolio's performance. Formed from the chemical subsidiaries of two major European pharmaceutical firms, the company continues to make tremendous headway in cost synergies.

U.K. companies Diageo and Unilever PLC performed well within the consumer staples sector. Owner of such premium brands as Smirnoff and Captain Morgan's, Diageo continued to benefit from restructuring efforts, including the sale of several of its non-alcohol businesses, and from concentrating on building its brands. Unilever PLC maintained its leadership position as a manufacturer of branded and packaged consumer goods, including food, detergents, fragrances, home and personal care products.

Korean company Samsung Electronics in the information technology sector was a significant contributor to performance during the period. Samsung manufactures memory chips and benefited from investors anticipating increased demand for its products as the economy recovers. Talisman Energy Inc., an international independent oil and gas producer, was another strong performer during the semiannual period, benefiting primarily from the rise in oil prices.

The largest detractor from performance during the semiannual period was the Portfolio's holding in British telecommunications service provider Vodafone. Wireless telecommunications service providers were hit hard during these months, due largely to sell-side analysts making several downward revisions to their revenue and earnings growth estimates based on the expectation of declining numbers of new subscribers.

The health care sector overall was hurt by slowing drug approvals by the Food and Drug Administration (FDA), the threat of generic versions of drugs hitting the market, and disappointing inventory build-up signaling lower than expected sales. Portfolio performance was hurt by its underperforming health care holdings, including French pharmaceutical company Sanofi Synthelabo. The patent on one of Sanofi's key products--heart medication Plavix--was challenged by a generic drug company wishing to release its own version of the drug to the market. While predicting the outcome of patent litigation is difficult, lawsuits do tend to take several years to conclude.

Our stock selection in the consumer discretionary sector negatively impacted Portfolio performance as well. Japanese video game giant Sega Corporation continues to be a leader in its industry. However, Sega produced disappointing returns during the semiannual period, as the market learned of a US family's lawsuit against the company and of seasonal weakness following strong Christmas-generated sales. While lawsuits are never positive, we do believe the outcome of this suit will be immaterial to Sega's long-term story.

FUND OBJECTIVE

SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN 30 STOCKS ISSUED BY FOREIGN COMPANIES OF ANY SIZE

ADVISERS

[OAKMARK FAMILY OF FUNDS LOGO] [MFS INVESTMENT MANAGEMENT LOGO]
[STATE STREET RESEARCH LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

We are generally positive about the global economy for 2002, and we hope to see an improvement over 2001. That said, we continue to build our portion of the Portfolio on a stock by stock basis, while staying valuation sensitive and focused on our ten best ideas. While the international equity markets rallied sharply over the last few months, we are concerned that, in many cases, these higher stock prices already discount real improvement in fundamentals and corporate profitability. Given these conditions, we remain committed to a conservative, prudent strategy of choosing only those stocks that we feel offer real value and solid growth potential.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Investors cannot actually make investments in this index.

Because the Portfolio is less than one year old, no average annual return data is shown.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of the Fund.

             2002 SEMIANNUAL REPORT
FOCUSED TECHNOLOGY PORTFOLIO
(Formerly Focused TechNet Portfolio)

FUND FOCUS

FOCUSED TECHNOLOGY PORTFOLIO CLASS A OUTPERFORMS MORNINGSTAR CATEGORY AVERAGE AND NASDAQ 100 INDEX FOR 6-MONTH PERIOD ENDED APRIL 30, 2002*


Q&A

WALTER PRICE, JR. AND TEAM, Portfolio Managers
DRESDNER RCM GLOBAL FUNDS

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

After an 18-month bear market, technology stocks finally performed well in the last months of 2001, as prospects of an improving economy as well as a boom in defense spending were thought to strengthen technology profits. However, the rebound appeared uneven, with software, computers & peripherals and security doing well, while communications and certain manufacturing areas continued to struggle. In addition, we believe that many investors were concerned that the rally was overheated, particularly since economic growth and corporate profits, though visible on the horizon, had not actually materialized to any great extent.

Throughout the first months of 2002, technology stocks cycled between optimism and pessimism, and the further a company was from the end-customer, the better it seemed to do. Semiconductor stocks continued their outperformance, as investors seemed to gravitate toward the safety of known cyclical stocks. Memory prices surged many-fold during this period, as the exit of many Japanese companies from the market finally began to be reflected in better supply and demand balance. Communications companies had very poor orders and forecast much lower than expected results, as their customers had either declared bankruptcy or focused on preserving their cash. Accounting issues were highlighted throughout these months across all sectors, and any company with questionable accounting or liquidity issues was severely punished. There continued to be concern whether the economic recovery was real and if it would flow into the capital spending plans of companies and fulfill the hope of a second half recovery for most technology companies.

Given this environment, we managed our portion of the Portfolio by seeking stocks that appeared to possess three main characteristics. First, we looked for those companies that we believed were leaders in their sector of technology. Second, we needed to see positive factors from those companies, above and beyond what a recovery in the economy might do to their business. Lastly, we sought signs that business was bottoming and might actually be improving.

For the semiannual period overall, our overweighted positions in Internet software and services helped Portfolio performance as did our underweighted positions in telecommunications services. Our stock selection in semiconductors, Internet software and services and information technology consulting & services also boosted Portfolio returns. In contrast, our overweighted positions in communications equipment, software, information technology consulting & services, semiconductors and computers & peripherals hurt Portfolio performance. Our stock selection in communications equipment and software also negatively impacted returns.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

In our portion of the Portfolio, the best individual stock performers included:

- YAHOO JAPAN CORP.--In Internet software and services, Yahoo Japan is capitalizing on the trend in Japan to convert from regular dial-up Internet service to high-speed access. We also believe that Yahoo Japan is emerging as the broadband access and auction leader in Japan.

- BROCADE COMMUNICATIONS SYSTEMS--Brocade provides storage area networking infrastructure. We believe that this area will provide good returns and high growth for the next several years as users consolidate and centralize their storage resources.

- UTSTARCOM INC.--After a research trip to China in March 2002, we believe that this company fills the need for inexpensive wireless telephony in that country. Only 20% of the population have telephones in China, and with the rapid industrialization there, we anticipate that that number should double over the next five years.

Other strong performers for the Portfolio during the semiannual period were Affiliated Computer Services, eBay Inc., and Marvell Technology Group. The worst performers on an absolute basis were Check Point Software Technologies Inc., Taiwan Semiconductor, and Veritas Software Corp.

Of course, we conducted ongoing monitoring and review to help ensure that each equity holding contributed to the Portfolio's investment mandate. This means that we bought and sold stocks over the period so that only our very best ideas were held at any given time. Another stock that was a positive contributor to the Portfolio during the semiannual period was Samsung Electronics. Other stocks that performed poorly were Concord EFS Inc., Juniper Networks Inc., and SeaChange International. We sold the Portfolio's positions in each of these stocks during the semiannual period. In April 2002, we established a position in Cisco Systems Inc.

FUND OBJECTIVE

SEEKS CAPITAL APPRECIATION BY INVESTING GENERALLY IN 30 EQUITY SECURITIES OF COMPANIES OF ANY SIZE THAT THE ADVISERS BELIEVE ARE LEADING PRODUCERS OR BENEFICIARIES OF TECHNOLOGICAL INNOVATION

ADVISERS

[DRESDNER RCM GLOBAL FUNDS LOGO] [VANWAGONER FUNDS LOGO]
[AIG SUNAMERICA ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

We believe that we are at a crucial juncture for technology stocks. The economy appears to be strengthening, the government has passed incentives for investment, and the returns on investment are there for various technology projects. We have felt that capital spending would lead the recession down and lag the recovery until companies felt better about their futures. We also believe, however, that we should be fast approaching the time when that confidence leads to a return of spending on projects. There is a risk that the recovery may not be sustained, that the consumer may fold, or that a war may send the price of oil to untenable levels. But if this is a historically normal economic recovery, we believe that we should start to hear many of the Portfolio's well-positioned companies say that they are indeed seeing the recovery in their orders and outlook. Finally, we believe that the Portfolio is well positioned with its focus on owning only those "best technology investment idea" companies that are creating their own recovery through superior products.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2002. They are subject to change every month. The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 Index is calculated under a modified capitalization-weighted methodology. Investors cannot actually make investments in this index.

                      AVERAGE ANNUAL RETURNS AS OF 4/30/02

                                                                RETURN
                                                                 SINCE
                                                               INCEPTION
                       6 MON     1 YR      3 YR      5 YR      (5/22/00)
                       -----    ------    -----     ------    ----------
A Shares At Net
   Asset Value        -4.56%    -46.83%     N/A       N/A       -46.10%

A Shares With
   Maximum Sales
   Charge             -10.02%   -49.87%     N/A       N/A       -47.71%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of the Fund.

IF YOU WOULD LIKE ADDITIONAL INFORMATION:

           |  |   CALL FASTFACTS--OUR 24-HOUR, AUTOMATED ACCOUNT AND FUND
                  INFORMATION HOTLINE AT 800-654-4760.

           |  |   VISIT www.sunamericafunds.com FOR MORE UP-TO-DATE
                  INFORMATION.

                           AIG SUNAMERICA MUTUAL FUNDS
                      THANKS YOU FOR YOUR CONTINUED SUPPORT

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2002 (UNAUDITED)

                                            FOCUSED          FOCUSED        FOCUSED       FOCUSED        FOCUSED
                                           LARGE-CAP        MULTI-CAP        2000        LARGE-CAP      MULTI-CAP
                                             GROWTH          GROWTH         GROWTH         VALUE          VALUE
                                           PORTFOLIO+      PORTFOLIO+     PORTFOLIO+    PORTFOLIO+     PORTFOLIO+
                                         --------------------------------------------------------------------------
ASSETS:
Investment securities, at value*.......  $1,411,634,198   $202,107,138    $33,170,699   $77,894,187   $697,103,002
Repurchase agreements (cost equals
 market)...............................              --     41,625,000      6,035,000     3,353,000     25,887,000
Short-term securities*.................      57,212,031     15,495,925             --     8,746,000             --
Deposit with brokers for securities
 sold short#...........................              --             --             --            --             --
Cash...................................          38,264         46,803          1,659         3,370            968
Foreign cash...........................              --             --             --            --             --
Receivable for investments sold........      29,379,381     34,608,001        382,626     3,969,401     16,920,293
Receivable for shares sold.............       4,799,075        167,707        542,481       313,481      4,840,001
Interest and dividends receivable......         451,188         36,275          3,510       143,561      1,269,741
Receivable from investment adviser.....              --         17,698         38,580        16,848        141,578
Prepaid expenses and other assets......          16,045          2,759             --         1,561          1,866
                                         --------------   ------------    -----------   -----------   ------------
Total assets...........................   1,503,530,182    294,107,306     40,174,555    94,441,409    746,164,449
                                         --------------   ------------    -----------   -----------   ------------
LIABILITIES:
Payable for investments purchased......      52,577,375     64,559,362      4,282,929     5,540,227     22,315,801
Payable for shares redeemed............       4,621,544        630,131         64,049       604,711      2,971,661
Distribution and service maintenance
 fees payable..........................       1,016,130        145,018         24,822        59,674        488,172
Investment advisory and management fees
 payable...............................       1,019,078        188,200         27,725        74,261        594,254
Other accrued expenses.................       1,186,470        378,187         26,743       124,928        348,312
Securities sold short, at value........              --             --             --            --             --
Foreign currency contracts.............              --             --             --            --             --
Unrealized depreciation on forward
 foreign currency contracts............             919             --             --            --             --
                                         --------------   ------------    -----------   -----------   ------------
Total liabilities......................      60,421,516     65,900,898      4,426,268     6,403,801     26,718,200
                                         --------------   ------------    -----------   -----------   ------------
Net assets.............................  $1,443,108,666   $228,206,408    $35,748,287   $88,037,608   $719,446,249
                                         ==============   ============    ===========   ===========   ============
*Identified cost
Investment securities..................  $1,338,097,192   $194,637,591    $32,067,661   $79,530,752   $704,291,056
                                         ==============   ============    ===========   ===========   ============
Short-term securities..................  $   57,212,031   $ 15,495,925    $        --   $ 8,746,000   $         --
                                         ==============   ============    ===========   ===========   ============
Foreign cash...........................  $           --   $         --    $        --   $        --   $         --
                                         ==============   ============    ===========   ===========   ============
#Proceeds from securities sold short...  $           --   $         --    $        --   $        --   $         --
                                         ==============   ============    ===========   ===========   ============

+ See Note 1

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2002 (UNAUDITED) --
 (CONTINUED)

                                            FOCUSED          FOCUSED        FOCUSED       FOCUSED        FOCUSED
                                           LARGE-CAP        MULTI-CAP        2000        LARGE-CAP      MULTI-CAP
                                             GROWTH          GROWTH         GROWTH         VALUE          VALUE
                                           PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                         --------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized).........  $        9,535   $      1,472    $     2,847   $       667   $      4,291
Paid-in capital........................   1,886,517,074    318,064,798     44,809,746    91,207,261    711,846,988
                                         --------------   ------------    -----------   -----------   ------------
                                          1,886,526,609    318,066,270     44,812,593    91,207,928    711,851,279
Accumulated undistributed net
 investment income (loss)..............      (9,383,770)    (1,816,625)      (263,550)     (293,883)    (2,415,657)
Accumulated undistributed net realized
 gain (loss) on investments, foreign
 currency, and other assets and
 liabilities...........................    (507,568,679)   (95,512,784)    (9,903,794)   (1,239,872)    17,192,943
Net unrealized appreciation
 (depreciation) on investments.........      73,537,006      7,469,547      1,103,038    (1,636,565)    (7,188,054)
Net unrealized appreciation
 (depreciation) on foreign currency,
 and other assets and liabilities......          (2,500)            --             --            --          5,738
Net unrealized appreciation
 (depreciation) on securities sold
 short.................................              --             --             --            --             --
                                         --------------   ------------    -----------   -----------   ------------
Net assets.............................  $1,443,108,666   $228,206,408    $35,748,287   $88,037,608   $719,446,249
                                         ==============   ============    ===========   ===========   ============
CLASS A:
Net assets.............................  $  324,332,679   $ 78,438,879    $ 8,192,541   $25,636,539   $181,497,673
Shares outstanding.....................      20,999,546      4,913,966        640,266     1,912,304     10,696,096
Net asset value and redemption price
 per share.............................  $        15.44   $      15.96    $     12.80   $     13.41   $      16.97
Maximum sales charge (5.75% of offering
 price)................................            0.94           0.97           0.78          0.82           1.04
                                         --------------   ------------    -----------   -----------   ------------
Maximum offering price to public.......  $        16.38   $      16.93    $     13.58   $     14.23   $      18.01
                                         ==============   ============    ===========   ===========   ============
CLASS B:
Net assets.............................  $  520,040,099   $113,857,064    $14,607,237   $35,910,043   $239,738,078
Shares outstanding.....................      34,564,945      7,461,086      1,181,255     2,739,065     14,358,934
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge).........................  $        15.05   $      15.26    $     12.37   $     13.11   $      16.70
                                         ==============   ============    ===========   ===========   ============
CLASS II:
Net assets.............................  $  588,767,598   $ 34,391,670    $ 6,078,198   $25,585,394   $283,593,830
Shares outstanding.....................      39,142,429      2,253,803        492,914     1,949,444     16,994,643
Net asset value and redemption price
 per share (excluding any applicable
 contingent deferred sales charge).....  $        15.04   $      15.26    $     12.33   $     13.12   $      16.69
Maximum sales charge (1.00% of offering
 price)................................            0.15           0.15           0.12          0.13           0.17
                                         --------------   ------------    -----------   -----------   ------------
Maximum offering price to public.......  $        15.19   $      15.41    $     12.45   $     13.25   $      16.86
                                         ==============   ============    ===========   ===========   ============
CLASS I
Net assets.............................  $           --   $         --    $ 6,870,311   $        --   $ 14,616,668
Shares outstanding.....................              --             --        532,797            --        861,472
Net asset value, offering and
 redemption price per share............  $           --   $         --    $     12.89   $        --   $      16.97
                                         ==============   ============    ===========   ===========   ============
CLASS Z:
Net assets.............................  $    9,968,290   $  1,518,795    $        --   $   905,632   $         --
Shares outstanding.....................         638,661         92,344             --        66,414             --
Net asset value, offering and
 redemption price per share............  $        15.61   $      16.45    $        --   $     13.64   $         --
                                         ==============   ============    ===========   ===========   ============
CLASS X
Net assets.............................  $           --   $         --    $        --   $        --   $         --
Shares outstanding.....................              --             --             --            --             --
Net asset value, offering and
 redemption price per share............  $           --   $         --    $        --   $        --   $         --
                                         ==============   ============    ===========   ===========   ============

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2002 (UNAUDITED) --
 (CONTINUED)

                                                           FOCUSED         FOCUSED         FOCUSED
                                                            2000           GROWTH       INTERNATIONAL     FOCUSED
                                                            VALUE        AND INCOME        EQUITY       TECHNOLOGY
                                                         PORTFOLIO+       PORTFOLIO      PORTFOLIO+     PORTFOLIO+
                                                        -----------------------------------------------------------
ASSETS:
Investment securities, at value*......................  $131,715,189    $186,966,548     $40,774,940    $65,742,927
Repurchase agreements (cost equals market)............    23,318,000      12,360,000         492,000      7,558,000
Short-term securities*................................            --       1,600,000       2,256,791             --
Deposit with brokers for securities sold short#.......            --              --              --      2,731,515
Cash..................................................           760          85,753          91,189          1,678
Foreign cash..........................................            --              42         247,654             --
Receivable for investments sold.......................    18,173,907       5,159,495              --             --
Receivable for shares sold............................     2,172,199       2,101,458         284,593        118,519
Interest and dividends receivable.....................        36,138          35,623          96,147            981
Receivable from investment adviser....................         5,269         107,483          55,978         64,995
Prepaid expenses and other assets.....................         1,456           2,438          17,835          1,139
                                                        ------------    ------------     -----------    -----------
Total assets..........................................   175,422,918     208,418,840      44,317,127     76,219,754
                                                        ------------    ------------     -----------    -----------
LIABILITIES:
Payable for investments purchased.....................    17,808,208      15,498,698       1,261,144             --
Payable for shares redeemed...........................       332,897         190,065              --        393,120
Distribution and service maintenance fees
 payable..............................................        95,486         127,555          16,692         49,132
Investment advisory and management fees
 payable..............................................       125,181         155,073          43,024         81,497
Other accrued expenses................................       139,050         184,702         115,491        228,774
Securities sold short, at value.......................            --              --              --      1,966,500
Foreign currency contracts............................            --           2,480           3,989             --
Unrealized depreciation on forward foreign currency
 contracts............................................            --              --              --             --
                                                        ------------    ------------     -----------    -----------
Total liabilities.....................................    18,500,822      16,158,573       1,440,340      2,719,023
                                                        ------------    ------------     -----------    -----------
Net assets............................................  $156,922,096    $192,260,267     $42,876,787    $73,500,731
                                                        ============    ============     ===========    ===========
*Identified cost
Investment securities.................................  $128,382,973    $168,440,045     $35,316,886    $73,120,670
                                                        ============    ============     ===========    ===========
Short-term securities.................................  $         --    $  1,600,000     $ 2,256,791    $        --
                                                        ============    ============     ===========    ===========
Foreign cash..........................................  $         --    $         42     $   244,133    $        --
                                                        ============    ============     ===========    ===========
#Proceeds from securities sold short..................  $         --    $         --     $        --    $ 2,731,515
                                                        ============    ============     ===========    ===========

+ See Note 1

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2002 (UNAUDITED) --
 (CONTINUED)

                                                         FOCUSED         FOCUSED         FOCUSED
                                                          2000           GROWTH       INTERNATIONAL      FOCUSED
                                                          VALUE        AND INCOME        EQUITY         TECHNOLOGY
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      --------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)......................  $        933    $      1,374     $       293    $       1,963
Paid-in capital.....................................   140,754,534     234,314,143      37,123,694      282,393,654
                                                      ------------    ------------     -----------    -------------
                                                       140,755,467     234,315,517      37,123,987      282,395,617
Accumulated undistributed net investment income
 (loss).............................................      (690,748)     (1,059,621)         11,705         (954,089)
Accumulated undistributed net realized gain
 (loss) on investments, foreign currency, and other
 assets and liabilities.............................    13,525,178     (59,515,134)        278,072     (201,328,069)
Net unrealized appreciation (depreciation) on
 investments........................................     3,332,216      18,526,503       5,458,054       (7,377,743)
Net unrealized appreciation (depreciation) on
 futures contracts..................................            --              --              --               --
Net unrealized appreciation (depreciation) on
 foreign currency, and other assets and
 liabilities........................................           (17)         (6,998)          4,969               --
Net unrealized appreciation (depreciation) on
 securities sold short..............................            --              --              --          765,015
                                                      ------------    ------------     -----------    -------------
Net assets..........................................  $156,922,096    $192,260,267     $42,876,787    $  73,500,731
                                                      ============    ============     ===========    =============
CLASS A:
Net assets..........................................  $ 54,980,074    $ 51,547,161     $33,325,101    $  26,902,725
Shares outstanding..................................     3,206,288       3,610,686       2,273,443        7,139,773
Net asset value and redemption price per share......  $      17.15    $      14.28     $     14.66    $        3.77
Maximum sales charge (5.75% of offering
 price).............................................          1.05            0.87            0.89             0.23
                                                      ------------    ------------     -----------    -------------
Maximum offering price to public....................  $      18.20    $      15.15     $     15.55    $        4.00
                                                      ============    ============     ===========    =============
CLASS B:
Net assets..........................................  $ 57,543,667    $ 75,460,770     $ 4,167,729    $  20,465,542
Shares outstanding..................................     3,463,394       5,452,090         284,997        5,486,253
Net asset value, offering and redemption
 price per share (excluding any applicable
 contingent deferred sales charge)..................  $      16.61    $      13.84     $     14.62    $        3.73
                                                      ============    ============     ===========    =============
CLASS II:
Net assets..........................................  $ 42,318,352    $ 63,415,209     $ 5,383,957    $  25,503,800
Shares outstanding..................................     2,545,480       4,583,706         368,534        6,842,324
Net asset value and redemption price per
 share (excluding any applicable contingent deferred
 sales charge)......................................  $      16.62    $      13.83     $     14.61    $        3.73
Maximum sales charge (1.00% of offering price)......          0.17            0.14            0.15             0.04
                                                      ------------    ------------     -----------    -------------
Maximum offering price to public....................  $      16.79    $      13.97     $     14.76    $        3.77
                                                      ============    ============     ===========    =============
CLASS I
Net assets..........................................  $         --    $         --     $        --    $          --
Shares outstanding..................................            --              --              --               --
Net asset value, offering and redemption
 price per share....................................  $         --    $         --     $        --    $          --
                                                      ============    ============     ===========    =============
CLASS Z:
Net assets..........................................  $  2,080,003    $    386,742     $        --    $     628,664
Shares outstanding..................................       118,442          26,872              --          164,633
Net asset value, offering and redemption
 price per share....................................  $      17.56    $      14.39     $        --    $        3.82
                                                      ============    ============     ===========    =============
CLASS X
Net assets..........................................  $         --    $  1,450,385     $        --    $          --
Shares outstanding..................................            --         101,541              --               --
Net asset value, offering and redemption
 price per share....................................  $         --    $      14.28     $        --    $          --
                                                      ============    ============     ===========    =============

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED APRIL 30, 2002 (UNAUDITED)

                                                             FOCUSED        FOCUSED        FOCUSED       FOCUSED       FOCUSED
                                                            LARGE-CAP      MULTI-CAP        2000        LARGE-CAP     MULTI-CAP
                                                              GROWTH         GROWTH        GROWTH         VALUE         VALUE
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                           ----------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest...............................................  $    721,984   $    180,290   $   31,469    $    50,128   $    130,064
  Dividends*.............................................     4,704,932        612,638        9,994        685,189      4,095,898
                                                           ------------   ------------   -----------   -----------   ------------
    Total investment income..............................     5,426,916        792,928       41,463        735,317      4,225,962
                                                           ============   ============   ===========   ===========   ============
Expenses:
  Investment advisory and management fees................     6,107,668      1,177,296      144,421        458,525      3,280,827
  Custodian fees and expenses............................       144,612         63,000       52,197         62,509        100,134
  Distribution and service maintenance fees
    Class A..............................................       555,944        140,848       10,127         44,720        286,903
    Class B..............................................     2,601,295        586,713       63,857        190,221      1,120,444
    Class II.............................................     2,944,456        179,339       16,107        135,140      1,278,399
  Service fees Class I...................................            --             --        9,069             --         15,565
  Transfer agent fees and expenses
    Class A..............................................       428,686        128,616        9,097         34,499        204,931
    Class B..............................................       702,160        170,147       19,604         51,360        280,111
    Class II.............................................       794,963         53,802        5,328         35,136        319,600
    Class I..............................................            --             --       11,634             --         21,415
    Class Z..............................................        10,860         10,860           --         10,860             --
    Class X..............................................            --             --           --             --             --
  Registration fees
    Class A..............................................        31,768          8,049        4,315          5,111          8,197
    Class B..............................................        52,026          5,867        4,644          5,707         11,204
    Class II.............................................        58,889         14,347        5,483          6,757         12,784
    Class I..............................................            --             --        3,030             --         19,055
    Class Z..............................................         4,525          3,982           --          3,620             --
    Class X..............................................            --             --           --             --             --
  Printing expense.......................................       240,875         72,400       11,772         24,960         36,200
  Trustees' fees and expenses............................        40,964          8,089        1,026          2,619         13,344
  Audit fees.............................................        10,860         10,859       15,202         10,860         10,860
  Amortization of organizational expenses................         1,683            380           --          1,086             --
  Insurance expense......................................         4,198            996           14            190            451
  Interest expense.......................................            --             --           --             --            217
  Legal fees and expenses................................        13,575          2,714        3,315          1,810          2,715
  Miscellaneous expenses.................................        15,394            831        2,414            175          1,268
                                                           ------------   ------------   -----------   -----------   ------------
    Total expenses.......................................    14,765,401      2,639,135      392,656      1,085,865      7,024,624
    Less: expenses waived/reimbursed by investment
      adviser............................................            --        (50,090)     (87,313)       (61,214)      (384,841)
    Less: custody credits earned on cash balances........          (902)          (553)        (330)           (64)        (1,746)
                                                           ------------   ------------   -----------   -----------   ------------
    Net expenses.........................................    14,764,499      2,588,492      305,013      1,024,587      6,638,037
                                                           ------------   ------------   -----------   -----------   ------------
Net investment income (loss).............................    (9,337,583)    (1,795,564)    (263,550)      (289,270)    (2,412,075)
                                                           ------------   ------------   -----------   -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on investments..................   (29,504,772)    (2,087,391)  (2,623,586)      (171,318)    21,262,218
Net realized gain (loss) on futures and options
 contracts...............................................            --             --           --             --       (651,252)
Net realized gain (loss) on foreign currency and other
 assets and liabilities..................................       (19,245)            --           --            (20)       (23,314)
Net change in unrealized appreciation (depreciation) on
 investments.............................................   106,974,694     18,976,070    5,912,634      2,552,975      2,076,832
Net change in unrealized appreciation (depreciation) on
 foreign currency and other assets and liabilities.......        (2,500)            --           --             --          8,845
Net change in unrealized appreciation (depreciation) on
 securities sold short...................................            --             --           --             --             --
                                                           ------------   ------------   -----------   -----------   ------------
Net realized and unrealized gain (loss) on investments,
 foreign currency and other assets and liabilities.......    77,448,177     16,888,679    3,289,048      2,381,637     22,673,329
                                                           ------------   ------------   -----------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:....  $ 68,110,594   $ 15,093,115   $3,025,498    $ 2,092,367   $ 20,261,254
                                                           ============   ============   ===========   ===========   ============
*Net of foreign withholding taxes on dividends of........  $     63,860   $      9,676   $       --    $     4,394   $     40,474
                                                           ============   ============   ===========   ===========   ============

------------------

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

                                                                FOCUSED       FOCUSED         FOCUSED
                                                                 2000          GROWTH      INTERNATIONAL     FOCUSED
                                                                 VALUE       AND INCOME       EQUITY       TECHNOLOGY
                                                               PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                              --------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest..................................................  $   102,378   $     87,730    $    29,021    $    72,896
  Dividends*................................................      541,667        529,631        355,918         16,249
                                                              -----------   ------------    -----------    -----------
    Total investment income.................................      644,045        617,361        384,939         89,145
                                                              ===========   ============    ===========    ===========
Expenses:
  Investment advisory and management fees...................      607,291        866,992        229,503        547,995
  Custodian fees and expenses...............................       62,819         65,302         92,189         62,447
  Distribution and service maintenance fees
    Class A.................................................       70,856         79,386         56,071         56,123
    Class B.................................................      232,216        345,620          9,219        120,147
    Class II................................................      162,832        291,679         14,179        154,513
  Service fees Class I......................................           --             --             --             --
  Transfer agent fees and expenses
    Class A.................................................       52,636         61,241         48,061         57,727
    Class B.................................................       60,376         93,317          2,858         42,051
    Class II................................................       43,965         78,753          4,395         54,080
    Class Z.................................................       10,860         10,860             --          8,145
    Class I.................................................           --             --             --             --
    Class X.................................................           --            173             --             --
  Registration fees
    Class A.................................................        8,098         11,341         29,843         24,053
    Class B.................................................        6,966         10,369          8,117         18,022
    Class II................................................        6,513         11,667          9,357         23,177
    Class Z.................................................        2,715          2,715             --          2,715
    Class I.................................................           --             --             --             --
    Class X.................................................           --            140             --             --
  Printing expense..........................................       15,975         32,740         12,670         49,775
  Trustees' fees and expenses...............................        2,659          5,285          2,917          2,994
  Audit and tax consulting fees.............................       10,860         10,860         10,860         10,860
  Amortization of organizational expenses...................        1,086          1,086             --             --
  Insurance expense.........................................          153            457             --            214
  Interest expense..........................................           --             --             --             80
  Legal fees and expenses...................................           --          1,810          5,430            905
  Miscellaneous expenses....................................          125          2,237          1,810          1,421
                                                              -----------   ------------    -----------    -----------
    Total expenses..........................................    1,359,001      1,984,030        537,479      1,237,444
    Less: expenses waived/reimbursed by investment
     adviser................................................      (28,101)      (311,251)      (161,650)      (197,202)
    Less: custody credits earned on cash balances...........         (374)        (2,857)        (2,595)            (2)
                                                              -----------   ------------    -----------    -----------
    Net expenses............................................    1,330,526      1,669,922        373,234      1,040,240
                                                              -----------   ------------    -----------    -----------
Net investment income (loss)................................     (686,481)    (1,052,561)        11,705       (951,095)
                                                              -----------   ------------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on investments.....................   13,959,008      1,373,995        283,428     (5,817,241)
Net realized gain (loss) on futures and options contracts...           --             --             --        198,696
Net realized gain (loss) on foreign currency and other
 assets and liabilities.....................................         (710)        (4,063)        (5,356)      (140,089)
Net change in unrealized appreciation (depreciation) on
 investments................................................    3,748,941     16,298,165      5,458,054      2,040,851
Net change in unrealized appreciation (depreciation) on
 foreign currency and other assets and liabilities..........         (119)        (6,997)         4,969            582
Net change in unrealized appreciation (depreciation) on
 securities sold short......................................           --             --             --        765,015
                                                              -----------   ------------    -----------    -----------
Net realized and unrealized gain (loss) on investments,
 foreign currency and other assets and liabilities..........   17,707,120     17,661,100      5,741,095     (3,717,201)
                                                              -----------   ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:................................................  $17,020,639   $ 16,608,539    $ 5,752,800    $(4,668,296)
                                                              ===========   ============    ===========    ===========
*Net of foreign withholding taxes on dividends of...........  $     4,803   $      1,000    $    47,031    $     3,057
                                                              ===========   ============    ===========    ===========

------------------

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF CHANGES IN NET ASSETS

                                    FOCUSED LARGE-CAP              FOCUSED MULTI-CAP GROWTH            FOCUSED 2000 GROWTH
                                     GROWTH PORTFOLIO                     PORTFOLIO                         PORTFOLIO
                             --------------------------------  --------------------------------  --------------------------------
                               FOR THE SIX                       FOR THE SIX                       FOR THE SIX
                                 MONTHS                            MONTHS                            MONTHS
                                  ENDED        FOR THE YEAR         ENDED        FOR THE YEAR         ENDED        FOR THE YEAR
                                APRIL 30,          ENDED          APRIL 30,          ENDED          APRIL 30,          ENDED
                                  2002          OCTOBER 31,         2002          OCTOBER 31,         2002          OCTOBER 31,
                               (UNAUDITED)         2001          (UNAUDITED)         2001          (UNAUDITED)         2001
                             ----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
  Net investment income
    (loss).................  $   (9,337,583)  $  (18,001,391)   $ (1,795,564)    $ (3,813,041)    $   (263,550)     $  (431,244)
  Net realized gain (loss)
    on investments.........     (29,504,772)    (451,772,929)     (2,087,391)     (84,557,215)      (2,623,586)      (7,186,432)
  Net realized gain (loss)
    on futures and options
    contracts..............              --               --              --       (5,274,898)              --               --
  Net realized gain (loss)
    on foreign currency and
    other assets and
    liabilities............         (19,245)              --              --               --               --               --
  Net change in unrealized
    appreciation
    (depreciation) on
    investments............     106,974,694     (106,922,037)     18,976,070      (88,822,627)       5,912,634       (6,099,836)
  Net change in unrealized
    appreciation
    (depreciation) on
    foreign currency and
    other assets and
    liabilities............          (2,500)              --              --               --               --               --
  Net change in unrealized
    appreciation
    (depreciation) on
    securities sold short..              --               --              --               --               --               --
                             --------------   --------------    ------------     ------------     ------------      -----------
Net increase (decrease) in
 net assets resulting from
 operations................      68,110,594     (576,696,357)     15,093,115     (182,467,781)       3,025,498      (13,717,512)
                             --------------   --------------    ------------     ------------     ------------      -----------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
  From net investment
    income (Class A).......              --               --              --               --               --               --
  From net investment
    income (Class B).......              --               --              --               --               --               --
  From net investment
    income (Class II)......              --               --              --               --               --               --
  From net investment
    income (Class Z).......              --               --              --               --               --               --
  From net realized gain on
    investments
    (Class A)..............              --      (11,067,219)             --      (24,927,770)          (2,470)          (3,455)
  From net realized gain on
    investments
    (Class B)..............              --      (17,969,854)             --      (36,286,671)          (5,647)          (5,965)
  From net realized gain on
    investments
    (Class II).............              --      (22,373,087)             --      (11,717,700)          (1,256)          (1,256)
  From net realized gain on
    investments
    (Class Z)..............              --         (324,840)             --         (512,871)          (5,329)          (5,329)
                             --------------   --------------    ------------     ------------     ------------      -----------
Total dividends and
 distributions to
 shareholders..............              --      (51,735,000)             --      (73,445,012)         (14,702)         (16,005)
                             --------------   --------------    ------------     ------------     ------------      -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS
 (NOTE 8)..................      61,204,328       87,409,396     (15,389,228)      29,285,774        3,367,409        4,263,824
                             --------------   --------------    ------------     ------------     ------------      -----------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS.............     129,314,922     (541,021,961)       (296,113)    (226,627,019)       6,378,205       (9,469,693)

NET ASSETS:
Beginning of period........   1,313,793,744    1,854,815,705     228,502,521      455,129,540       29,370,082       38,839,775
                             --------------   --------------    ------------     ------------     ------------      -----------
End of period*.............  $1,443,108,666   $1,313,793,744    $228,206,408     $228,502,521     $ 35,748,287      $29,370,082
                             ==============   ==============    ============     ============     ============      ===========
*Includes undistributed net
 investment income
 (loss)....................  $   (9,383,770)  $       (6,309)   $ (1,816,625)    $    (11,129)    $   (263,550)     $        --
                             ==============   ==============    ============     ============     ============      ===========

--------------------

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                    FOCUSED LARGE-CAP              FOCUSED MULTI-CAP VALUE              FOCUSED 2000 VALUE
                                     VALUE PORTFOLIO                      PORTFOLIO                         PORTFOLIO
                             --------------------------------  --------------------------------  --------------------------------
                               FOR THE SIX                       FOR THE SIX                       FOR THE SIX
                                 MONTHS                            MONTHS                            MONTHS
                                  ENDED        FOR THE YEAR         ENDED        FOR THE YEAR         ENDED        FOR THE YEAR
                                APRIL 30,          ENDED          APRIL 30,          ENDED          APRIL 30,          ENDED
                                  2002          OCTOBER 31,         2002          OCTOBER 31,         2002          OCTOBER 31,
                               (UNAUDITED)         2001          (UNAUDITED)         2001          (UNAUDITED)         2001
                             ----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
  Net investment income
    (loss).................    $  (289,270)    $   (603,172)    $ (2,412,075)    $ (1,276,281)    $   (686,481)     $  (474,122)
  Net realized gain (loss)
    on investments.........       (171,318)        (730,077)      21,262,218       22,915,273       13,959,008        7,616,590
  Net realized gain (loss)
    on futures and options
    contracts..............             --               --         (651,252)      (5,500,773)              --               --
  Net gain (loss) on
    realized foreign
    currency and other
    assets and
    liabilities............            (20)             (13)         (23,314)            (907)            (710)            (411)
  Net change in unrealized
    appreciation
    (depreciation) on
    investments............      2,552,975      (12,045,578)       2,076,832      (26,993,970)       3,748,941       (3,281,173)
  Net change in unrealized
    appreciation
    (depreciation) on
    foreign currency and
    other assets and
    liabilities............             --               --            8,845           (2,982)            (119)             133
  Net change in unrealized
    appreciation
    (depreciation) on
    securities sold short..             --               --               --               --               --               --
                               -----------     ------------     ------------     ------------     ------------      -----------
Net increase (decrease) in
 net assets resulting from
 operations................      2,092,367      (13,378,840)      20,261,254      (10,859,640)      17,020,639        3,861,017
                               -----------     ------------     ------------     ------------     ------------      -----------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
  From net investment
    income (Class A).......             --         (159,799)              --               --               --               --
  From net investment
    income (Class B).......             --          (12,181)              --               --               --               --
  From net investment
    income (Class II)......             --           (7,368)              --               --               --               --
  From net investment
    income (Class Z).......             --          (15,615)              --               --               --               --
  From net realized gain on
    investments
    (Class A)..............             --         (739,839)      (4,365,279)      (2,131,455)      (2,205,839)              --
  From net realized gain on
    investments
    (Class B)..............             --       (1,292,162)      (6,157,821)      (1,866,434)      (2,820,902)              --
  From net realized gain on
    investments
    (Class II).............             --         (781,681)      (6,906,930)      (3,627,111)      (1,920,779)              --
  From net realized gain on
    investments
    (Class Z)..............             --          (37,284)        (400,128)              --         (117,467)              --
                               -----------     ------------     ------------     ------------     ------------      -----------
  Total dividends and
    distributions to
    shareholders...........             --       (3,045,929)     (17,830,158)      (7,625,000)      (7,064,987)              --
                               -----------     ------------     ------------     ------------     ------------      -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS
 (NOTE 8)..................       (292,369)      28,407,648      177,559,782      410,284,061       52,687,771       38,035,178
                               -----------     ------------     ------------     ------------     ------------      -----------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS.............      1,799,998       11,982,879      179,990,878      391,799,421       62,643,423       41,896,195

NET ASSETS:
Beginning of period........     86,237,610       74,254,731      539,455,371      147,655,950       94,278,673       52,382,478
                               -----------     ------------     ------------     ------------     ------------      -----------
End of period*.............    $88,037,608     $ 86,237,610     $719,446,249     $539,455,371     $156,922,096      $94,278,673
                               ===========     ============     ============     ============     ============      ===========
*Includes undistributed net
 investment income
 (loss)....................    $  (293,883)    $     (4,613)    $ (2,415,657)    $     (3,582)    $   (690,748)     $    (4,267)
                               ===========     ============     ============     ============     ============      ===========

--------------------

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                       FOCUSED GROWTH AND         FOCUSED INTERNATIONAL         FOCUSED TECHNOLOGY
                                        INCOME PORTFOLIO            EQUITY PORTFOLIO#               PORTFOLIO
                                --------------------------------  ---------------------  --------------------------------
                                 FOR THE YEAR                         FOR THE YEAR        FOR THE YEAR
                                     ENDED        FOR THE YEAR            ENDED               ENDED        FOR THE YEAR
                                   APRIL 30,          ENDED             APRIL 30,           APRIL 30,          ENDED
                                     2002          OCTOBER 31,            2002                2002          OCTOBER 31,
                                  (UNAUDITED)         2001             (UNAUDITED)         (UNAUDITED)         2001
                                -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
  Net investment income
    (loss)....................   $ (1,052,561)    $ (1,455,724)        $    11,705        $   (951,095)    $  (2,130,456)
  Net realized gain (loss) on
    investments...............      1,373,995      (58,637,940)            283,428          (5,817,241)     (186,908,117)
  Net realized gain (loss) on
    futures and options
    contracts.................             --               --                  --             198,696           759,086
  Net realized gain (loss) on
    foreign currency and other
    assets and liabilities....         (4,063)             (30)             (5,356)           (140,089)               --
  Net change in unrealized
    appreciation
    (depreciation) on
    investments...............     16,298,165      (14,936,689)          5,458,054           2,040,851       (22,188,217)
  Net change in unrealized
    appreciation
    (depreciation) on foreign
    currency and other assets
    and liabilities...........         (6,997)              (1)              4,969                 582              (582)
  Net change in unrealized
    appreciation
    (depreciation) on
    securities sold short.....             --               --                  --             765,015                --
                                 ------------     ------------         -----------        ------------     -------------
Net increase (decrease) in net
 assets resulting from
 operations...................     16,608,539      (75,030,384)          5,752,800          (3,903,281)     (210,468,286)
                                 ------------     ------------         -----------        ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income
    (Class A).................             --               --                  --                  --                --
  From net investment income
    (Class B).................             --               --                  --                  --                --
  From net investment income
    (Class II)................             --               --                  --                  --                --
  From net investment income
    (Class Z).................             --               --                  --                  --                --
  From net realized gain on
    investments (Class A).....             --       (1,461,558)                 --                  --                --
  From net realized gain on
    investments (Class B).....             --       (1,980,515)                 --                  --                --
  From net realized gain on
    investments (Class II)....             --       (1,738,041)                 --                  --                --
  From net realized gain on
    investments (Class Z).....             --          (17,886)                 --                  --                --
                                 ------------     ------------         -----------        ------------     -------------
Total dividends and
 distributions to
 shareholders.................             --       (5,198,000)                 --                  --                --
                                 ------------     ------------         -----------        ------------     -------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS
 (NOTE 8).....................     25,757,399       14,505,028          37,123,987             913,185        40,216,339
                                 ------------     ------------         -----------        ------------     -------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS...................     42,365,938      (65,723,356)         42,876,787          (2,990,096)     (170,251,947)
NET ASSETS:
Beginning of period...........    149,894,329      215,617,685                  --          76,490,827       246,742,774
                                 ------------     ------------         -----------        ------------     -------------
End of period*................   $192,260,267     $149,894,329         $42,876,787        $ 73,500,731     $  76,490,827
                                 ============     ============         ===========        ============     =============
*Includes undistributed net
 investment income (loss).....   $ (1,059,621)    $     (7,060)        $    11,705        $   (954,089)    $      (2,994)
                                 ============     ============         ===========        ============     =============

--------------------
# Commenced operations November 1, 2001

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

FINANCIAL HIGHLIGHTS

                                                                   NET                  DIVIDENDS
                                                                  GAIN        TOTAL       FROM     DISTRI-            NET
                                          NET ASSET    NET       (LOSS)        FROM        NET     BUTION            ASSET
                                            VALUE    INVEST-       ON        INVEST-     INVEST-    FROM     TOTAL   VALUE
                 PERIOD                   BEGINNING    MENT      INVEST-       MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD   INCOME      MENTS     OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  --------  -----------  ----------  ---------  -------  -------  ------
FOCUSED LARGE-CAP GROWTH
                                                          CLASS A
6/08/98-10/31/98                           $12.50     $(0.01)    $  0.11     $  0.10     $    --   $    --  $    --  $12.60
10/31/99................................    12.60      (0.12)       6.75        6.63          --        --       --   19.23
10/31/00................................    19.23      (0.19)       2.54        2.35          --     (0.09)   (0.09)  21.49
10/31/01................................    21.49      (0.11)      (6.16)      (6.27)         --     (0.59)   (0.59)  14.63
4/30/02(6)..............................    14.63      (0.06)       0.87        0.81          --        --       --   15.44
                                                          CLASS B
6/08/98-10/31/98                           $12.50     $(0.04)    $  0.10     $  0.06     $    --   $    --  $    --  $12.56
10/31/99................................    12.56      (0.23)       6.72        6.49          --        --       --   19.05
10/31/00................................    19.05      (0.34)       2.52        2.18          --     (0.09)   (0.09)  21.14
10/31/01................................    21.14      (0.22)      (6.04)      (6.26)         --     (0.59)   (0.59)  14.29
4/30/02(6)..............................    14.29      (0.11)       0.87        0.76          --        --       --   15.05
                                                         CLASS II
6/08/98-10/31/98                           $12.50     $(0.04)    $  0.10     $  0.06     $    --   $    --  $    --  $12.56
10/31/99................................    12.56      (0.23)       6.72        6.49          --        --       --   19.05
10/31/00................................    19.05      (0.35)       2.53        2.18                 (0.09)   (0.09)  21.14
10/31/01................................    21.14      (0.22)      (6.04)      (6.26)         --     (0.59)   (0.59)  14.29
4/30/02(6)..............................    14.29      (0.11)       0.86        0.75          --        --       --   15.04
                                                          CLASS Z
7/07/99-10/31/99                           $18.18     $   --     $  1.09     $  1.09     $    --   $    --  $    --  $19.27
10/31/00................................    19.27      (0.09)       2.53        2.44          --     (0.09)   (0.09)  21.62
10/31/01................................    21.62      (0.07)      (6.20)      (6.27)         --     (0.59)   (0.59)  14.76
4/30/02(6)..............................    14.76      (0.04)       0.89        0.85          --        --       --   15.61
---------------------------------------------------------------------------------------------------------------------------
FOCUSED MULTI CAP GROWTH
                                                          CLASS A
11/19/96-10/31/97                          $12.50     $(0.11)    $  3.51     $  3.40     $    --   $    --  $    --  $15.90
10/31/98................................    15.90      (0.16)       0.87        0.71          --     (0.11)   (0.11)  16.50
10/31/99................................    16.50      (0.23)       9.86        9.63          --        --       --   26.13
10/31/00................................    26.13      (0.35)       8.65        8.30          --     (3.24)   (3.24)  31.19
10/31/01................................    31.19      (0.15)     (11.07)     (11.22)         --     (5.04)   (5.04)  14.93
4/30/02(6)..............................    14.93      (0.09)       1.12        1.03          --        --       --   15.96
                                                          CLASS B
11/19/96-10/31/97.......................   $12.50     $(0.24)    $  3.54     $  3.30     $    --   $    --  $    --  $15.80
10/31/98................................    15.80      (0.27)       0.87        0.60          --     (0.11)   (0.11)  16.29
10/31/99................................    16.29      (0.37)       9.69        9.32          --        --       --   25.61
10/31/00................................    25.61      (0.56)       8.50        7.94          --     (3.24)   (3.24)  30.31
10/31/01................................    30.31      (0.27)     (10.67)     (10.94)         --     (5.04)   (5.04)  14.33
4/30/02(6)..............................    14.33      (0.13)       1.06        0.93          --        --       --   15.26
                                                         CLASS II
3/06/97-10/31/97........................   $13.38     $(0.17)    $  2.59     $  2.42     $    --   $    --  $    --  $15.80
10/31/98................................    15.80      (0.27)       0.88        0.61          --     (0.11)   (0.11)  16.30
10/31/99................................    16.30      (0.37)       9.67        9.30          --        --       --   25.60
10/31/00................................    25.60      (0.56)       8.51        7.95          --     (3.24)   (3.24)  30.31
10/31/01................................    30.31      (0.27)     (10.68)     (10.95)         --     (5.04)   (5.04)  14.32
4/30/02(6)..............................    14.32      (0.13)       1.07        0.94          --        --       --   15.26
                                                          CLASS Z
4/03/98-10/31/98........................   $18.30     $(0.03)    $ (1.70)    $ (1.73)    $    --   $    --  $    --  $16.57
10/31/99................................    16.57      (0.10)       9.91        9.81          --        --       --   26.38
10/31/00................................    26.38      (0.16)       8.73        8.57          --     (3.24)   (3.24)  31.71
10/31/01................................    31.71      (0.04)     (11.29)     (11.33)         --     (5.04)   (5.04)  15.34
4/30/02(6)..............................    15.34      (0.04)       1.15        1.11          --        --       --   16.45
---------------------------------------------------------------------------------------------------------------------------


                                                                                             RATIO OF
                                                        NET           RATIO OF              INVESTMENT
                                                      ASSETS          EXPENSES             INCOME (LOSS)
                 PERIOD                     TOTAL     END OF         TO AVERAGE           TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   PERIOD         NET ASSETS               ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ---------------------  ---------------------  ---------
FOCUSED LARGE-CAP GROWTH
                                                                             CLASS A
6/08/98-10/31/98                              0.80%  $ 29,770        1.45%(3)(4)(5)        (0.21)%(3)(4)(5)       106%
10/31/99................................     52.62    169,734        1.45(4)(5)            (0.70)(4)(5)           161
10/31/00................................     12.23    401,754        1.54(4)(5)            (0.81)(4)(5)           228
10/31/01................................    (29.87)   284,538        1.56(5)               (0.66)(5)              178
4/30/02(6)..............................      5.54    324,333        1.56(3)(5)            (0.80)(3)(5)            78
                                                                             CLASS B
6/08/98-10/31/98                              0.48%  $ 45,817        2.10%(3)(4)(5)        (0.92)%(3)(4)(5)       106%
10/31/99................................     51.67    271,531        2.10(4)(5)            (1.34)(4)(5)           161
10/31/00................................     11.45    641,205        2.19(4)(5)            (1.46)(4)(5)           228
10/31/01................................    (30.33)   475,315        2.21(5)               (1.31)(5)              178
4/30/02(6)..............................      5.32    520,040        2,21(3)(5)            (1.43)(3)(5)            78
                                                                            CLASS II
6/08/98-10/31/98                              0.48%  $ 35,387        2.10%(3)(4)(5)        (0.93)%(3)(4)(5)       106%
10/31/99................................     51.67    261,536        2.10(4)(5)            (1.34)(4)(5)           161
10/31/00................................     11.45    793,146        2.20(4)(5)            (1.46)(4)(5)           228
10/31/01................................    (30.33)   544,620        2.21(5)               (1.30)(5)              178
4/30/02(6)..............................      5.25    588,768        2.21(3)(5)            (1.43)(3)(5)            78
                                                                             CLASS Z
7/07/99-10/31/99                              6.00%  $  2,522        0.93%(3)(4)(5)        (0.09)%(3)(4)(5)       161%
10/31/00................................     12.67     12,523        1.12(4)(5)            (0.38)(4)(5)           228
10/31/01................................    (29.68)     9,321        1.27(5)               (0.38)(5)              178
4/30/02(6)..............................      5.76      9,968        1.22(3)(5)            (0.46)(3)(5)            78
----------------------------------------
FOCUSED MULTI CAP GROWTH
                                                                             CLASS A
11/19/96-10/31/97                            27.20%  $ 38,537        1.84%(3)(4)(5)        (0.77)%(3)(4)(5)       150%
10/31/98................................      4.55     55,925        1.78(4)(5)            (0.95)(4)(5)           142
10/31/99................................     58.36    100,468        1.76(4)(5)            (1.00)(4)(5)           126
10/31/00................................     32.77    162,801        1.78(5)               (1.07)(5)              134
10/31/01................................    (41.40)    77,975        1.78(4)(5)            (0.77)(4)(5)           176
4/30/02(6)..............................      7.03     78,439        1.78(3)(4)(5)         (1.11)(3)(4)(5)        187
                                                                             CLASS B
11/19/96-10/31/97.......................     26.40%  $ 48,594        2.47%(3)(4)(5)        (1.58)%(3)(4)(5)       150%
10/31/98................................      3.87     74,998        2.43(4)(5)            (1.60)(4)(5)           142
10/31/99................................     57.21    140,508        2.39(4)(5)            (1.64)(4)(5)           126
10/31/00................................     31.95    217,963        2.43(5)               (1.72)(5)              134
10/31/01................................    (41.73)   114,228        2.43(5)               (1.43)(5)              176
4/30/02(6)..............................      6.56    113,857        2.43(3)(4)(5)         (1.76)(3)(4)(5)        187
                                                                            CLASS II
3/06/97-10/31/97........................     18.09%  $  5,939        2.45%(3)(4)(5)        (1.68)%(3)(4)(5)       150%
10/31/98................................      3.94     10,568        2.43(4)(5)            (1.60)(4)(5)           142
10/31/99................................     57.06     25,331        2.41(4)(5)            (1.65)(4)(5)           126
10/31/00................................     32.01     71,127        2.43(5)               (1.70)(5)              134
10/31/01................................    (41.77)    34,567        2.43(4)(5)            (1.43)(4)(5)           176
4/30/02(6)..............................      6.63     34,392        2.43(3)(4)(5)         (1.76)(3)(4)(5)        187
                                                                             CLASS Z
4/03/98-10/31/98........................     (9.45)% $    346        1.21%(3)(4)(5)        (0.36)%(3)(4)(5)       142%
10/31/99................................     59.20        624        1.21(4)(5)            (0.45)(4)(5)           126
10/31/00................................     33.55      3,239        1.21(4)(5)            (0.46)(4)(5)           134
10/31/01................................    (41.01)     1,733        1.21(4)(5)            (0.20)(4)(5)           176
4/30/02(6)..............................      7.30      1,519        1.21(3)(4)(5)         (0.53)(3)(4)(5)        187
----------------------------------------

(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/98  10/31/99  10/31/00                   10/31/97(3)  10/31/98  10/31/99  10/31/00  10/31/01  4/30/02(3)
                 --------  --------  --------                   -----------  --------  --------  --------  --------  ----------
Focused                                        Focused
  Large-Cap                                    Multi-Cap
  Growth A.....    0.32%     0.18%     0.05%   Growth A.......       0.26%     0.27%     0.08%       --%     0.01%      0.04%
Focused                                        Focused
  Large-Cap                                    Multi-Cap
  Growth B.....    0.32      0.16      0.04    Growth B.......       0.32      0.28      0.06        --        --         --
Focused                                        Focused
  Large-Cap                                    Multi-Cap
  Growth C.....      --        --      1.70    Growth II......       0.73      0.44      0.10        --      0.02       0.08
Focused                                        Focused
  Large-Cap                                    Multi-Cap
  Growth II....    0.32      0.17      0.04    Growth Z.......         --      7.62      4.71      1.23      1.27       1.61
Focused
  Large-Cap
  Growth Z.....      --      2.23      0.13

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.
(6)  Unaudited

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                                   NET                  DIVIDENDS
                                                                  GAIN        TOTAL       FROM     DISTRI-            NET
                                          NET ASSET    NET       (LOSS)        FROM        NET     BUTION            ASSET
                                            VALUE    INVEST-       ON        INVEST-     INVEST-    FROM     TOTAL   VALUE
                 PERIOD                   BEGINNING    MENT      INVEST-       MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD   INCOME      MENTS     OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  --------  -----------  ----------  ---------  -------  -------  ------
FOCUSED 2000 GROWTH
                                                          CLASS A
1/06/98-10/31/98........................   $10.00     $(0.08)    $ (1.04)    $ (1.12)    $    --   $    --  $    --  $ 8.88
10/31/99................................     8.88      (0.15)       4.08        3.93          --        --       --   12.81
10/31/00................................    12.81      (0.12)       5.66        5.54          --     (1.08)   (1.08)  17.27
10/31/01................................    17.27      (0.14)      (5.65)      (5.79)         --     (0.01)   (0.01)  11.47
4/30/02(7)..............................    11.47      (0.09)       1.42        1.33          --        --       --   12.80
                                                          CLASS B
1/06/98-10/31/98........................   $10.00     $(0.12)    $ (1.05)    $ (1.17)    $    --   $    --  $    --  $ 8.83
10/31/99................................     8.83      (0.21)       3.95        3.74          --        --       --   12.57
10/31/00................................    12.57      (0.24)       5.55        5.31          --     (1.08)   (1.08)  16.80
10/31/01................................    16.80      (0.22)      (5.46)      (5.68)         --     (0.01)   (0.01)  11.11
4/30/02(7)..............................    11.11      (0.13)       1.39        1.26          --        --       --   12.37
                                                         CLASS II
1/06/98-10/31/98........................   $10.00     $(0.12)    $ (1.04)    $ (1.16)    $    --   $    --  $    --  $ 8.84
10/31/99................................     8.84      (0.21)       3.94        3.73          --        --       --   12.57
10/31/00................................    12.57      (0.29)       5.59        5.30          --     (1.08)   (1.08)  16.79
10/31/01................................    16.79      (0.22)      (5.45)      (5.67)         --     (0.01)   (0.01)  11.11
4/30/02(7)..............................    11.11      (0.13)       1.35        1.22          --        --       --   12.33
                                                          CLASS I
7/10/00-10/31/00........................   $19.82     $(0.07)    $ (1.42)    $ (1.49)    $    --   $ (1.00) $ (1.00) $17.33
10/31/01................................    17.33      (0.13)      (5.64)      (5.77)         --     (0.01)   (0.01)  11.55
4/30/02(7)..............................    11.55      (0.09)       1.43        1.34          --        --       --   12.89
---------------------------------------------------------------------------------------------------------------------------
FOCUSED LARGE CAP VALUE
                                                          CLASS A
10/15/97-10/31/97.......................   $12.50     $ 0.01     $ (0.65)    $ (0.64)    $    --   $    --  $    --  $11.86
10/31/98................................    11.86       0.03        0.71        0.74       (0.01)       --    (0.01)  12.59
10/31/99................................    12.59       0.05        1.49        1.54          --     (0.08)   (0.08)  14.05
10/31/00................................    14.05       0.11        1.86        1.97          --     (0.32)   (0.32)  15.70
10/31/01................................    15.70      (0.03)      (1.92)      (1.95)      (0.12)    (0.57)   (0.69)  13.06
4/30/02(7)..............................    13.06      (0.01)       0.36        0.35          --        --       --   13.41
                                                          CLASS B
10/15/97-10/31/97.......................   $12.50     $   --     $ (0.64)    $ (0.64)    $    --   $    --  $    --  $11.86
10/31/98................................    11.86      (0.04)       0.69        0.65          --        --       --   12.51
10/31/99................................    12.51      (0.05)       1.49        1.44          --     (0.08)   (0.08)  13.87
10/31/00................................    13.87       0.02        1.81        1.83          --     (0.32)   (0.32)  15.38
10/31/01................................    15.38      (0.12)      (1.87)      (1.99)      (0.01)    (0.57)   (0.58)  12.81
4/30/02(7)..............................    12.81      (0.06)       0.36        0.30          --        --       --   13.11
                                                         CLASS II
10/15/97-10/31/97.......................   $12.50     $   --     $ (0.64)    $ (0.64)    $    --   $    --  $    --  $11.86
10/31/98................................    11.86      (0.04)       0.69        0.65          --        --       --   12.51
10/31/99................................    12.51      (0.04)       1.48        1.44          --     (0.08)   (0.08)  13.87
10/31/00................................    13.87       0.02        1.82        1.84          --     (0.32)   (0.32)  15.39
10/31/01................................    15.39      (0.13)      (1.86)      (1.99)      (0.01)    (0.57)   (0.58)  12.82
4/30/02(7)..............................    12.82      (0.06)       0.36        0.30          --        --       --   13.12
                                                         CLASS Z
4/16/98-10/31/98........................   $13.86     $ 0.06     $ (1.27)    $ (1.21)    $ (0.01)  $    --  $ (0.01) $12.64
10/31/99................................    12.64       0.13        1.49        1.62          --     (0.08)   (0.08)  14.18
10/31/00................................    14.18       0.22        1.86        2.08          --     (0.32)   (0.32)  15.94
10/31/01................................    15.94       0.05       (1.94)      (1.89)      (0.24)    (0.57)   (0.81)  13.24
4/30/02(7)..............................    13.24       0.03        0.37        0.40          --        --       --   13.64


                                                                                             RATIO OF
                                                        NET           RATIO OF              INVESTMENT
                                                      ASSETS          EXPENSES             INCOME (LOSS)
                 PERIOD                     TOTAL     END OF         TO AVERAGE           TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   PERIOD         NET ASSETS               ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ---------------------  ---------------------  ---------
FOCUSED 2000 GROWTH
                                                                             CLASS A
1/06/98-10/31/98........................     11.20%  $    146        1.70%(3)              (1.00)%(3)              52%
10/31/99................................     44.26        224        1.70                  (1.43)                 129
10/31/00................................     43.62      6,795        1.35                  (0.66)                 222
10/31/01................................    (33.56)     4,512        1.47                  (1.04)                  91
4/30/02(7)..............................     11.68      8,193        1.78(3)(4)(5)         (1.48)(3)(4)(5)        154
                                                                             CLASS B
1/06/98-10/31/98........................    (11.70)% $    263        2.35%(3)              (1.76)%(3)              52%
10/31/99................................     42.36        660        2.35                  (2.04)                 129
10/31/00................................     42.62     14,554        2.00                  (1.31)                 222
10/31/01................................    (33.84)    11,158        2.11                  (1.69)                  91
4/30/02(7)..............................     11.34     14,607        2.43(3)(4)(5)         (2.14)(3)(4)(5)        154
                                                                            CLASS II
1/06/98-10/31/98........................     11.60%  $    238        2.35%(3)              (1.67)%(3)              52%
10/31/99................................     42.19        440        2.35                  (2.03)                 129
10/31/00................................     42.54      3,337        2.21                  (1.56)                 222
10/31/01................................    (33.80)     2,119        2.11                  (1.67)                  91
4/30/02(7)..............................     11.07      6,078        2.43(3)(4)(5)         (2.13)(3)(4)(5)        154
                                                                             CLASS I
7/10/00-10/31/00........................      7.34   $ 14,154        1.11%(3)              (0.37)%(3)             222%
10/31/01................................    (33.33)    11,581        1.37                  (0.94)                  91
4/30/02(7)..............................     11.69      6,870        1.65(3)(4)(5)         (1.39)(3)(4)(5)        154
----------------------------------------
FOCUSED LARGE CAP VALUE
                                                                             CLASS A
10/15/97-10/31/97.......................     (5.12)% $ 23,240        1.78%(3)(4)(5)         1.07%(3)(4)(5)         --%
10/31/98................................      6.22     12,921        1.78(4)(5)             0.22(4)(5)             37
10/31/99................................     12.28     15,996        1.78(4)(5)             0.34(4)(5)             42
10/31/00................................     14.36     19,500        1.78(4)(6)             0.76(4)(6)             96
10/31/01................................    (12.91)    23,418        1.78(4)(5)            (0.21)(4)(5)            63
4/30/02(7)..............................      2.22     25,637        1.78(3)(4)(5)         (0.18)(3)(4)(5)         99
                                                                             CLASS B
10/15/97-10/31/97.......................     (5.12)% $  1,325        2.43%(3)(4)(5)         0.22%(3)(4)(5)         --%
10/31/98................................      5.52     28,149        2.43(4)(5)            (0.34)(4)(5)            37
10/31/99................................     11.55     31,422        2.43(4)(5)            (0.33)(4)(5)            42
10/31/00................................     13.52     34,140        2.43(4)(5)             0.13(4)(5)             96
10/31/01................................    (13.42)    36,816        2.43(4)(5)            (0.86)(4)(5)            63
4/30/02(7)..............................      1.87     35,910        2.43(3)(4)(5)         (0.83)(3)(4)(5)         99
                                                                            CLASS II
10/15/97-10/31/97.......................     (5.12)% $    172        2.43%(3)(4)(5)         0.53%(3)(4)(5)         --%
10/31/98................................      5.52      5,823        2.43(4)(5)            (0.31)(4)(5)            37
10/31/99................................     11.55     10,664        2.43(4)(5)            (0.28)(4)(5)            42
10/31/00................................     13.59     19,717        2.43(4)(6)             0.12(4)(6)             96
10/31/01................................    (13.41)    24,958        2.43(4)(5)            (0.86)(4)(5)            63
4/30/02(7)..............................      1.87     25,585        2.43(3)(4)(5)         (0.83)(3)(4)(5)         99
                                                                            CLASS Z
4/16/98-10/31/98........................     (8.72)% $    207        1.21%(3)(4)(5)         0.97%(3)(4)(5)        37%
10/31/99................................     12.87        241        1.21(4)(5)             0.89(4)(5)             42
10/31/00................................     15.02        897        1.21(4)(6)             1.40(4)(6)             96
10/31/01................................    (12.43)     1,046        1.21(4)(5)             0.37(4)(5)             63
4/30/02(7)..............................      2.57        906        1.21(3)(4)(5)          0.40(3)(4)(5)          99

--------------------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/98  10/31/99  10/31/00  10/31/01  4/30/02(3)                   10/31/97(3)  10/31/98  10/31/99  10/31/00
                 --------  --------  --------  --------  ----------                   -----------  --------  --------  --------
                                                                     Focused
Focused 2000                                                           Large-Cap
  Growth A.....   13.78%     5.26%     0.75%     1.34%      0.63%    Value A........       0.58%     0.67%     0.17%     0.20%
                                                                     Focused
Focused 2000                                                         Large-Cap
  Growth B.....   14.13      5.23      0.75      1.35       0.55     Value B........       1.16      0.61      0.16      0.17
                                                                     Focused
Focused 2000                                                         Large-Cap
  Growth II....   13.43      5.25      0.96      1.34       0.81     Value II.......       3.22      1.14      0.22      0.25
                                                                     Focused
Focused 2000                                                           Large-Cap
  Growth I.....      --        --      0.58      1.34       0.54     Value Z........         --     11.77     11.86      4.73

                 10/31/01  4/30/02(3)
                 --------  ----------

Focused 2000
  Growth A.....    0.09%      0.11%

Focused 2000
  Growth B.....    0.04       0.10

Focused 2000
  Growth II....    0.09       0.11

Focused 2000
  Growth I.....    2.76       2.70

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.

(7)  Unaudited

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                                   NET                  DIVIDENDS
                                                                  GAIN        TOTAL       FROM     DISTRI-            NET
                                          NET ASSET    NET       (LOSS)        FROM        NET     BUTION            ASSET
                                            VALUE    INVEST-       ON        INVEST-     INVEST-    FROM     TOTAL   VALUE
                 PERIOD                   BEGINNING    MENT      INVEST-       MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD   INCOME      MENTS     OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  --------  -----------  ----------  ---------  -------  -------  ------
FOCUSED MULTI-CAP VALUE
                                                          CLASS A
10/31/00................................   $12.50     $ 0.03     $  3.73     $  3.76     $    --   $    --  $    --  $16.26
10/31/01................................    16.26       0.02        1.10        1.12          --     (0.71)   (0.71)  16.67
4/30/02(7)..............................    16.67      (0.02)       0.82        0.80          --     (0.50)   (0.50)  16.97
                                                          CLASS B
10/31/00................................   $12.50     $(0.07)    $  3.73     $  3.66     $    --   $    --  $    --  $16.16
10/31/01................................    16.16      (0.09)       1.11        1.02          --     (0.71)   (0.71)  16.47
4/30/02(7)..............................    16.47      (0.08)       0.81        0.73          --     (0.50)   (0.50)  16.70
                                                         CLASS II
11/01/99-10/31/00.......................   $12.50     $(0.08)    $  3.74     $  3.66     $    --   $    --  $    --  $16.16
10/31/01................................    16.16      (0.09)       1.10        1.01          --     (0.71)   (0.71)  16.46
4/30/02(7)..............................    16.46      (0.08)       0.81        0.73          --     (0.50)   (0.50)  16.69
                                                          CLASS I
11/16/01-4/30/02(7).....................   $17.70     $ 0.01     $ (0.24)    $ (0.23)    $    --   $ (0.50) $ (0.50) $16.97
---------------------------------------------------------------------------------------------------------------------------
FOCUSED 2000 VALUE
                                                          CLASS A
10/15/97-10/31/97.......................   $12.50     $ 0.01     $ (0.37)    $ (0.36)    $    --   $    --  $    --  $12.14
10/31/98................................    12.14       0.05       (1.36)      (1.31)      (0.01)       --    (0.01)  10.82
10/31/99................................    10.82       0.05        0.83        0.88          --        --       --   11.70
10/31/00................................    11.70       0.07        2.15        2.22          --        --       --   13.92
10/31/01................................    13.92      (0.03)       1.66        1.63          --        --       --   15.55
4/30/02(7)..............................    15.55      (0.06)       2.78        2.72          --     (1.12)   (1.12)  17.15
                                                          CLASS B
10/15/97-10/31/97.......................   $12.50     $ 0.01     $ (0.38)    $ (0.37)    $    --   $    --  $    --  $12.13
10/31/98................................    12.13      (0.05)      (1.33)      (1.38)      (0.01)       --    (0.01)  10.74
10/31/99................................    10.74      (0.03)       0.83        0.80          --        --       --   11.54
10/31/00................................    11.54      (0.02)       2.13        2.11          --        --       --   13.65
10/31/01................................    13.65      (0.13)       1.63        1.50          --        --       --   15.15
4/30/02(7)..............................    15.15      (0.11)       2.69        2.58          --     (1.12)   (1.12)  16.61
                                                         CLASS II
10/15/97-10/31/97.......................   $12.50     $ 0.01     $ (0.37)    $ (0.36)    $    --   $    --  $    --  $12.14
10/31/98................................    12.14      (0.06)      (1.33)      (1.39)      (0.01)       --    (0.01)  10.74
10/31/99................................    10.74      (0.03)       0.84        0.81          --        --       --   11.55
10/31/00................................    11.55      (0.02)       2.13        2.11          --        --       --   13.66
10/31/01................................    13.66      (0.13)       1.63        1.50          --        --       --   15.16
4/30/02(7)..............................    15.16      (0.11)       2.69        2.58          --     (1.12)   (1.12)  16.62
                                                          CLASS Z
4/03/98-10/31/98........................   $13.63     $ 0.04     $ (2.80)    $ (2.76)    $ (0.02)  $    --  $ (0.02) $10.85
10/31/99................................    10.85       0.11        0.83        0.94          --        --       --   11.79
10/31/00................................    11.79       0.14        2.18        2.32          --        --       --   14.11
10/31/01................................    14.11       0.05        1.70        1.75          --        --       --   15.86
4/30/02(7)..............................    15.86      (0.01)       2.83        2.82          --     (1.12)   (1.12)  17.56


                                                                                          RATIO OF
                                                        NET          RATIO OF            INVESTMENT
                                                      ASSETS         EXPENSES           INCOME (LOSS)
                 PERIOD                     TOTAL     END OF        TO AVERAGE         TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   PERIOD        NET ASSETS             ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ------------------  ---------------------  ---------
FOCUSED MULTI-CAP VALUE
                                                                           CLASS A
10/31/00................................     30.08%  $ 40,755      1.55%(3)(5)           0.19%(3)(5)           220%
10/31/01................................      6.95    136,063      1.55(6)               0.13(6)               245
4/30/02(7)..............................      4.77    181,498      1.55(3)(4)(6)        (0.26)(3)(4)(6)         69
                                                                           CLASS B
10/31/00................................     29.28%  $ 33,418      2.20%(3)(5)          (0.52)%(3)(5)          220%
10/31/01................................      6.35    190,304      2.20(6)              (0.51)(6)              245
4/30/02(7)..............................      4.39    239,738      2.20(3)(4)(6)        (0.92)(3)(4)(6)         69
                                                                           CLASS II
11/01/99-10/31/00.......................     29.28%  $ 73,484      2.20%(3)(5)          (0.53)%(3)(5)          220%
10/31/01................................      6.29    213,088      2.20(6)              (0.52)(6)              245
4/30/02(7)..............................      4.40    283,594      2.20(3)(4)(6)        (0.91)(3)(4)(6)         69
                                                                           CLASS I
11/16/01-4/30/02(7).....................     (1.33)% $ 14,617      1.45%(3)(4)(6)       (0.12)%(3)(4)(6)        69%
----------------------------------------
FOCUSED 2000 VALUE
                                                                           CLASS A
10/15/97-10/31/97.......................     (2.88)% $ 21,346      1.78%(3)(4)(6)        2.57%(3)(4)(6)         --%
10/31/98................................    (10.79)  $ 15,051      1.78(4)(6)            0.42(4)(6)             50
10/31/99................................      8.13     15,473      1.78(4)(6)            0.39(4)(6)            102
10/31/00................................     18.97     17,188      1.78(4)(6)            0.52(4)(6)             67
10/31/01................................     11.71     29,772      1.78(4)(6)           (0.19)(4)(6)            66
4/30/02(7)..............................     18.05     54,980      1.78(3)(4)(6)        (0.72)(3)(4)(6)         93
                                                                           CLASS B
10/15/97-10/31/97.......................     (2.96)% $  3,112      2.43%(3)(4)(6)        1.75%(3)(4)(6)         --%
10/31/98................................    (11.40)    25,954      2.43(4)(6)           (0.44)(4)(6)            50
10/31/99................................      7.45     22,601      2.43(4)(6)           (0.26)(4)(6)           102
10/31/00................................     18.28     22,593      2.43(4)(6)           (0.12)(4)(6)            67
10/31/01................................     10.99     37,205      2.43(4)(6)           (0.83)(4)(6)            66
4/30/02(7)..............................     17.58     57,544      2.43(3)(4)(6)        (1.36)(3)(4)(6)         93
                                                                           CLASS II
10/15/97-10/31/97.......................     (2.88)% $    525      2.43%(3)(4)(6)        1.75%(3)(4)(6)         --%
10/31/98................................    (11.47)     5,968      2.43(4)(6)           (0.48)(4)(6)            50
10/31/99................................      7.54      7,230      2.43(4)(6)           (0.26)(4)(6)           102
10/31/00................................     18.27     12,195      2.43(4)(6)           (0.16)(4)(6)            67
10/31/01................................     10.98     25,676      2.43(4)(6)           (0.84)(4)(6)            66
4/30/02(7)..............................     17.56     42,318      2.43(3)(4)(6)        (1.37)(3)(4)(6)         93
                                                                           CLASS Z
4/03/98-10/31/98........................    (20.30)% $    142      1.21%(3)(4)(6)        0.70%(3)(4)(6)         50%
10/31/99................................      8.66         78      1.21(4)(6)            0.96(4)(6)            102
10/31/00................................     19.68        406      1.21(4)(6)            1.00(4)(6)             67
10/31/01................................     12.40      1,626      1.21(4)(6)            0.33(4)(6)             66
4/30/02(7)..............................     18.34      2,080      1.21(3)(4)(6)        (0.13)(3)(4)(6)         93

--------------------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/98  10/31/99  10/31/00  10/31/01  4/30/02(3)                   10/31/97(3)  10/31/98  10/31/99  10/31/00
                 --------  --------  --------  --------  ----------                   -----------  --------  --------  --------
Focused                                                              Focused 2000                    0.66%     0.29%     0.25%
  Multi-Cap                                                          Value A........
  Value A......    0.17%     0.04%     0.09%       --%      0.11%                          0.57%
Focused                                                              Focused 2000                    0.62      0.31      0.25
  Multi-Cap                                                          Value B........
  Value B......    0.19      0.02      0.07        --       0.11                           0.74
Focused                                                              Focused 2000                    1.05      0.36      0.31
  Multi-Cap                                                          Value II.......
  Value I......      --        --        --        --       0.11                           1.42
Focused                                                              Focused 2000                   20.37     20.90      9.85
  Multi-Cap                                                          Value Z........
  Value II.....    0.21      0.13      0.11      0.05       0.50                             --

                 10/31/01  4/30/02(3)
                 --------  ----------
Focused            0.11%      0.03%
  Multi-Cap
  Value A......
Focused            0.07       0.02
  Multi-Cap
  Value B......
Focused            0.15       0.03
  Multi-Cap
  Value I......
Focused            2.94       1.33
  Multi-Cap
  Value II.....

(5) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.
(7)  Unaudited
See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                                   NET                  DIVIDENDS
                                                                  GAIN        TOTAL       FROM     DISTRI-            NET
                                          NET ASSET    NET       (LOSS)        FROM        NET     BUTION            ASSET
                                            VALUE    INVEST-       ON        INVEST-     INVEST-    FROM     TOTAL   VALUE
                 PERIOD                   BEGINNING    MENT      INVEST-       MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD   INCOME      MENTS     OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  --------  -----------  ----------  ---------  -------  -------  ------
FOCUSED GROWTH AND INCOME
                                                          CLASS A
10/15/97-10/31/97.......................   $12.50     $ 0.01     $ (0.53)    $ (0.52)    $    --   $    --  $    --  $11.98
10/31/98................................    11.98       0.03        1.04        1.07       (0.01)       --    (0.01)  13.04
10/31/99................................    13.04      (0.04)       4.30        4.26          --     (0.18)   (0.18)  17.12
10/31/00................................    17.12      (0.13)       3.51        3.38          --     (0.98)   (0.98)  19.52
10/31/01................................    19.52      (0.05)      (6.18)      (6.23)         --     (0.44)   (0.44)  12.85
4/30/02(8)..............................    12.85      (0.05)       1.48        1.43          --        --       --   14.28
                                                          CLASS B
10/15/97-10/31/97.......................   $12.50     $   --     $ (0.54)    $ (0.54)    $    --   $    --  $    --  $11.96
10/31/98................................    11.96      (0.07)       1.08        1.01       (0.01)       --    (0.01)  12.96
10/31/99................................    12.96      (0.13)       4.25        4.12          --     (0.18)   (0.18)  16.90
10/31/00................................    16.90      (0.26)       3.46        3.20          --     (0.98)   (0.98)  19.12
10/31/01................................    19.12      (0.15)      (6.03)      (6.18)         --     (0.44)   (0.44)  12.50
4/30/02(8)..............................    12.50      (0.09)       1.43        1.34          --        --       --   13.84
                                                         CLASS II
10/15/97-10/31/97.......................   $12.50     $   --     $ (0.53)    $ (0.53)    $    --   $    --  $    --  $11.97
10/31/98................................    11.97      (0.07)       1.06        0.99       (0.01)       --    (0.01)  12.95
10/31/99................................    12.95      (0.14)       4.26        4.12          --     (0.18)   (0.18)  16.89
10/31/00................................    16.89      (0.26)       3.46        3.20          --     (0.98)   (0.98)  19.11
10/31/01................................    19.11      (0.15)      (6.03)      (6.18)         --     (0.44)   (0.44)  12.49
4/30/02(8)..............................    12.49      (0.09)       1.43        1.34          --        --       --   13.83
                                                          CLASS Z
10/06/00-10/31/00.......................   $20.28     $(0.01)    $ (0.76)    $ (0.77)    $    --   $    --  $    --  $19.51
10/31/01................................    19.51       0.03       (6.18)      (6.15)         --     (0.44)   (0.44)  12.92
4/30/02(8)..............................    12.92      (0.01)       1.48        1.47          --        --       --   14.39
                                                          CLASS X
3/19/01-4/30/02(8)......................   $14.55     $   --     $ (0.27)    $ (0.27)    $    --   $    --  $    --  $14.28
---------------------------------------------------------------------------------------------------------------------------
FOCUSED INTERNATIONAL EQUITY
                                                          CLASS A
11/1/01-4/30/02(8)......................   $12.50     $   --     $  2.16     $  2.16     $    --   $    --  $    --  $14.66
                                                          CLASS B
11/1/01-4/30/02(8)......................   $12.50     $ 0.01     $  2.11     $  2.12     $    --   $    --  $    --  $14.62
                                                         CLASS II
11/1/01-4/30/02(8)......................   $12.50     $   --     $  2.11     $  2.11     $    --   $    --  $    --  $14.61
---------------------------------------------------------------------------------------------------------------------------


                                                                                          RATIO OF
                                                        NET          RATIO OF            INVESTMENT
                                                      ASSETS         EXPENSES           INCOME (LOSS)
                 PERIOD                     TOTAL     END OF        TO AVERAGE         TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   PERIOD        NET ASSETS             ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ------------------  ---------------------  ---------
FOCUSED GROWTH AND INCOME
                                                                           CLASS A
10/15/97-10/31/97.......................     (4.16)% $ 23,593      1.78%(3)(4)(7)       1.35%(3)(4)(7)           2%
10/31/98................................      8.95      9,799      1.78(4)(7)           0.22(4)(7)              98
10/31/99................................     33.10     29,281      1.54(4)(6)          (0.26)(4)(6)            165
10/31/00................................     19.88     62,164      1.45(4)(7)          (0.62)(4)(7)            121
10/31/01................................    (32.51)    39,280      1.45(4)(7)          (0.33)(4)(7)            203
4/30/02(8)..............................     11.13     51,547      1.45(3)(4)(7)       (0.74)(3)(4)(7)         113
                                                                           CLASS B
10/15/97-10/31/97.......................     (4.32)% $    941      2.43%(3)(4)(7)       0.29%(3)(4)(7)           2%
10/31/98................................      8.43     16,157      2.43(4)(7)          (0.52)(4)(7)             98
10/31/99................................     32.21     39,636      2.20(4)(6)          (0.87)(4)(6)            165
10/31/00................................     19.03     83,480      2.10(4)(7)          (1.27)(4)(7)            121
10/31/01................................    (32.94)    59,653      2.10(4)(7)          (0.99)(4)(7)            203
4/30/02(8)..............................     10.72     75,461      2.10(3)(4)(7)       (1.39)(3)(4)(7)         113
                                                                           CLASS II
10/15/97-10/31/97.......................     (4.24)% $    143      2.43%(3)(4)(8)       0.54%(3)(4)(8)           2%
10/31/98................................      8.26      2,490      2.43(4)(7)          (0.53)(4)(7)             98
10/31/99................................     32.24     15,619      2.16(4)(6)          (0.97)(4)(6)            165
10/31/00................................     19.04     69,826      2.10(4)(7)          (1.26)(4)(7)            121
10/31/01................................    (32.96)    50,468      2.10(4)(7)          (0.98)(4)(7)            203
4/30/02(8)..............................     10.73     63,415      2.10(3)(4)(7)       (1.39)(3)(4)(7)         113
                                                                           CLASS Z
10/06/00-10/31/00.......................     (3.80)% $    148      0.88%(3)(4)(7)      (0.42)%(3)(4)(7)        121%
10/31/01................................    (32.11)       493      0.88(4)(7)           0.20(4)(7)             203
4/30/02(8)..............................     11.38        387      0.88(3)(4)(7)       (0.16)(3)(4)(7)         113
                                                                           CLASS X
3/19/01-4/30/02(8)......................     (1.86)% $  1,450      1.20%(3)(4)(7)      (0.67)%(3)(4)(7)        113%
----------------------------------------
FOCUSED INTERNATIONAL EQUITY
                                                                           CLASS A
11/1/01-4/30/02(8)......................     17.28%  $ 33,325      1.95%(3)(4)(7)       0.07%(3)(4)(7)         139%
                                                                           CLASS B
11/1/01-4/30/02(8)......................     16.96%  $  4,168      2.60%(3)(4)(7)       0.11%(3)(4)(7)         139%
                                                                           CLASS II
11/1/01-4/30/02(8)......................     16.88%  $  5,384      2.60%(3)(4)(7)      (0.06)%(3)(4)(7)        139%
----------------------------------------

(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/97  10/31/98  10/31/99  10/31/00  10/31/01  4/30/02(3)                   10/31/97  10/31/98  10/31/99
                 --------  --------  --------  --------  --------  ----------                   --------  --------  --------
Focused Growth                                                                 Focused
  and                                                                            International
  Income A.....    0.58%     0.62%     0.37%     0.34%     0.30%      0.35%    Equity A.......    0.37      0.45      0.25
Focused Growth                                                                 Focused
  and                                                                            International
  Income B.....    1.26      0.67      0.44      0.32      0.30       0.33     Equity B.......    0.45      0.48      0.24
Focused Growth                                                                 Focused
  and                                                                            International
  Income II....    3.12      2.11      0.60      0.35      0.30       0.34     Equity II......    0.87%     0.55%     0.33%
Focused Growth
  and
  Income Z.....      --        --        --     26.87      5.44       6.22
Focused Growth
  and
  Income X.....      --        --        --        --        --       0.46

                 10/31/00  10/31/01  4/30/02(3)
                 --------  --------  ----------
Focused Growth
  and
  Income A.....    0.04      0.03       0.81
Focused Growth
  and
  Income B.....    0.04      0.06       1.48
Focused Growth
  and
  Income II....    0.10%     0.14%      1.27%
Focused Growth
  and
  Income Z.....
Focused Growth
  and
  Income X.....

(5) The ratio reflects an expense cap which is net of custody credits of 0.02% or waiver/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
(7) The ratio reflects an expense cap which is net of custody credit of less than 0.01% or waiver/reimbursements if applicable.
(8)  Unaudited
See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                           NET
                                                          GAIN        TOTAL     DISTRI-            NET
                                  NET ASSET    NET       (LOSS)        FROM     BUTION            ASSET                 NET
                                    VALUE    INVEST-       ON        INVEST-     FROM     TOTAL   VALUE               ASSETS
             PERIOD               BEGINNING    MENT      INVEST-       MENT     CAPITAL  DISTRI-  END OF    TOTAL     END OF
             ENDED                OF PERIOD   INCOME      MENTS     OPERATIONS   GAINS   BUTIONS  PERIOD  RETURN(2)   PERIOD
--------------------------------  ---------  --------  -----------  ----------  -------  -------  ------  ---------  ---------

FOCUSED TECHNOLOGY
                                                           CLASS A
05/22/00-10/31/00...............   $12.50     $(0.11)    $  3.13     $  3.02    $    --  $    --  $15.52     24.16%  $ 89,371
10/31/01........................    15.52      (0.08)     (11.49)     (11.57)        --       --    3.95    (74.55)    28,327
4/30/02(7)......................     3.95      (0.04)       0.09        0.05         --       --    3.77     (4.56)    26,903

                                                           CLASS B
05/22/00-10/31/00...............   $12.50     $(0.17)    $  3.14     $  2.97    $    --  $    --  $15.47     23.76%  $ 70,073
10/31/01........................    15.47      (0.13)     (11.41)     (11.54)        --       --    3.93    (74.60)    20,658
4/30/02(7)......................     3.93      (0.05)      (0.15)      (0.20)        --       --    3.73     (5.09)    20,466

                                                           CLASS II
05/22/00-10/31/00...............   $12.50     $(0.17)    $  3.14     $  2.97    $    --  $    --  $15.47     23.76%  $ 86,105
10/31/01........................    15.47      (0.13)     (11.42)     (11.55)        --       --    3.92    (74.66)    26,869
4/30/02(7)......................     3.92      (0.05)      (0.14)      (0.19)        --       --    3.73     (4.85)    25,504

                                                           CLASS Z
10/03/00-10/31/00...............   $17.33     $(0.01)    $ (1.79)    $ (1.80)   $    --  $    --  $15.53    (10.13)% $    563
10/31/01........................    15.53      (0.05)     (11.49)     (11.54)        --       --    3.99    (74.31)       637
4/30/02(7)......................     3.99      (0.03)      (0.14)      (0.17)        --       --    3.82     (4.26)       629


                                                            RATIO OF
                                       RATIO OF            INVESTMENT
                                       EXPENSES           INCOME (LOSS)
             PERIOD                   TO AVERAGE         TO AVERAGE NET      PORTFOLIO
             ENDED                    NET ASSETS             ASSETS          TURNOVER
--------------------------------  ------------------  ---------------------  ---------
FOCUSED TECHNOLOGY
                                                        CLASS A
05/22/00-10/31/00...............     1.97%(3)(4)(5)      (1.30)%(3)(4)(5)(6)     176%
10/31/01........................     1.97%(4)(6)         (1.12)(4)(6)            449
4/30/02(7)......................     1.97(3)(4)(6)       (1.77)(3)(4)(6)         151
                                                        CLASS B
05/22/00-10/31/00...............     2.62%(3)(4)(6)      (1.97)%(3)(4)(5)(6)     176%
10/31/01........................     2.62(4)(6)          (1.77)(4)(6)            449
4/30/02(7)......................     2.62(3)(4)(6)       (2.42)(3)(4)(6)         151
                                                        CLASS II
05/22/00-10/31/00...............     2.62%(3)(4)(6)      (1.97)%(3)(4)(5)(6)     176%
10/31/01........................     2.62(4)(6)          (1.77)(4)(6)            449
4/30/02(7)......................     2.62(3)(4)(6)       (2.42)(3)(4)(6)         151
                                                        CLASS Z
10/03/00-10/31/00...............     1.40%(3)(4)(6)      (0.76)%(3)(4)(5)(6)     176%
10/31/01........................     1.40(4)(6)          (0.65)(4)(6)            449
4/30/02(7)......................     1.40(3)(4)(6)       (1.18)(3)(4)(6)         151

--------------------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/97  10/31/98  10/31/99  10/31/00  10/31/01  4/30/02(3)
                 --------  --------  --------  --------  --------  ----------
Focused
Technology A....     --        --        --      0.30      0.18       0.43
Focused
Technology B....     --        --        --      0.31      0.16       0.42
Focused
Technology II....     --       --        --      0.31      0.13       0.42
Focused
Technology Z....     --        --        --     45.91      4.36       3.36

(5) The ratio reflects an expense cap which is net of custody credits of 0.02% or waiver/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credit of less than 0.01% or waiver/reimbursements if applicable.
(7)  Unaudited
See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                    SECURITY DESCRIPTION                        SHARES     VALUE (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--97.8%
AEROSPACE & MILITARY TECHNOLOGY--2.8%
  Lockheed Martin Corp......................................     629,480   $   39,594,292
                                                                           --------------
AUTOMOTIVE--6.1%
  Bayerische Motoren Werkem AG (BMW)........................   1,532,969       60,749,720
  General Motors Corp.......................................     426,504       27,360,231
                                                                           --------------
                                                                               88,109,951
                                                                           --------------
BROADCASTING & MEDIA--2.6%
  Viacom, Inc., Class B+....................................     791,300       37,270,230
                                                                           --------------
BUSINESS SERVICES--3.5%
  First Data Corp...........................................     637,000       50,635,130
                                                                           --------------
COMPUTERS & BUSINESS EQUIPMENT--5.1%
  Dell Computer Corp.+......................................   1,629,250       42,914,445
  Hewlett-Packard Co........................................   1,819,400       31,111,740
                                                                           --------------
                                                                               74,026,185
                                                                           --------------
COMPUTER SOFTWARE--3.1%
  Microsoft Corp.+..........................................     842,500       44,029,050
                                                                           --------------
ELECTRONICS--6.6%
  Intel Corp................................................   1,281,500       36,663,715
  Nokia Oyj ADR.............................................   1,800,000       29,268,000
  Texas Instruments, Inc....................................     957,900       29,627,847
                                                                           --------------
                                                                               95,559,562
                                                                           --------------
ENERGY SERVICES--2.3%
  BJ Services Co.+..........................................     902,000       33,139,480
                                                                           --------------
FINANCIAL SERVICES--18.1%
  Citigroup, Inc............................................   1,801,800       78,017,940
  Fannie Mae................................................     616,522       48,662,082
  J.P. Morgan Chase & Co....................................   1,346,500       47,262,150
  USA Education, Inc........................................     900,034       86,268,259
                                                                           --------------
                                                                              260,210,431
                                                                           --------------
HEALTH SERVICES--12.4%
  Tenet Healthcare Corp.+...................................   1,285,558       94,321,391
  UnitedHealth Group, Inc...................................     970,020       85,177,456
                                                                           --------------
                                                                              179,498,847
                                                                           --------------
INSURANCE--2.2%
  Hartford Financial Services Group, Inc....................     464,800       32,210,640
                                                                           --------------
INTERNET CONTENT--2.9%
  eBay, Inc.+...............................................     795,350       42,233,085
                                                                           --------------
MEDICAL PRODUCTS--15.5%
  Baxter International, Inc.................................   1,561,103       88,826,761
  Johnson & Johnson Co......................................   2,117,024      135,193,152
                                                                           --------------
                                                                              224,019,913
                                                                           --------------
                                                                PRINCIPAL
                                                                  AMOUNT
                    SECURITY DESCRIPTION                      (IN THOUSANDS)  VALUE (NOTE 3)
--------------------------------------------------------------------------------------------
RETAIL--14.6%
  Bed Bath & Beyond, Inc.+..................................     1,054,900    $   39,210,633
  Home Depot, Inc...........................................       865,000        40,110,050
  Target Corp...............................................     1,074,000        46,880,100
  Tiffany & Co..............................................     2,135,764        84,896,619
                                                                              --------------
                                                                                 211,097,402
                                                                              --------------
TOTAL INVESTMENT SECURITIES--97.8%
  (cost $1,338,097,192).....................................                   1,411,634,198
                                                                              --------------
SHORT-TERM SECURITIES--4.0%
  American Express Credit Corp.
    1.80% due 5/1/02........................................   $    17,272        17,272,000
  Federal Farm Credit Bank Discount Note
    1.65% due 5/15/02.......................................         3,000         2,998,075
  Federal Farm Credit Bank Discount Note
    1.69% due 6/12/02.......................................           375           374,261
  Federal Farm Credit Bank Discount Note
    1.76% due 5/9/02........................................           400           399,843
  Federal Home Loan Bank Discount Note
    1.64% due 5/29/02.......................................           350           349,553
  Federal Home Loan Bank Discount Note
    1.66% due 5/8/02........................................           600           599,806
  Federal Home Loan Bank Discount Note
    1.66% due 6/14/02.......................................           600           598,783
  Federal Home Loan Bank Discount Note
    1.67% due 6/10/02.......................................         5,550         5,539,702
  Federal Home Loan Bank Discount Note
    1.69% due 5/10/02.......................................           100            99,957
  Federal Home Loan Bank Discount Note
    1.69% due 6/10/02.......................................           580           578,911
  Federal Home Loan Bank Discount Note
    1.71% due 5/10/02.......................................         1,100         1,099,530
  Federal Home Loan Bank Discount Note
    1.75% due 5/15/02.......................................           200           199,864
  Federal Home Loan Bank Discount Note
    1.75% due 5/17/02.......................................           125           124,903
  Federal Home Loan Bank Discount Note
    1.78% due 6/3/02........................................           700           698,858

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED) -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT
                    SECURITY DESCRIPTION                      (IN THOUSANDS)  VALUE (NOTE 3)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (continued)
  Federal Home Loan Bank Discount Note
    1.79% due 5/29/02.......................................   $     1,200    $    1,198,329
  Federal Home Loan Bank Discount Note
    1.80% due 5/29/02.......................................           100            99,860
  Federal Home Loan Mortgage Corp. Discount Notes
    1.73% due 5/21/02.......................................           200           199,808
  Federal Home Loan Mortgage Corp. Discount Notes
    1.76% due 5/14/02.......................................           900           899,428
  Federal Home Loan Mortgage Corp. Discount Notes
    1.78% due 5/14/02.......................................           400           399,743
  Federal Home Loan Mortgage Corp. Discount Notes
    1.78% due 5/28/02.......................................         1,450         1,448,064
  Fannie Mae
    Discount Notes
    1.67% due 6/5/02........................................         2,000         1,996,753
  Fannie Mae
    Discount Notes
    1.79% due 5/1/02........................................         3,300         3,300,000
  General Electric Capital Corp. 1.80% due 5/1/02...........        16,736        16,736,000
                                                                              --------------
TOTAL SHORT-TERM SECURITIES
  (cost $57,212,031)........................................                      57,212,031
                                                                              --------------
TOTAL INVESTMENTS
  (cost $1,395,309,223).....................................         101.8%    1,468,846,229
Liabilities in excess of other assets.......................          (1.8)      (25,737,563)
                                                               -----------    --------------
NET ASSETS                                                           100.0%   $1,443,108,666
                                                               ===========    ==============

------------------
+ Non-income producing securities
ADR American Depository Receipt

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
      CONTRACT                IN           DELIVERY     UNREALIZED
     TO DELIVER          EXCHANGE FOR        DATE      DEPRECIATION
-------------------------------------------------------------------
    USD   606,616        EUR   672,717    05/02/2002     $  (919)
                                                         =======

------------------
EUR Euro

USD United States Dollar

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                                                                              VALUE
                    SECURITY DESCRIPTION                        SHARES       (NOTE 3)
---------------------------------------------------------------------------------------
COMMON STOCK--88.6%
AEROSPACE & MILITARY TECHNOLOGY--2.9%
  General Dynamics Corp.....................................      67,525   $  6,556,002
                                                                           ------------
BANKS--8.5%
  Bank of America Corp......................................      89,995      6,522,838
  Wells Fargo & Co..........................................     252,570     12,918,955
                                                                           ------------
                                                                             19,441,793
                                                                           ------------
BROADCASTING & MEDIA--8.0%
  AOL Time Warner, Inc.+....................................     348,025      6,619,436
  Clear Channel Communications, Inc.+.......................     141,700      6,652,815
  Journal Register Co.+.....................................     233,000      5,044,450
                                                                           ------------
                                                                             18,316,701
                                                                           ------------
BUSINESS SERVICES--1.8%
  Waste Connections, Inc.+..................................     115,000      4,059,500
                                                                           ------------
COMPUTER SOFTWARE--2.9%
  Microsoft Corp.+..........................................     124,850      6,524,661
                                                                           ------------
ELECTRONICS--2.8%
  Activision, Inc.+.........................................     200,000      6,296,000
                                                                           ------------
ENERGY SERVICES--3.5%
  Nabors Industries, Inc.+..................................     176,200      8,025,910
                                                                           ------------
FINANCIAL SERVICES--12.0%
  Ambac Financial Group, Inc................................     137,100      8,618,106
  Citigroup, Inc............................................     149,141      6,457,805
  USA Education, Inc........................................     127,510     12,221,834
                                                                           ------------
                                                                             27,297,745
                                                                           ------------
GAS & PIPELINE UTILITIES--3.6%
  Newfield Exploration Co.+.................................     216,200      8,183,170
                                                                           ------------
HEALTH SERVICES--13.1%
  AmeriPath, Inc.+..........................................     292,600      7,900,200
  Community Health Systems, Inc.+...........................     315,100      9,144,202
  Province Healthcare Co.+..................................     162,000      6,238,620
  UnitedHealth Group, Inc...................................      74,340      6,527,795
                                                                           ------------
                                                                             29,810,817
                                                                           ------------
HOUSING--3.8%
  Lennar Corp...............................................     155,900      8,658,686
                                                                           ------------
INTERNET CONTENT--2.4%
  Yahoo!, Inc.+.............................................     377,600      5,573,376
                                                                           ------------
LEISURE & TOURISM--2.2%
  Starwood Hotels & Resorts Worldwide, Inc., Class B........     132,200      4,997,160
                                                                           ------------
MEDICAL PRODUCTS--5.8%
  Johnson & Johnson Co......................................     105,204      6,718,327
  Medtronic, Inc............................................     148,030      6,615,461
                                                                           ------------
                                                                             13,333,788
                                                                           ------------
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT         VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)    (NOTE 3)
------------------------------------------------------------------------------------------
RETAIL--15.3%
  Dollar Tree Stores, Inc.+.................................       251,000    $  9,573,140
  Duane Reade, Inc.+........................................       244,900       7,775,575
  Kohl's Corp.+.............................................        89,660       6,607,942
  Wild Oats Markets, Inc.+..................................       297,200       3,263,256
  Williams-Sonoma, Inc.+....................................       135,600       7,811,916
                                                                              ------------
                                                                                35,031,829
                                                                              ------------
TOTAL INVESTMENT SECURITIES--88.6%
  (cost $194,637,591).......................................                   202,107,138
                                                                              ------------
SHORT-TERM SECURITIES--6.8%
  Federal Home Loan Bank Discount Note
    1.63% due 5/10/02.......................................   $    10,000       9,995,925
  Federal Home Loan Mortgage Corp. Discount Notes
    1.79% due 5/1/02........................................         2,500       2,500,000
  Prudential Funding Corp.
    1.84% due 5/1/02........................................         3,000       3,000,000
                                                                              ------------
TOTAL SHORT-TERM SECURITIES
  (cost $15,495,925)........................................                    15,495,925
                                                                              ------------
REPURCHASE AGREEMENTS--18.2%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.75%, dated 4/30/02, to be repurchased
    5/01/02 in the amount of $14,669,306 and collateralized
    by $14,800,000 of United States Treasury Notes, bearing
    interest at 3.63%, due 3/31/04 and having an approximate
    aggregate value of $14,966,500..........................        14,669      14,669,000
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 3)................................................        13,956      13,956,000
  UBS Warburg, Inc. Joint Repurchase Agreement (Note 3).....        13,000      13,000,000
                                                                              ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $41,625,000)........................................                    41,625,000
                                                                              ------------
TOTAL INVESTMENTS
  (cost $251,758,516).......................................         113.6%    259,228,063
Liabilities in excess of other assets.......................         (13.6)    (31,021,655)
                                                               -----------    ------------
NET ASSETS                                                           100.0%   $228,206,408
                                                               ===========    ============

------------------
+ Non-income producing securities

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused 2000 Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                                                                             VALUE
                    SECURITY DESCRIPTION                        SHARES     (NOTE 3)
-------------------------------------------------------------------------------------
COMMON STOCK--92.8%
APPAREL & TEXTILES--6.4%
  Hancock Fabrics, Inc......................................     32,500   $   591,175
  Mohawk Industries, Inc.+..................................      8,900       572,537
  Quaker Fabric Corp.+......................................     43,800       603,126
  Tropical Sportswear International Corp....................     18,900       521,640
                                                                          -----------
                                                                            2,288,478
                                                                          -----------
BANKS--1.6%
  Fidelity Bankshares, Inc..................................     27,400       587,730
                                                                          -----------
BROADCASTING & MEDIA--4.0%
  Catalina Marketing Corp.+.................................     18,000       631,620
  Harte Hanks Communications Co.............................     10,000       321,200
  Saga Communications, Inc.,
    Class A+................................................     16,500       461,670
                                                                          -----------
                                                                            1,414,490
                                                                          -----------
BUSINESS SERVICES--6.5%
  Apollo Group, Inc.+.......................................     18,667       600,320
  ChoicePoint, Inc.+........................................     14,000       776,160
  Digital Insight Corp.+....................................     20,000       380,200
  Fair Issac Co. Inc........................................     10,000       557,400
                                                                          -----------
                                                                            2,314,080
                                                                          -----------
CELLULAR--1.0%
  Vimpel-Communication ADR+.................................     15,000       355,500
                                                                          -----------
CHEMICALS--1.9%
  OM Group, Inc.............................................     10,000       667,500
                                                                          -----------
COMPUTER SOFTWARE--7.7%
  HPL Technologies, Inc.+...................................     40,000       478,400
  PEC Solutions, Inc.+......................................     25,000       587,500
  ScanSoft, Inc.+...........................................    120,000       771,600
  Tripos, Inc.+.............................................     20,000       480,600
  Verisity, Ltd.+...........................................     25,000       416,250
                                                                          -----------
                                                                            2,734,350
                                                                          -----------
DRUGS--7.1%
  Accredo Health, Inc.+.....................................      9,700       627,881
  Charles River Laboratories International, Inc.+...........     24,000       718,800
  Connetics Corp.+..........................................     52,000       623,480
  D&K Healthcare Resources, Inc.............................     16,000       553,600
                                                                          -----------
                                                                            2,523,761
                                                                          -----------
ELECTRONICS--8.1%
  Intrado, Inc.+............................................     30,000       557,700
  Itron, Inc.+..............................................     17,400       620,310
  OSI Systems, Inc.+........................................     28,100       561,438
  Photon Dynamics, Inc.+....................................     12,000       581,280
  Visionics Corp.+..........................................     57,400       580,888
                                                                          -----------
                                                                            2,901,616
                                                                          -----------
ENERGY SOURCES--3.3%
  Ultra Petroleum Corp.+....................................     65,200       574,412
  Unit Corp.+...............................................     31,000       605,120
                                                                          -----------
                                                                            1,179,532
                                                                          -----------


                                                                             VALUE
                    SECURITY DESCRIPTION                        SHARES     (NOTE 3)
-------------------------------------------------------------------------------------
FINANCIAL SERVICES--6.5%
  Arch Capital Group, Ltd.+.................................     25,000   $   729,500
  Jeffries Group, Inc.......................................     10,000       464,900
  Neuberger Berman, Inc.....................................     15,000       651,750
  Waddell & Reed Financial, Inc., Class A...................     18,000       463,500
                                                                          -----------
                                                                            2,309,650
                                                                          -----------
FOOD, BEVERAGE & TOBACCO--3.3%
  Central European Distribution Corp.+......................     40,000       606,000
  Fresh Del Monte Produce, Inc..............................     25,100       591,105
                                                                          -----------
                                                                            1,197,105
                                                                          -----------
HEALTH SERVICES--7.0%
  Cross Country, Inc.+......................................     20,000       605,200
  Kendle International, Inc.+...............................     25,000       424,750
  M.I.M. Corp.+.............................................     30,000       534,000
  Manor Care, Inc.+.........................................     14,000       358,960
  United Surgical Partners International, Inc.+.............     20,000       578,000
                                                                          -----------
                                                                            2,500,910
                                                                          -----------
HOUSING--1.6%
  Craftmade International, Inc..............................     36,900       590,031
                                                                          -----------
INTERNET CONTENT--1.9%
  Overture Services, Inc.+..................................     20,000       683,800
                                                                          -----------
INTERNET SOFTWARE--3.0%
  Quovadx, Inc.+............................................     60,000       497,400
  Websense, Inc.+...........................................     22,000       587,620
                                                                          -----------
                                                                            1,085,020
                                                                          -----------
LEISURE & TOURISM--5.2%
  Extended Stay America, Inc.+..............................     32,000       534,400
  Panera Bread Co. Class A+.................................      8,000       536,560
  Sun International Hotels, Ltd.+...........................     22,000       623,260
  Vail Resorts, Inc.+.......................................      9,000       171,450
                                                                          -----------
                                                                            1,865,670
                                                                          -----------
MEDICAL PRODUCTS--2.1%
  Closure Medical Corp.+....................................     25,000       372,750
  Possis Medical, Inc.+.....................................     25,000       391,750
                                                                          -----------
                                                                              764,500
                                                                          -----------
RETAIL--14.6%
  California Pizza Kitchen, Inc.+...........................     20,000       468,000
  Chico's FAS+..............................................     34,500     1,244,760
  Furniture Brands International, Inc.+.....................     15,100       616,533
  Krispy Kreme Doughnuts, Inc.+.............................     15,000       572,700
  La-Z-Boy, Inc.............................................     19,700       591,788
  Pier 1 Imports, Inc.......................................     25,100       601,145
  Tuesday Morning Corp.+....................................     22,600       602,290
  Weight Watchers International, Inc.+......................     13,500       509,760
                                                                          -----------
                                                                            5,206,976
                                                                          -----------

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused 2000 Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED) -- (CONTINUED)

COMMON STOCK (CONTINUED)
 RETAIL (CONTINUED)
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT         VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)   (NOTE 3)
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES--92.8%
  (cost $32,067,661)........................................                  $33,170,699
                                                                              -----------
REPURCHASE AGREEMENTS--16.9%
  Agreement with State Street Bank & Trust Co,. bearing
    interest at 0.85%, dated 4/30/02 to be repurchased
    5/01/02 in the amount of $2,981,071 and collateralized
    by $2,475,000 of United States Treasury Notes, bearing
    interest at 5.50%, due 5/15/09 and $325,000 of United
    States Treasury Bonds, bearing interest at 10.38% due
    11/15/12 having an approximate aggregate value of
    $3,051,052..............................................    $    2,981      2,981,000
  Agreement with State Street Bank & Trust Co., bearing
    interest at 1.80%, dated 4/30/02, to be purchased
    5/01/02 in the amount of $3,054,153 and collateralized
    by $3,035,000 of United States Treasury Notes bearing
    interest at 4.63%, due 6/28/03 and having an approximate
    aggregate value $3,119,913..............................         3,054      3,054,000
                                                                              -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $6,035,000).........................................                    6,035,000
                                                                              -----------
TOTAL INVESTMENTS
  (cost $38,102,661)........................................         109.7%    39,205,699
Liabilities in excess of other assets.......................          (9.7)    (3,457,412)
                                                                ----------    -----------
NET ASSETS                                                           100.0%   $35,748,287
                                                                ==========    ===========

------------------
+ Non-income producing securities
ADR American Depository Receipt

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--88.5%
APPAREL & TEXTILES--2.6%
  Nike, Inc., Class B.......................................      42,200   $   2,250,526
                                                                           -------------
BANKS--8.0%
  Washington Mutual, Inc....................................      74,200       2,799,566
  Wells Fargo & Co..........................................      83,300       4,260,795
                                                                           -------------
                                                                               7,060,361
                                                                           -------------
BROADCASTING & MEDIA--3.0%
  Liberty Media Corp., Class A+.............................     244,200       2,612,940
                                                                           -------------
BUSINESS SERVICES--6.5%
  Electronic Data Systems Corp..............................      53,800       2,919,188
  Waste Management, Inc.....................................     106,800       2,813,112
                                                                           -------------
                                                                               5,732,300
                                                                           -------------
COMMUNICATION EQUIPMENT--3.3%
  Motorola, Inc.............................................     190,600       2,935,240
                                                                           -------------
COMPUTERS & BUSINESS EQUIPMENT--3.9%
  Hewlett-Packard Co........................................     201,400       3,443,940
                                                                           -------------
DRUGS--7.9%
  Bristol-Myers Squibb Co...................................      91,000       2,620,800
  Merck & Co., Inc..........................................      50,800       2,760,472
  Schering-Plough Corp......................................      57,500       1,569,750
                                                                           -------------
                                                                               6,951,022
                                                                           -------------
ENERGY SOURCES--4.6%
  Devon Energy Corp.........................................      28,400       1,400,404
  Exxon Mobil Corp..........................................      66,200       2,659,254
                                                                           -------------
                                                                               4,059,658
                                                                           -------------
FINANCIAL SERVICES--8.1%
  Fannie Mae................................................      58,100       4,585,833
  Freddie Mac...............................................      38,300       2,502,905
                                                                           -------------
                                                                               7,088,738
                                                                           -------------
FOOD, BEVERAGE & TOBACCO--5.1%
  Philip Morris Cos., Inc...................................      39,600       2,155,428
  UST, Inc..................................................      59,300       2,360,140
                                                                           -------------
                                                                               4,515,568
                                                                           -------------
GAS & PIPELINE UTILITIES--2.2%
  Dynegy, Inc., Class A.....................................     107,900       1,942,200
                                                                           -------------
HOUSEHOLD PRODUCTS--3.6%
  Kimberly-Clark Corp.......................................      47,800       3,112,736
                                                                           -------------
INSURANCE--7.5%
  ACE, Ltd..................................................      95,700       4,164,864
  CIGNA Corp................................................      22,500       2,452,500
                                                                           -------------
                                                                               6,617,364
                                                                           -------------
METALS & MINERALS--2.9%
  Alcoa, Inc................................................      75,000       2,552,250
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
MULTI-INDUSTRY--6.7%
  Tyco International, Ltd...................................       320,750    $   5,917,838
                                                                              -------------
RETAIL--5.1%
  Gap, Inc..................................................       117,400        1,656,514
  Kroger Co.+...............................................       124,800        2,841,696
                                                                              -------------
                                                                                  4,498,210
                                                                              -------------
TELECOMMUNICATIONS--7.5%
  AT&T Corp.................................................       503,300        6,603,296
                                                                              -------------
TOTAL INVESTMENT SECURITIES--88.5%
  (cost $79,530,752)........................................                     77,894,187
                                                                              -------------
SHORT-TERM SECURITIES--9.9%
  Euro Time Deposit with State Street Bank and Trust Co.
    1.25% due 5/01/02
    (cost $8,746,000).......................................    $    8,746        8,746,000
                                                                              -------------
REPURCHASE AGREEMENTS--3.8%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 4/30/02, to be repurchased
    5/01/02 in the amount of $1,828,043 and collateralized
    by $1,660,000 of United States Treasury Bonds, bearing
    interest at 6.53%, due 2/15/27 and having an approximate
    aggregate value of $1,869,490...........................         1,828        1,828,000
                                                                              -------------
  UBS Warburg Inc. Joint Repurchase Agreement
    (Note 3)................................................         1,525        1,525,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $3,353,000).........................................                      3,353,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $91,629,752)........................................         102.2%      89,993,187
Liabilities in excess of other assets.......................          (2.2)      (1,955,579)
                                                                ----------    -------------
NET ASSETS                                                           100.0%   $  88,037,608
                                                                ==========    =============

------------------
+ Non-income producing securities

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Multi-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--96.9%
BANKS--5.6%
  Bank of New York Co., Inc.................................      484,224  $  17,717,756
  U.S. Bancorp..............................................      963,500     22,834,950
                                                                           -------------
                                                                              40,552,706
                                                                           -------------
BROADCASTING & MEDIA--4.4%
  AOL Time Warner, Inc.+....................................      657,900     12,513,258
  Comcast Corp., Class A+...................................      706,000     18,885,500
                                                                           -------------
                                                                              31,398,758
                                                                           -------------
BUSINESS SERVICES--3.8%
  Waste Management, Inc.....................................    1,035,800     27,282,972
                                                                           -------------
COMPUTERS & BUSINESS EQUIPMENT--3.3%
  International Business Machines Corp......................      285,600     23,921,856
                                                                           -------------
DRUGS--9.5%
  Bristol-Myers Squibb Co...................................      938,200     27,020,160
  Caremark Rx, Inc.+........................................    1,040,100     22,362,150
  Merck & Co., Inc..........................................      349,100     18,970,094
                                                                           -------------
                                                                              68,352,404
                                                                           -------------
ELECTRONICS--15.5%
  AVX Corp..................................................    1,579,100     31,471,463
  Emerson Electric Co.......................................      451,000     24,078,890
  Flextronics International, Ltd.+..........................    1,039,200     14,392,920
  Kemet Corp.+..............................................    2,149,700     41,639,689
                                                                           -------------
                                                                             111,582,962
                                                                           -------------
FOOD, BEVERAGE & TOBACCO--3.5%
  Campbell Soup Co..........................................      908,700     25,089,207
                                                                           -------------
GAS & PIPELINE UTILITIES--3.2%
  WGL Holdings, Inc.........................................      855,100     23,173,210
                                                                           -------------
HEALTH SERVICES--1.5%
  PAREXEL International Corp.+..............................      709,500     11,046,915
                                                                           -------------
HOUSEHOLD PRODUCTS--4.3%
  Kimberly-Clark Corp.......................................      477,800     31,114,336
                                                                           -------------
INSURANCE--7.5%
  Allstate Corp.............................................      671,700     26,693,358
  Phoenix Cos., Inc.+.......................................      572,900     10,661,669
  Radian Group, Inc.........................................      312,380     16,212,522
                                                                           -------------
                                                                              53,567,549
                                                                           -------------
INTERNET CONTENT--1.0%
  E*TRADE Group, Inc.+......................................      950,300      7,165,262
                                                                           -------------
MACHINERY--8.7%
  Alamo Group, Inc..........................................      897,509     14,719,147
  Toyoda Automatic Loom Works, Ltd..........................    2,958,400     47,558,258
                                                                           -------------
                                                                              62,277,405
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
METALS & MINERALS--3.9%
  Martin Marietta Materials, Inc............................       718,000    $  27,973,280
                                                                              -------------
MULTI-INDUSTRY--8.5%
  3M Co.....................................................       187,800       23,625,240
  Hutchison Whampoa, Ltd....................................     4,292,000       37,559,575
                                                                              -------------
                                                                                 61,184,815
                                                                              -------------
REAL ESTATE COMPANIES--7.4%
  Catellus Development Corp.+...............................     1,365,300       27,852,120
  Forest City Enterprises, Inc., Class A....................       660,850       25,409,683
                                                                              -------------
                                                                                 53,261,803
                                                                              -------------
RETAIL--2.8%
  Boots Co., PLC............................................     1,930,000       19,973,854
                                                                              -------------
TELECOMMUNICATIONS--2.5%
  Verizon Communications, Inc...............................       453,346       18,183,708
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.9%
  (cost $704,291,056).......................................                    697,103,002
                                                                              -------------
REPURCHASE AGREEMENT--3.6%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 4/30/02, to be repurchased
    5/01/02 in the amount of $25,887,611 and collaterallized
    by $700,000 of United States Treasury Bonds, bearing
    interest at 10.38%, due 11/15/12 and $3,895,000 of
    United States Treasury Bonds, bearing interest at 10.38%
    due 11/15/12 and $20,860,000 of United States Treasury
    Bonds, bearing interest at 5.50% due 8/15/28 having an
    approximate aggregate value of $26,412,608
    (cost $25,887,000)......................................   $    25,887       25,887,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $730,178,056).......................................         100.5%     722,990,002
Liabilities in excess of other assets.......................          (0.5)      (3,543,753)
                                                               -----------    -------------
NET ASSETS                                                           100.0%   $ 719,446,249
                                                               ===========    =============

------------------
+ Non-income producing securities

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused 2000 Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--83.9%
APPAREL & TEXTILES--1.2%
  Wolverine World Wide, Inc.................................      100,000  $   1,802,000
                                                                           -------------
BANKS--4.3%
  Astoria Financial Corp....................................       65,000      2,085,850
  Golden State Bancorp, Inc.................................       74,700      2,464,353
  SWS Group, Inc............................................      109,630      2,203,563
                                                                           -------------
                                                                               6,753,766
                                                                           -------------
BROADCASTING & MEDIA--3.7%
  Cablevision Systems Corp.--Rainbow Media Group+...........       86,700      1,916,070
  Gemstar, Inc.+............................................      241,700      2,165,632
  WMS Industries, Inc.+.....................................      110,100      1,773,711
                                                                           -------------
                                                                               5,855,413
                                                                           -------------
BUSINESS SERVICES--1.5%
  FSI International, Inc.+..................................      200,000      2,386,000
                                                                           -------------
COMMUNICATION EQUIPMENT--2.1%
  Comverse Technology, Inc.+................................       22,200        267,066
  DMC Stratex Networks, Inc.+...............................      400,000      1,680,000
  Newport Corp..............................................       68,910      1,413,344
                                                                           -------------
                                                                               3,360,410
                                                                           -------------
COMPUTERS & BUSINESS EQUIPMENT--1.1%
  Advanced Digital Information Corp.+.......................      190,000      1,710,000
                                                                           -------------
COMPUTER SOFTWARE--2.0%
  HNC Software, Inc.+.......................................       80,000      1,529,600
  Micromuse, Inc.+..........................................      200,000      1,632,000
                                                                           -------------
                                                                               3,161,600
                                                                           -------------
ELECTRIC UTILITIES--0.9%
  Pinnacle West Capital Corp................................       33,800      1,481,116
                                                                           -------------
ELECTRICAL EQUIPMENT--4.5%
  American Power Conversion Corp.+..........................      174,900      2,247,465
  Credence Systems Corp.+...................................      135,400      2,740,496
  Electro Scientific Industries, Inc.+                             69,500      2,089,170
                                                                           -------------
                                                                               7,077,131
                                                                           -------------
ELECTRONICS--5.3%
  AVX Corp..................................................      110,000      2,192,300
  Globespan Virata, Inc.+...................................      295,200      1,741,680
  Kemet Corp.+..............................................      142,900      2,767,973
  TriQuint Semiconductor, Inc.+.............................      163,900      1,661,946
                                                                           -------------
                                                                               8,363,899
                                                                           -------------


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------

ENERGY SERVICES--2.3%
  Precision Drilling Corp.+.................................       40,000  $   1,340,400
  Swift Energy Co.+.........................................      119,300      2,263,121
                                                                           -------------
                                                                               3,603,521
                                                                           -------------
ENERGY SOURCES--4.9%
  Noble Affiliates, Inc.....................................       70,000      2,733,500
  Pogo Producing Co.........................................       75,000      2,568,000
  Teekay Shipping Corp......................................       65,000      2,397,200
                                                                           -------------
                                                                               7,698,700
                                                                           -------------
FINANCIAL SERVICES--4.7%
  Arch Capital Group, Ltd.+.................................       40,000      1,167,200
  Instinet Group, Inc.+.....................................      314,400      2,194,827
  Waddell & Reed Financial, Inc., Class A...................       65,000      1,673,750
  Webster Financial Corp....................................       58,000      2,298,540
                                                                           -------------
                                                                               7,334,317
                                                                           -------------
FOOD, BEVERAGE & TOBACCO--1.2%
  Bunge, Ltd................................................       84,300      1,864,716
                                                                           -------------
FOREST PRODUCTS--3.4%
  Abitibi-Consolidated, Inc.................................      286,400      2,577,600
  Boise Cascade Corp........................................       80,000      2,709,600
                                                                           -------------
                                                                               5,287,200
                                                                           -------------
HEALTH SERVICES--9.7%
  Apria Healthcare Group, Inc.+.............................       83,400      2,167,566
  HealthSouth Corp.+........................................      204,300      3,084,930
  Kindred Healthcare, Inc.+.................................       50,800      2,260,600
  Manor Care, Inc.+.........................................      198,400      5,086,976
  Province Healthcare Co.+..................................       70,000      2,695,700
                                                                           -------------
                                                                              15,295,772
                                                                           -------------
INSURANCE--9.7%
  Mercury General Corp......................................       67,700      3,385,000
  Mony Group, Inc...........................................       54,800      2,137,200
  Old Republic International Corp...........................       80,000      2,658,400
  Phoenix Cos., Inc.+.......................................      109,100      2,030,351
  Radian Group, Inc.........................................       52,700      2,735,130
  White Mountains Insurance Group, Ltd.                             6,300      2,258,550
                                                                           -------------
                                                                              15,204,631
                                                                           -------------
INTERNET SOFTWARE--3.4%
  Networks Associates, Inc.+................................      105,000      1,863,750
  Sybase, Inc.+.............................................      142,200      1,999,332
  Vignette Corp.+...........................................      539,800      1,387,286
                                                                           -------------
                                                                               5,250,368
                                                                           -------------

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused 2000 Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED) -- (CONTINUED)


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
LEISURE & TOURISM--1.7%
  Hilton Hotels Corp........................................      165,900  $   2,714,124
                                                                           -------------
MACHINERY--3.6%
  Briggs & Stratton Corp....................................       61,360      2,586,324
  Joy Global, Inc.+.........................................      190,000      3,059,000
                                                                           -------------
                                                                               5,645,324
                                                                           -------------
MULTI-INDUSTRY--2.5%
  Brascan Corp., Class A....................................      118,100      2,628,906
  Trinity Industries, Inc...................................       52,500      1,233,750
                                                                           -------------
                                                                               3,862,656
                                                                           -------------
REAL ESTATE COMPANIES--6.9%
  Brookfield Properties Corp................................      131,400      2,614,860
  Catellus Development Corp.+...............................       97,000      1,978,800
  Forest City Enterprises, Inc., Class A....................       84,500      3,249,025
  LNR Property Corp.........................................       82,900      3,034,140
                                                                           -------------
                                                                              10,876,825
                                                                           -------------
REAL ESTATE INVESTMENT TRUSTS--2.0%
  Home Properties of New York, Inc. ........................       85,000      3,061,700
                                                                           -------------
RETAIL--1.3%
  Talbots, Inc..............................................       60,000      2,064,000
                                                                           -------------
TOTAL INVESTMENT SECURITIES--83.9%
  (cost $128,382,973).......................................                 131,715,189
                                                                           -------------
COMMON STOCK (CONTINUED)
 RETAIL (CONTINUED)


                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--14.9%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 4/30/02, to be repurchased
    5/01/02 in the amount of $18,810,444 and collateralized
    by $7,955,000 of United States Treasury Notes, bearing
    interest at 5.50%, due 2/28/03 and $9,685,000 of United
    States Treasury Bonds, bearing interest at 6.50% due
    11/15/26 having an approximate aggregate value of
    $19,192,075.............................................   $    18,810    $  18,810,000
  Agreement with State Street Bank & Trust Co., bearing
    interest at 1.80%, dated 4/30/02, to be repurchased
    5/01/02 in the amount of $4,508,225 and collateralized
    by $4,135,000 of United States Treasury Notes, bearing
    interest at 6.75%, due 5/15/05 and having an approximate
    aggregate value of $4,600,895...........................         4,508        4,508,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $23,318,000)........................................                     23,318,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $151,700,973).......................................          98.8%     155,033,189
Other assets less liabilities...............................           1.2        1,888,907
                                                               -----------    -------------
NET ASSETS                                                           100.0%   $ 156,922,096
                                                               ===========    =============

------------------
+ Non-income producing securities

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--97.2%
AEROSPACE & MILITARY TECHNOLOGY--3.2%
  Lockheed Martin Corp......................................       98,046  $   6,167,093
                                                                           -------------
AUTOMOTIVE--11.7%
  Bayerische Motoren Werke AG (BMW).........................      245,738      9,738,302
  General Motors Corp.......................................      135,502      8,692,453
  Hyundai Motor Co.+........................................      225,000      4,176,000
                                                                           -------------
                                                                              22,606,755
                                                                           -------------
BANKS--8.1%
  MBNA Corp.................................................      161,200      5,714,540
  U.S. Bancorp..............................................      268,000      6,351,600
  Washington Mutual, Inc....................................       92,300      3,482,479
                                                                           -------------
                                                                              15,548,619
                                                                           -------------
BROADCASTING & MEDIA--7.4%
  AOL Time Warner, Inc.+....................................      283,900      5,399,778
  Comcast Corp., Class A+...................................      212,000      5,671,000
  Liberty Media Corp., Class A+.............................      301,600      3,227,120
                                                                           -------------
                                                                              14,297,898
                                                                           -------------
BUSINESS SERVICES--3.6%
  Electronic Data Systems Corp..............................       63,800      3,461,788
  Waste Management, Inc.....................................      132,800      3,497,952
                                                                           -------------
                                                                               6,959,740
                                                                           -------------
COMMUNICATION EQUIPMENT--1.9%
  Motorola, Inc.............................................      237,800      3,662,120
                                                                           -------------
COMPUTER SOFTWARE--2.9%
  Microsoft Corp.+..........................................      106,500      5,565,690
                                                                           -------------
DRUGS--7.9%
  Merck & Co., Inc..........................................       60,300      3,276,702
  Pfizer, Inc...............................................      154,800      5,626,980
  Wyeth.....................................................      109,400      6,235,800
                                                                           -------------
                                                                              15,139,482
                                                                           -------------
FINANCIAL SERVICES--6.1%
  USA Education, Inc........................................      122,564     11,747,760
                                                                           -------------
FOOD, BEVERAGE & TOBACCO--3.0%
  Kraft Foods, Inc., Class A................................      140,000      5,745,600
                                                                           -------------
HEALTH SERVICES--13.5%
  Tenet Healthcare Corp.+...................................      174,800     12,825,076
  UnitedHealth Group, Inc...................................      150,136     13,183,442
                                                                           -------------
                                                                              26,008,518
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
LEISURE & TOURISM--11.5%
  Four Seasons Hotels, Inc..................................       193,450    $   9,662,828
  MGM Mirage Inc.+..........................................       308,528       12,387,399
                                                                              -------------
                                                                                 22,050,227
                                                                              -------------
RETAIL--11.7%
  CVS Corp..................................................        81,400        2,725,272
  Gap, Inc..................................................       232,200        3,276,342
  Kroger Co.+...............................................       147,400        3,356,298
  Tiffany & Co..............................................       329,308       13,089,993
                                                                              -------------
                                                                                 22,447,905
                                                                              -------------
TELECOMMUNICATIONS--4.7%
  AT&T Corp.................................................       252,400        3,311,488
  Verizon Communications, Inc...............................       142,300        5,707,653
                                                                              -------------
                                                                                  9,019,141
                                                                              -------------
TOTAL INVESTMENT SECURITIES--97.2%
  (cost $168,440,045).......................................                    186,966,548
                                                                              -------------
SHORT-TERM SECURITIES--0.9%
  Federal National Mortgage Association Discount Notes 1.79%
    due 5/01/02
    (cost $1,600,000).......................................   $     1,600        1,600,000
                                                                              -------------
REPURCHASE AGREEMENT--6.4%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 4/30/02, to be repurchased
    5/01/02 in the amount of $12,360,291 and collateralized
    by $7,690,000 of United States Treasury Notes, bearing
    interest at 7.50%, due 2/15/05 and $3,740,000 of United
    States Treasury Notes, bearing interest at 5.75% due
    11/15/05 having an approximate aggregate value of
    $12,617,248
    (cost $12,360,000)......................................        12,360       12,360,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $182,400,045).......................................         104.5%     200,926,548
Liabilities in excess of other assets.......................          (4.5)      (8,666,281)
                                                               -----------    -------------
NET ASSETS                                                           100.0%   $ 192,260,267
                                                               ===========    =============

------------------
+ Non-income producing securities

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--95.1%
AUSTRALIA--6.1%
  News Corp., Ltd. (Information & Entertainment)............     137,500   $     898,533
  Pacific Dunlop, Ltd. (Industrial & Commercial)............     492,200       1,706,079
                                                                           -------------
                                                                               2,604,612
                                                                           -------------
BERMUDA--3.6%
  ACE, Ltd. (Finance).......................................      35,500       1,544,960
                                                                           -------------
CANADA--3.3%
  Encana Corp. (Energy).....................................      44,500       1,399,228
                                                                           -------------
FINLAND--4.9%
  Metso Oyj (Industrial & Commercial).......................     127,700       1,552,331
  Stora Enso Oyj (Materials)................................      44,000         559,035
                                                                           -------------
                                                                               2,111,366
                                                                           -------------
GERMANY--5.8%
  Linde AG (Industrial & Commercial)........................      24,000       1,172,386
  Pfeiffer Vacuum Technologies (Industrial & Commercial)....      36,800       1,325,462
                                                                           -------------
                                                                               2,497,848
                                                                           -------------
HONG KONG--6.6%
  CNOOC, Ltd. (Energy)......................................     615,000         816,157
  Giordano International, Ltd. (Consumer Discretionary).....   3,150,000       2,009,379
                                                                           -------------
                                                                               2,825,536
                                                                           -------------
ITALY--3.5%
  Ducati Motor Holding SPA (Consumer Discretionary)+........     835,800       1,490,140
                                                                           -------------
JAPAN--12.7%
  Advantest Corp. (Information Technology)..................      15,500       1,116,150
  Daiwa Securities Co., Ltd. (Finance)......................     230,000       1,577,439
  Nikon Corp. (Information & Entertainment).................     114,000       1,488,288
  Takeda Chemical Industries, Ltd. (Healthcare).............      29,000       1,268,771
                                                                           -------------
                                                                               5,450,648
                                                                           -------------
KOREA--2.9%
  SK Telecom Co. Ltd., ADR (Information Technology).........      58,200       1,244,898
                                                                           -------------
NETHERLANDS--2.9%
  STMicroelectronics NV (Information Technology)............      40,000       1,231,600
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
NORWAY--3.5%
  Norsk Hydro ASA (Industrial & Commercial).................        31,000    $   1,525,104
                                                                              -------------
SWEDEN--7.8%
  Autoliv AB (Consumer Discretionary).......................        57,000        1,265,743
  Skandinaviska Enskilda Banken, Class A (Finance)..........       218,500        2,091,570
                                                                              -------------
                                                                                  3,357,313
                                                                              -------------
SWITZERLAND--3.4%
  Syngenta AG (Materials)...................................        23,500        1,449,141
                                                                              -------------
UNITED KINGDOM--28.1%
  Berisford PLC (Industrial & Commercial)...................     1,108,800        1,485,872
  British Sky Broadcasting Group PLC (Information &
    Entertainment)..........................................       113,500        1,269,690
  Cordiant Commerce (Information & Entertainment)...........     1,198,000        1,614,132
  Diageo PLC (Consumer Discretionary).......................       204,000        2,707,005
  GlaxoSmithKline PLC (Healthcare)..........................        40,000          967,183
  Invensys PLC (Industrial & Commercial)....................       753,500        1,179,865
  Lloyds TSB Group PLC (Finance)............................       121,900        1,400,945
  Unilever PLC (Consumer Staples)...........................       155,000        1,417,854
                                                                              -------------
                                                                                 12,042,546
                                                                              -------------
TOTAL INVESTMENT SECURITIES--95.1%
  (cost $35,316,886)........................................                     40,774,940
                                                                              -------------
SHORT-TERM SECURITIES--5.3%
  American Express Credit Corp.
    1.73% due 5/07/02.......................................    $      549          548,842
  Federal National Mortgage Association Discount Notes
    1.79% due 5/01/02.......................................           683          683,000
  General Electric Capital Corp.
    1.77% due 5/02/02.......................................           384          383,981
  Household Finance Corp.
    1.80% due 5/02/02.......................................           641          640,968
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $2,256,791).........................................                      2,256,791
                                                                              -------------

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED) -- (CONTINUED)

COMMON STOCK (CONTINUED)
 UNITED KINGDOM (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.1%
  Agreement with State Street Bank & Trust Co., bearing
    interest at .85%, dated 4/30/02, to be repurchased
    5/01/02 in the amount of $492,012 and collateralized by
    $530,000 of United States Treasury Bonds, bearing
    interest at 5.25%, due 11/15/28 and having an
    approximate aggregate value of $506,404
    (cost $492,000).........................................    $      492    $     492,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $38,065,677)........................................         101.5%      43,523,731
Liabilities in excess of other assets                                 (1.5)        (646,944)
                                                                ----------    -------------
NET ASSETS                                                           100.0%   $  42,876,787
                                                                ==========    =============

------------------
+ Non income producing securities
ADR American Depository Receipt
(1) Allocation of investments by industry as a percentage of net assets as of April 30, 2002

  Industrial & Commercial.................    23.2%
  Consumer Discretionary..................    17.4%
  Finance.................................    15.4%
  Information & Entertainment.............    12.3%
  Information Technology..................     8.4%
  Energy..................................     5.2%
  Healthcare..............................     5.2%
  Materials...............................     4.7%
  Consumer Staples........................     3.3%
                                              ----
                                              95.1%
                                              ====

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Technology Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--LONG POSITIONS--89.5%
BUSINESS SERVICES--10.9%
  Affiliated Computer Services, Inc., Class A+..............      62,700   $   3,390,189
  First Data Corp.@.........................................      39,000       3,100,110
  I-Many, Inc.+.............................................     275,000       1,540,000
                                                                           -------------
                                                                               8,030,299
                                                                           -------------
COMMUNICATION EQUIPMENT--11.7%
  Anaren Microwave, Inc.+...................................     100,000       1,263,000
  Finisar Corp.+............................................     195,000       1,246,050
  QUALCOMM, Inc.+...........................................     101,100       3,049,176
  UT Starcom, Inc.+.........................................     123,890       3,035,305
                                                                           -------------
                                                                               8,593,531
                                                                           -------------
COMPUTERS & BUSINESS EQUIPMENT--4.3%
  Brocade Communications Systems, Inc.+.....................     123,170       3,151,920
                                                                           -------------
COMPUTER SOFTWARE--17.7%
  Business Objects SA ADR+..................................      96,300       3,242,421
  Cisco Systems, Inc.+......................................      97,080       1,422,222
  Embarcadero Technologies, Inc.+...........................     123,750       1,361,250
  J.D. Edwards & Co.+.......................................      90,000         999,000
  Micromuse, Inc.+..........................................     165,000       1,346,400
  Siebel Systems, Inc.+.....................................     109,500       2,648,805
  VERITAS Software Corp.+...................................      68,790       1,949,509
                                                                           -------------
                                                                              12,969,607
                                                                           -------------
DRUGS--4.3%
  IDEC Pharmaceuticals Corp.+...............................      58,000       3,187,100
                                                                           -------------
ELECTRONICS--23.9%
  Activision, Inc.+.........................................     110,000       3,462,800
  KLA-Tencor Corp.+.........................................      22,500       1,326,825
  Marvell Technology Group, Ltd.+...........................     157,600       5,673,600
  Rudolph Technologies, Inc.+...............................      35,250       1,075,125
  Taiwan Semiconductor Manufacturing Co., Ltd. ADR+.........     338,500       5,991,450
                                                                           -------------
                                                                              17,529,800
                                                                           -------------
INTERNET CONTENT--15.0%
  Check Point Software Technologies, Ltd.+..................      73,400       1,332,210
  eBay, Inc.+...............................................      62,500       3,318,750
  Yahoo, Inc+...............................................     221,200       3,264,912
  Yahoo Japan Corp.+........................................         135       3,089,798
                                                                           -------------
                                                                              11,005,670
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
INTERNET SOFTWARE--1.7%
  Ariba, Inc.+..............................................       340,000    $   1,275,000
                                                                              -------------
TOTAL COMMON STOCK--LONG POSITIONS--89.5%
  (cost $73,120,670)........................................                  65,742,927...
                                                                              -------------
REPURCHASE AGREEMENTS--10.3%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 4/30/02, to be repurchased
    5/01/02 in the amount of $1,809,043 and collateralized
    by $1,935,000 of United States Treasury Bonds, bearing
    interest at 5.25%, due 11/15/28 and having an
    approximate aggregate value of $1,848,854...............    $    1,809        1,809,000
  Agreement with State Street Bank & Trust Co., bearing
    interest at 1.75%, dated 4/30/02, to be repurchased
    5/01/02 in the amount of $509,025 and collateralized by
    $480,000 of United States Treasury Notes, bearing
    interest at 6.50%, due 10/15/06 and having an
    approximate aggregate value of $521,400.................           509          509,000
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 3)................................................         5,240        5,240,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENT
  (cost $7,558,000).........................................                      7,558,000
                                                                              -------------
TOTAL INVESTMENTS--99.8%
  (cost $80,678,670)........................................                     73,300,927
                                                                              -------------
COMMON STOCK--SHORT POSITIONS--2.7%
BUSINESS SERVICES
  CSG Systems International, Inc.+ (proceeds $2,731,515)....       (75,000)      (1,966,500)
                                                                              -------------
Other assets less liabilities...............................           2.9        2,166,304
                                                                ----------    -------------
NET ASSETS                                                           100.0%   $  73,500,731
                                                                ==========    =============

------------------
+ Non-income producing securities
ADR American Depository Receipt
@ The security or a portion thereof represents collateral for the securities sold short

See Notes to Financial Statements.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 (UNAUDITED)

NOTE 1. ORGANIZATION

SunAmerica Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. Commencing operations on November 1, 2001, the Focused International Portfolio was established and offers Class A, Class B, Class II, Class I, and Class Z shares. The Fund issues separate series of shares (each, a "Portfolio"). The assets of each Portfolio are normally allocated among at least three investment advisors (each, an "Advisor"), each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The investment objective for each of the Portfolios is as follows:

FOCUSED LARGE-CAP GROWTH PORTFOLIO (formerly Focused Growth Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by large-cap companies.

FOCUSED MULTI-CAP GROWTH PORTFOLIO (formerly Multi-Cap Growth Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by companies of any market capitalization.

FOCUSED 2000 GROWTH PORTFOLIO (formerly Small-Cap Growth Portfolio) seeks long-term growth of capital through active trading of equity securities similar to those contained in the Portfolio's Benchmark Index.

FOCUSED LARGE-CAP VALUE PORTFOLIO (formerly Large-Cap Value Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by large-cap companies.

FOCUSED MULTI-CAP VALUE PORTFOLIO (formerly Focused Value Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.

FOCUSED 2000 VALUE PORTFOLIO (formerly Small-Cap Value Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by small-cap companies.

FOCUSED GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the advisers believe have elements of growth and value, issued by large-cap companies. Each adviser may emphasize either a growth orientation or a value orientation at any particular time.

FOCUSED INTERNATIONAL EQUITY PORTFOLIO (formerly Focused International Portfolio) seeks long-term growth of capital through active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located throughout the world and selected without regard to market capitalization at the time of purchase.

FOCUSED TECHNOLOGY PORTFOLIO (formerly Focused TechNet Portfolio) seeks long-term growth of capital through active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that the advisers believe will benefit significantly from technological advances or improvements, without regard to market capitalization.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares--           Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of
                           $1,000,000 will be subject to a contingent deferred sales
                           charge on redemptions made within two years of purchase.
Class B shares--           Offered at net asset value per share without an initial
                           sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to
                           Class A shares on the first business day of the month after eight years from the issuance of such shares and at such
                           time will be subject to the lower distribution fee
                           applicable to Class A shares.
Class II shares--          Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first eighteen months of the date of purchase are subject to a contingent deferred sales charge.
Class I shares--           Offered at net asset value per share exclusively for sale to certain institutions and to the SunAmerica Aggressive
                           Growth, Moderate Growth, and Conservative Growth LifeStage
                           Funds, which are funds-of-funds.
Class Z shares--           Offered at net asset value per share exclusively for sale to
                           SunAmerica affiliated companies retirement plans.
Class X Shares--           Offered at net asset value per share exclusively to certain group plans.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution payments applicable to Class I and no distribution or service fee payments applicable to Class Z. Effective December 1, 2000, the sales of Class C shares in the Focused Large-Cap Growth and Focused Technology portfolios were suspended and the existing
Class C shares of each of the portfolios were re-designated into Class II shares.

NOTE 2. FUND MERGERS

Pursuant to a plan of reorganization approved by shareholders of the North American Funds on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Fund. In this reorganization, consummated on November 16, 2001, the SunAmerica Small-Cap Growth Fund, a newly created portfolio of the SunAmerica Mutual Funds, acquired all of the assets and liabilities of the North American Small-Cap Growth Fund. In conjunction with the reorganization, the SunAmerica Small-Cap Growth Fund is the surviving entity. Subsequent to the acquisition, the SunAmerica Small-Cap Growth Fund was renamed the SunAmerica Focused 2000 Growth Fund.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of April 30, 2002, the following funds have a percentage of an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co:

                                                              PERCENTAGE    PRINCIPLE
                                                               INTEREST      AMOUNT
                                                              ----------   -----------
Focused Multi-Cap Growth....................................      5.26%    $13,956,000
Focused Technology..........................................      1.97       5,240,000

As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

State Street Bank & Trust Co. Repurchase Agreement, 1.75% dated 4/30/02, in the principal amount of $265,450,000, repurchase price $265,462,904 due 5/01/02, collateralized by the following:

                                                          INTEREST   MATURITY    PRINCIPAL
                   TYPE OF COLLATERAL                       RATE       DATE       AMOUNT      MARKET VALUE
--------------------------------------------------------  --------   --------   -----------   -------------
U.S. Treasury Bonds.....................................    1.64%    6/06/02    $49,060,000   $ 48,961,880
U. S. Treasury Notes....................................    3.38     4/30/04     15,765,000     15,804,413
U. S. Treasury Notes....................................    6.00     8/15/09     91,100,000     97,932,500
U. S. Treasury Notes....................................    7.25     5/15/04     97,270,000    108,091,289

In addition, as of April 30, 2002, there were two separate UBS Warburg LLC joint repurchase agreements. Focused Mulit-Cap Growth had a 6.50% undivided interest which represented $13,000,000 in principal amount in one of the UBS Warburg LLC joint repurchase agreements. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

UBS Warburg LLC Repurchase Agreement, 1.87% dated 4/30/02, in the principal amount of $200,000,000, repurchase price $200,010,389 due 5/01/02, collateralized by the following:

                                                        INTEREST   MATURITY
                  TYPE OF COLLATERAL                      RATE       DATE     PRINCIPAL AMOUNT   MARKET VALUE
------------------------------------------------------  --------   --------   ----------------   -------------
U.S. Treasury Notes...................................    6.25%    8/15/23      $100,000,000     $110,712,500
U.S. Treasury Notes...................................    6.50     11/15/26       43,772,000       48,690,879
U.S. Treasury Notes...................................    5.25     11/15/28       50,000,000       45,231,250

As of April 30, 2002, Focused Large-Cap Value had a 9.0% undivided interest which represented $1,525,000 in principal amount in the second joint repurchase agreement with UBS Warburg LLC. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

UBS Warburg LLC Repurchase Agreement 1.87% dated 4/30/02, in the principal amount of $168,695,000, repurchase price of $168,703,763 due 5/01/02, collateralized by $134,561,000 U.S. Treasury Notes 8.13% due 8/15/19, approximate aggregate value $172,124,656.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for both book and federal income tax purposes.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

For the year ended October 31, 2001, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                           ACCUMULATED     ACCUMULATED
                                          UNDISTRIBUTED   UNDISTRIBUTED        PAID
                                           NET REALIZED   NET INVESTMENT        IN
                                            GAIN/LOSS      INCOME/LOSS       CAPITAL
                                          --------------  --------------  --------------
Focused Large-Cap Growth Portfolio......          9,997      17,972,914     (17,982,911)
Focused Multi-Cap Growth Portfolio......  $     439,824   $   3,848,514   $  (4,288,338)
Focused Large-Cap Value Portfolio.......          7,770         605,478        (613,248)
Focused Multi-Cap Value Portfolio.......     (1,273,366)      1,273,366              --
Focused 2000 Value Portfolio............       (472,759)        473,008            (249)
Focused Growth and Income Portfolio.....          6,430       1,452,169      (1,458,599)
Focused Technology Portfolio............       (301,626)      2,127,462      (1,825,836)

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the

[AIG SUNAMERICA MUTUAL FUNDS LOGO]
amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

For the period ended April 30, 2002, transactions in written option contracts were as follows:

                                                                FOCUSED TECHNOLOGY
                                                                     PORTFOLIO
                                                              -----------------------
                                                               CONTRACTS     AMOUNT
                                                              -----------   ---------
Written option contracts as of 10/31/01.....................      --        $  --
Options written during the period...........................         (812)   (637,203)
Written options closed during the period....................          812     438,507
Net realized gain on written options closed.................      --          198,696
                                                              -----------   ---------
Written option contracts as of 3/31/02......................      --        $  --
                                                              ===========   =========

SHORT SALES: The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium,

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]
which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

ORGANIZATIONAL EXPENSES: Expenses incurred by SunAmerica in connection with the organization of each Portfolio, excluding the Focused Technology and Focused Multi-Cap Value Portfolios are being amortized on a straight line basis over a period not to exceed 60 months from the date the Portfolio commenced operations. Effective June 30, 1998, any organizational expenses will be expensed as incurred.

NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Focused Multi-Cap Growth, Focused 2000 Growth, Focused Large-Cap Value, Focused 2000 Value, Focused Growth and Income and Focused Multi-Cap Value Portfolios, respectively; 0.85% of the average daily net assets of the Focused Large-Cap Growth Portfolio; and 1.25% of the average daily net assets of the Focused Technology Portfolio and the International Equity Portfolio. Prior to November 16, 2001, American General Asset Management ("AGAM") was the advisor for the Focused 2000 Growth Portfolio. The annual investment advisory and management fee percentages payable to AGAM prior to November 16, 2001 was 0.95% of the average daily net assets. For the period ended April 30, 2002, expenses were reimbursed as follows:

                                                              SUNAMERICA     AGAM
                                                              ----------   --------
Focused 2000 Growth Class A.................................    $18,390     $1,083
Focused 2000 Growth Class B.................................     33,018     2,293
Focused 2000 Growth Class II................................     12,366       661
Focused 2000 Growth Class I.................................     17,972     1,530

The organizations described below act as Advisors to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisors manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisors is independent of SunAmerica (with the exception of the Focused Multi-Cap Growth and Focused Technology for which SunAmerica acts as an Advisor) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisors' fees.

Effective April 16, 2002, there were several Advisor changes. Deutsche Asset Management, Inc. replaced Credit Suisse Asset Management, LLC as one of the advisors for the Focused 2000 Growth Portfolio. Dreman Value

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Management, LLC and Harris Associates L.P. replaced Thornburg Investment Management, Inc. and Davis Selected Advisors LP for the Focused Large-Cap Value Portfolio. For the Focused 2000 Value Portfolio, Boston Partners Asset Management L.P. was added, replacing Lazard Asset Management. Finally, Thornburg Investment Management, Inc. replaced SunAmerica, for the Focused Growth and Income Portfolio.

Focused Large-Cap Growth Portfolio
      Fred Alger Management, Inc.
      Jennison Associates LLC
      Marsico Capital Management LLC

Focused Multi-Cap Growth Portfolio
      Credit Suisse Asset Management, LLC
      Janus Capital Management LLC
      SunAmerica

Focused 2000 Growth Portfolio
      Baron Capital Management, Inc.
      Deutsche Asset Management, Inc.
      Oberweis Asset Management, Inc.

Focused Large-Cap Value Portfolio
      Dreman Value Management, LLC
      Harris Associates L.P.
      Wellington Management Company, LLP

Focused Multi-Cap Value Portfolio
      American Century Investment Management, Inc.
      EQSF Advisers, Inc.
      Thornburg Investment Management, Inc.

Focused 2000 Value Portfolio
      Berger Financial Group LLC
      EQSF Advisers, Inc.
      Boston Partners Asset Management L.P.

Focused Growth and Income Portfolio
      Thornburg Investment Management, Inc.
      Marsico Capital Management, LLC
      Harris Associates LP

Focused International Equity Portfolio
      Massachusetts Financial Services Company
      Harris Associates L.P.
      State Street Research and Management Company

Focused Technology Portfolio
      Dresdner RCM Global Investors LLC
      SunAmerica
      Van Wagoner Capital Management, Inc.

Each Advisor is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Advisor. For the six months ended April 30, 2002, SunAmerica paid the Advisors for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Focused Large-Cap Growth, 0.40%; Focused Multi-Cap Growth Portfolio, 0.36%; Focused 2000 Growth Portfolio, 0.50%; Focused Large-Cap Value Portfolio, 0.43%; Focused Multi-Cap Value Portfolio, 0.48%; Focused 2000 Value Portfolio, 0.52%; Focused Growth and Income Portfolio, 0.32%; Focused International Equity Portfolio, 0.55%; and Focused Technology Portfolio, 0.39%.

SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets:

                                                       CLASS A    CLASS B    CLASS II   CLASS I    CLASS Z    CLASS X
                                                       --------   --------   --------   --------   --------   --------
Focused Multi-Cap Growth Portfolio...................   1.78%        2.43%    2.43%         --      1.21%         --
Focused 2000 Growth Portfolio........................   1.78%        2.43%    2.43%      1.68%         --         --
Focused Large-Cap Value Portfolio....................   1.78%        2.43%    2.43%         --      1.21%         --
Focused Multi-Cap Value Portfolio....................   1.55%        2.20%    2.20%      1.45%         --         --
Focused 2000 Value Portfolio.........................   1.78%        2.43%    2.43%         --      1.21%         --
Focused Growth & Income Portfolio....................   1.45%        2.10%    2.10%         --      0.88%      1.20%
Focused International Equity Portfolio...............   1.95%        2.60%    2.60%         --         --         --
Focused Technology Portfolio.........................   1.97%        2.62%    2.62%         --      1.40%         --

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

At April 30, 2002, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                                           MANAGEMENT
                                              FEES
                                           REIMBURSED
                                         --------------
Focused 2000 Growth.....................        19,978
Focused Large-Cap Value.................        42,406
Focused Multi-Cap Value.................       121,088
Focused 2000 Value......................        59,889
                                           MANAGEMENT
                                              FEES
                                           REIMBURSED
                                         --------------
Focused Growth and Income                $     692,739
Focused International Equity                    59,611
Focused Technology                             254,910

                                             OTHER
                                            EXPENSES
                                           REIMBURSED
                                         --------------
Focused Multi-Cap Growth Class A........ $      90,243
Focused Multi-Cap Growth Class B........        55,583
Focused Multi-Cap Growth Class II.......        51,563
Focused Multi-Cap Growth Class Z........        56,456
Focused 2000 Growth Class A.............        13,269
Focused 2000 Growth Class B.............        23,877
Focused 2000 Growth Class II............         9,881
Focused 2000 Growth Class I.............        12,293
Focused Large-Cap Value Class A.........        45,875
Focused Large-Cap Value Class B.........        48,617
Focused Large-Cap Value Class II........        51,674
Focused Large-Cap Value Class Z.........        57,990
Focused Multi-Cap Value Class A.........       308,593
Focused Multi-Cap Value Class B.........       391,040
Focused Multi-Cap Value Class II........       459,510
Focused Multi-Cap Value Class I.........        31,164
Focused 2000 Value A....................        37,404
Focused 2000 Value B....................        36,115
Focused 2000 Value II...................        39,403
Focused 2000 Value Z....................        55,450
                                             OTHER
                                            EXPENSES
                                           REIMBURSED
                                         --------------
Focused Growth and Income Class A.......       153,194
Focused Growth and Income Class B.......       201,109
Focused Growth and Income Class II......       175,912
Focused Growth and Income Class Z.......        54,316
Focused Growth and Income Class X.......           128
Focused International Equity Class A....        78,037
Focused International Equity Class B....        10,656
Focused International Equity
 Class II...............................        13,346
Focused Technology Class A..............       160,339
Focused Technology Class B..............       112,600
Focused Technology Class II.............       145,111
Focused Technology Class Z..............        51,093

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

For the six months ended April 30, 2002, the amounts repaid to the Advisor are as follows:

                                              AMOUNT
                                             RECOUPED
                                          --------------
Focused 2000 Value A....................  $         427
Focused 2000 Value B....................          1,124

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", and
"Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended April 30, 2002, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class II shares. SACS has advised the Portfolios that for the six months ended April 30, 2002 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                     CLASS A                                 CLASS B
                                          --------------------------------------------------------------  --------------
                                                                                            CONTINGENT      CONTINGENT
                                                            AFFILIATED    NON-AFFILIATED     DEFERRED        DEFERRED
                                          SALES CHARGES   BROKER-DEALERS  BROKER-DEALERS  SALES CHARGES   SALES CHARGES
                                          --------------  --------------  --------------  --------------  --------------
Focused Large-Cap Growth Portfolio......  $   1,365,808   $     288,411   $     863,512   $          32   $     799,442
Focused Multi-Cap Growth Portfolio......        186,063         114,790          46,966              --         131,191
Focused 2000 Growth Portfolio...........         66,576          24,896          31,127              --          13,069
Focused Large-Cap Value Portfolio.......         82,950          49,549          20,883              --          78,832
Focused Multi-Cap Value Portfolio.......      1,382,198         442,003         765,467              --         588,179
Focused 2000 Value Portfolio............        325,207         120,880         158,224              --          53,526
Focused Growth and Income Portfolio.....        289,847          70,290         178,197              --         127,309
Focused International Equity Portfolio..         33,649          17,056          11,334              --          28,451
Focused Technology Portfolio............        149,769          38,138          90,012              --          56,987

                                                                     CLASS II
                                          --------------------------------------------------------------
                                                                                            CONTINGENT
                                                            AFFILIATED    NON-AFFILIATED     DEFERRED
                                          SALES CHARGES   BROKER-DEALERS  BROKER-DEALERS  SALES CHARGES
                                          --------------  --------------  --------------  --------------
Focused Large-Cap Growth Portfolio......  $     622,542   $      87,123   $     535,419   $      81,258
Focused Multi-Cap Growth Portfolio......         12,803           5,143           7,660           3,621
Focused 2000 Growth Portfolio...........         27,739           5,598          22,141             261
Focused Large-Cap Value Portfolio.......         20,199           4,916          15,283           8,455
Focused Multi-Cap Value Portfolio.......        606,544          98,671         507,873          73,947
Focused 2000 Value Portfolio............        103,087          25,918          77,169           5,512
Focused Growth and Income Portfolio.....         97,740          14,922          82,818          14,516
Focused International Equity
  Portfolio.............................         26,246           7,461          18,785           4,279
Focused Technology Portfolio............         41,372           6,257          35,115          13,530

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica, Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the six months ended April 30, 2002 the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                           PAYABLE AT
                                               EXPENSE                                   APRIL 30, 2002
                       -------------------------------------------------------   -------------------------------
                        CLASS A     CLASS B    CLASS II    CLASS I    CLASS X    CLASS A    CLASS B    CLASS II
                       ---------   ---------   ---------   --------   --------   --------   --------   ---------
Focused Large-Cap
  Growth Portfolio...  $349,450    $572,285    $647,780    $    --      $ --     $58,971    $95,175    $107,734
Focused Multi-Cap
  Growth Portfolio...    88,533     129,077      39,454         --        --      14,191     20,646       6,291
Focused 2000 Growth
  Portfolio..........     5,854      12,786       3,304      6,689        --       1,346      2,533         980
Focused Large-Cap
  Value Portfolio....    28,110      41,849      29,731         --        --       4,683      6,642       4,847
Focused Multi-Cap
  Value Portfolio....   180,339     246,498     281,248     13,698        --      32,835     43,867      51,381
Focused 2000 Value
  Portfolio..........    44,538      51,087      35,823         --        --       9,476     10,208       7,482
Focused Growth and
  Income Portfolio...    49,900      76,036      64,169         --       137       9,025     13,572      11,332
Focused International
  Equity Portfolio...    35,245       2,028       3,119         --        --       6,001        670         902
Focused Technology
  Portfolio..........    35,278      26,432      33,993         --        --       5,223      3,975       5,006

                           PAYABLE AT
                         APRIL 30, 2002
                       -------------------
                       CLASS I    CLASS X
                       --------   --------
Focused Large-Cap
  Growth Portfolio...   $   --      $ --
Focused Multi-Cap
  Growth Portfolio...       --        --
Focused 2000 Growth
  Portfolio..........    1,240        --
Focused Large-Cap
  Value Portfolio....       --        --
Focused Multi-Cap
  Value Portfolio....    2,631        --
Focused 2000 Value
  Portfolio..........       --        --
Focused Growth and
  Income Portfolio...       --       130
Focused International
  Equity Portfolio...       --        --
Focused Technology
  Portfolio..........       --        --

At April 30, 2002, SAAMCo owned 5%, 18%, 7% and 85% of the outstanding shares of Focused 2000 Value Portfolio Class A, Focused Growth & Income Portfolio
Class Z, Focused Growth and Income Portfolio Class X and International Equity Portfolio Class A, respectively. VALIC, an indirect wholly owned subsidiary of AIG, owned 15%, 5% and 35% of the outstanding shares of Focused 2000 Growth Portfolio Class A, Class B and Class I, respectively. Moderate Growth Lifestage Fund, Aggressive Growth Lifestage Fund and Conservative Growth Lifestage Fund owned 41%, 39% and 20%, respectively, of the outstanding shares of Focused Multi-Cap Value Portfolio Class I shares.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended April 30, 2002 were as follows:

                                                             FOCUSED MULTI-                    FOCUSED LARGE-  FOCUSED MULTI-
                                          FOCUSED LARGE-CAP    CAP GROWTH      FOCUSED 2000      CAP VALUE       CAP VALUE
                                          GROWTH PORTFOLIO     PORTFOLIO     GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO
                                          -----------------  --------------  ----------------  --------------  --------------
Purchases (excluding U.S. government
 securities)............................   $1,061,500,348    $  87,647,664     $  42,860,324   $  78,806,650   $ 583,933,144
Sales (excluding U.S. government
 securities)............................    1,279,673,193       95,394,155        40,048,808      98,197,576     432,990,409
Purchases of U.S. government
 securities.............................               --               --                --       7,417,740              --
Sales of U.S. government securities.....               --               --                --         186,982              --

                                                           FOCUSED GROWTH      FOCUSED
                                           FOCUSED 2000      AND INCOME     INTERNATIONAL    FOCUSED TECHNOLOGY
                                          VALUE PORTFOLIO    PORTFOLIO     EQUITY PORTFOLIO      PORTFOLIO
                                          ---------------  --------------  ----------------  ------------------
Purchases (excluding U.S. government
 securities)............................   $ 141,608,186   $ 217,139,838     $  48,950,107      $ 118,436,153
Sales (excluding U.S. government
 securities)............................     106,455,219     180,694,140        50,874,547        113,072,198
Purchases of U.S. government
 securities.............................              --              --                --                 --
Sales of U.S. government securities.....              --       3,819,208                --                 --

NOTE 6. TRANSACTIONS WITH AFFILIATES

The following Portfolios incurred brokerage commissions with affiliated brokers:

                                                                                 FOCUSED
                                              FOCUSED            FOCUSED          2000          FOCUSED           FOCUSED
                                             LARGE-CAP          MULTI-CAP        GROWTH        LARGE-CAP         GROWTH AND
                                          GROWTH PORTFOLIO   GROWTH PORTFOLIO   PORTFOLIO   VALUE PORTFOLIO   INCOME PORTFOLIO
                                          ----------------   ----------------   ---------   ---------------   ----------------
Banc of America Securities LLC..........    $ 24,335,614       $        --      $             $                 $ 5,591,944
Credit Suisse First Boston Corp.........              --        11,756,192            --               --                --
Deutsche Bank Securities, Inc...........              --                --       314,029               --                --
Fred Alger Co., Inc.....................     363,198,618                --            --               --                --
Harris Associates Securities............              --                --            --        4,100,891        24,054,980
Prudential Securities, Inc..............      34,195,000                --            --               --                --

As disclosed in the investment portfolio, certain Portfolios own securities issued by American International Group, Inc. ("AIG") or an affiliate thereof. For the six months ended April 30, 2002, the Fund recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                                  REALIZED
                 FUND                                   SECURITY                  GAIN/LOSS    INCOME
---------------------------------------  ---------------------------------------  ---------   --------
Focused Large-Cap Value Portfolio        Transatlantic Holdings, Inc.             $ 242,299   $ 1,555

NOTE 7. PORTFOLIO SECURITIES

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provisions are required.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                       FOCUSED MULTI-                      FOCUSED LARGE-   FOCUSED MULTI-
                                   FOCUSED LARGE-CAP     CAP GROWTH       FOCUSED 2000       CAP VALUE        CAP VALUE
                                   GROWTH PORTFOLIO      PORTFOLIO      GROWTH PORTFOLIO     PORTFOLIO        PORTFOLIO
                                   -----------------   --------------   ----------------   --------------   --------------
Cost.............................   $1,395,309,223      $251,758,516       $38,102,660      $91,629,752      $730,178,056
                                    ==============      ============       ===========      ===========      ============
Appreciation.....................   $  125,830,917      $ 10,445,925       $ 2,092,661      $ 1,173,025      $ 46,388,549
Depreciation.....................      (52,293,911)       (2,976,378)         (989,623)      (2,809,590)      (53,576,603)
                                    --------------      ------------       -----------      -----------      ------------
Net unrealized appreciation
 (depreciation)..................   $   73,537,006      $  7,469,547       $ 1,103,038      $(1,636,565)     $ (7,188,054)
                                    ==============      ============       ===========      ===========      ============

                                                    FOCUSED GROWTH      FOCUSED          FOCUSED
                                FOCUSED 2000 VALUE    AND INCOME     INTERNATIONAL      TECHNOLOGY
                                    PORTFOLIO         PORTFOLIO     EQUITY PORTFOLIO    PORTFOLIO
                                ------------------  --------------  ----------------  --------------
Cost..........................    $  151,700,973    $ 182,400,045     $  38,065,677   $  77,947,155
                                  ==============    =============     =============   =============
Appreciation..................         8,322,655       24,313,025         5,773,627       4,213,964
Depreciation..................    $   (4,990,439)   $  (5,786,522)    $    (315,573)  $ (10,826,687)
                                  --------------    -------------     -------------   -------------
Net unrealized appreciation
 (depreciation)...............    $    3,332,216    $  18,526,503     $   5,458,054   $  (6,612,723)
                                  ==============    =============     =============   =============

At October 31, 2001, Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio and Focused Technology Portfolio had capital loss a carryforwards of $437,497,017 $87,198,254, $180,140, $54,561,148, $24,223,622 and $185,754,449, respectively, which were available to the extent provided in regulations and which will expire 2009.

Focused 2000 Value Portfolio utilized capital loss carryforwards of $34,178 to offset net taxable gains realized and recognized in the year ended October 31, 2001.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 8. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each class of each series were as follows:

                                                            FOCUSED LARGE-CAP GROWTH PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   5,868,806  $ 92,558,175    8,748,771  $ 152,834,136   4,307,950  $ 66,483,519   9,542,362  $ 163,508,090
Reinvested dividends...          --            --      512,453      9,953,898          --            --     810,676     15,475,803
Shares redeemed........  (4,320,126)  (68,000,497)  (8,508,792)  (145,803,741) (2,993,891)  (45,963,396) (7,429,382)  (123,002,959)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase...........   1,548,680  $ 24,557,678      752,432  $  16,984,293   1,314,059  $ 20,520,123   2,923,656  $  55,980,934
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   5,334,663  $ 82,185,630   10,137,219  $ 178,867,376     101,100  $  1,608,654     191,966  $   3,315,540
Reinvested dividends...          --            --    1,106,970     21,135,764          --            --      16,607        324,838
Shares redeemed........  (4,297,636)  (66,178,352) (10,654,853)  (186,387,526)    (94,042)   (1,489,405)   (156,227)    (2,811,823)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase...........   1,037,027  $ 16,007,278      589,336  $  13,615,614       7,058  $    119,249      52,346  $     828,555
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                                            FOCUSED MULTI-CAP GROWTH PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............     857,838  $ 13,600,484    4,305,315  $  91,581,505     376,598  $  5,751,042   1,246,272  $  24,674,915
Reinvested dividends...          --            --      974,185     21,919,220          --            --   1,500,020     32,543,379
Shares redeemed........  (1,165,374)  (18,457,458)  (5,277,069)  (109,696,197)   (888,827)  (13,560,949) (1,963,628)   (35,449,107)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............    (307,536) $ (4,856,974)       2,431  $   3,804,528    (512,229) $ (7,809,907)    782,664  $  21,769,187
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............     352,451  $  5,391,726      652,968  $  13,043,497      39,589  $    651,951      59,004  $   1,290,630
Reinvested dividends...          --            --      471,279     10,226,742          --            --      22,318        512,871
Shares redeemed........    (512,291)   (7,785,603)  (1,057,629)   (19,907,792)    (60,266)     (980,421)    (70,435)    (1,453,889)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............    (159,840) $ (2,393,877)      66,618  $   3,362,447     (20,677) $   (328,470)     10,887  $     349,612
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                               FOCUSED 2000 GROWTH PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002        OCTOBER 31, 2001@         ENDED APRIL 30, 2002        OCTOBER 31, 2001@
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............     303,147  $  3,835,126      151,712  $   2,124,777     220,834  $  3,087,035     319,617  $   4,315,621
Reinvested dividends...          --            --          240          3,455          --            --         475          5,965
Shares redeemed........     (56,309)     (739,474)    (151,919)    (1,988,864)    (44,069)     (557,510)   (182,094)    (2,326,355)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase...........     246,838  $  3,095,652           33  $     139,368     176,765  $  2,529,525     137,998  $   1,995,231
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS I
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002        OCTOBER 31, 2001@         ENDED APRIL 30, 2002        OCTOBER 31, 2001@
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............     339,645  $  4,321,221       70,469  $     975,924      49,798  $    655,338     849,575  $  11,407,459
Reinvested dividends...          --            --           79          1,173          --            --         344          5,329
Shares redeemed........     (37,443)     (468,835)     (78,530)    (1,034,399)   (519,601)   (6,765,492)   (664,143)    (9,226,261)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............     302,202  $  3,852,386       (7,982) $     (57,302)   (469,803) $ (6,110,154)    185,776  $   2,186,527
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                                             FOCUSED LARGE-CAP VALUE PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............     381,750  $  5,354,119    1,338,429  $  20,030,192     257,330  $  3,509,712   1,317,473  $  19,157,745
Reinvested dividends...          --            --       58,065        859,350          --            --      82,356      1,203,227
Shares redeemed........    (263,083)   (3,670,850)    (845,257)   (12,495,547)   (392,642)   (5,371,321)   (744,638)   (10,539,724)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............     118,667  $  1,683,269      551,237  $   8,393,995    (135,312) $ (1,861,609)    655,191  $   9,821,248
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............     269,998  $  3,698,959    1,197,542  $  17,386,111      35,499  $    512,390      49,186  $     746,353
Reinvested dividends...          --            --       50,194        733,840          --            --       3,541         52,900
Shares redeemed........    (267,798)   (3,629,137)    (581,309)    (8,269,541)    (48,098)     (696,241)    (30,013)      (457,258)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............       2,200  $     69,822      666,427  $   9,850,410     (12,599) $   (183,851)     22,714  $     341,995
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

@ See Note 2

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                             FOCUSED MULTI-CAP VALUE PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   3,713,732  $ 64,797,925    7,561,322  $ 131,977,823   4,265,452  $ 73,356,725  11,127,016  $ 193,085,278
Reinvested dividends...     214,502     3,710,877      113,001      1,847,562     299,743     5,113,614      97,386      1,581,556
Shares redeemed........  (1,392,644)  (24,179,116)  (2,020,490)   (34,898,397) (1,762,453)  (30,024,606) (1,735,977)   (29,269,289)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase...........   2,535,590  $ 44,329,686    5,653,833  $  98,926,988   2,802,742  $ 48,445,733   9,488,425  $ 165,397,545
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                CLASS I
                         ----------------------------------------------------  ------------------------
                                                                                    FOR THE PERIOD
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         NOVEMBER 16, 2001*
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001        THROUGH APRIL 30, 2002
                         ------------------------  --------------------------  ------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------
Shares sold............   4,945,650  $ 84,995,338    9,737,667  $ 168,752,030   1,001,039  $ 17,613,716
Reinvested dividends...     364,366     6,212,435      208,958      3,391,386      23,142       400,129
Shares redeemed........  (1,261,164)  (21,604,006)  (1,548,188)   (26,183,888)   (162,709)   (2,833,249)
                         ----------  ------------  -----------  -------------  ----------  ------------
Net increase              4,048,852  $ 69,603,767    8,398,437  $ 145,959,528     861,472  $ 15,180,596
                         ==========  ============  ===========  =============  ==========  ============

                                                               FOCUSED 2000 VALUE PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   1,929,353  $ 32,675,184    3,715,284  $  57,180,514   1,204,004  $ 19,793,280   1,218,960  $  18,827,320
Reinvested dividends...     126,055     2,018,137           --             --     163,380     2,540,561          --             --
Shares redeemed........    (763,304)  (12,727,296)  (3,035,569)   (45,312,938)   (359,797)   (5,843,331)   (418,473)    (6,369,713)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase...........   1,292,104  $ 21,966,025      679,715  $  11,867,576   1,007,587  $ 16,490,510     800,487  $  12,457,607
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............     956,235  $ 15,739,038    1,014,557  $  15,660,668      56,135  $    969,943     146,875  $   2,440,302
Reinvested dividends...     107,145     1,667,191           --             --       7,181       117,467          --             --
Shares redeemed........    (211,916)   (3,444,524)    (213,639)    (3,250,832)    (47,390)     (817,879)    (73,152)    (1,140,143)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase...........     851,464  $ 13,961,705      800,918  $  12,409,836      15,926  $    269,531      73,723  $   1,300,159
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

* Inception of the class

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                            FOCUSED GROWTH AND INCOME PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   1,174,573  $ 16,365,073    1,376,684  $  21,794,151   1,208,286  $ 16,406,138   1,657,141  $  25,443,701
Reinvested dividends...          --            --       78,288      1,354,235          --            --     106,935      1,810,406
Shares redeemed........    (620,689)   (8,624,997)  (1,583,455)   (23,571,371)   (528,195)   (7,147,369) (1,357,260)   (20,152,600)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............     553,884  $  7,740,076     (128,483) $    (422,985)    680,091  $  9,258,769     406,816  $   7,101,507
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   1,187,049  $ 16,153,451    1,620,605  $  25,458,310      15,234  $    216,540     107,935  $   1,865,780
Reinvested dividends...          --            --       98,645      1,669,073          --            --       1,032         17,872
Shares redeemed........    (642,523)   (8,701,359)  (1,333,781)   (19,861,316)    (26,536)     (371,596)    (78,377)    (1,323,213)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............     544,526  $  7,452,092      385,469  $   7,266,067     (11,302) $   (155,056)     30,590  $     560,439
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                 CLASS X
                         ------------------------
                              FOR THE PERIOD
                             MARCH 19, 2002*
                          THROUGH APRIL 30, 2002
                         ------------------------
                           SHARES       AMOUNT
                         ----------  ------------
Shares sold............     101,806  $  1,465,348
Reinvested dividends...          --            --
Shares redeemed........        (265)       (3,830)
                         ----------  ------------
Net increase...........     101,541  $  1,461,518
                         ==========  ============

                                             FOCUSED INTERNATIONAL EQUITY PORTFOLIO
                         ------------------------------------------------------------------------------
                                 CLASS A                    CLASS B                    CLASS II
                         ------------------------  --------------------------  ------------------------
                              FOR THE PERIOD             FOR THE PERIOD             FOR THE PERIOD
                            NOVEMBER 1, 2001*          NOVEMBER 1, 2001*          NOVEMBER 1, 2001*
                          THROUGH APRIL 30, 2002     THROUGH APRIL 30, 2002     THROUGH APRIL 30, 2002
                         ------------------------  --------------------------  ------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------
Shares sold............   2,901,963  $ 36,766,970      290,132  $   3,970,336     383,830  $  5,212,097
Reinvested dividends...          --            --           --             --          --            --
Shares redeemed........    (628,520)   (8,539,286)      (5,135)       (72,330)    (15,296)     (213,800)
                         ----------  ------------  -----------  -------------  ----------  ------------
Net increase...........   2,273,443  $ 28,227,684      284,997  $   3,898,006     368,534  $  4,998,297
                         ==========  ============  ===========  =============  ==========  ============

* Inception of the class

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                               FOCUSED TECHNOLOGY PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   1,428,925  $  6,505,009    4,923,161  $  41,849,477   1,171,312  $  5,272,093   2,901,326  $  24,515,002
Reinvested dividends...          --            --           --             --          --            --          --             --
Shares redeemed........  (1,456,951)   (6,693,953)  (3,513,600)   (25,446,944)   (947,499)   (4,172,904) (2,169,282)   (15,533,738)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............     (28,026) $   (188,944)   1,409,561  $  16,402,533     223,813  $  1,099,189     732,044  $   8,981,264
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE SIX MONTHS         FOR THE YEAR ENDED         FOR THE SIX MONTHS        FOR THE YEAR ENDED
                           ENDED APRIL 30, 2002         OCTOBER 31, 2001         ENDED APRIL 30, 2002        OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   1,216,194  $  5,515,740    3,647,668  $  32,073,723     200,035  $    853,793     261,583  $   2,090,476
Reinvested dividends...          --            --          244          1,588          --            --          --             --
Shares redeemed........  (1,225,501)   (5,546,164)  (2,401,335)   (18,230,623)   (195,031)     (820,429)   (138,213)    (1,102,622)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............      (9,307) $    (30,424)   1,246,577  $  13,844,688       5,004  $     33,364     123,370  $     987,854
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 10. DIRECTORS' RETIREMENT PLAN

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director"), retires after reaching age 60 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An eligible director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%. As of April 30, 2002, Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio, Focused 2000 Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused 2000 Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio, and Focused Technology Portfolio had accrued $60,000, $23,723, $156, $5,423, $7,875, $5,116, $8,725, $201, and $4,178, respectively, for the
Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of April 30, 2002 expensed $13,813, $2,662, $156, $810, $4,293, $849, $1,665, $201, and $1,184, respectively, for the Retirement
Plan, which is included in Directors' fees and expenses on the Statement of Operations.

NOTE 11. COMMITMENTS AND CONTINGENCIES

The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the $50,000,000 committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the period ended April 30, 2002, the Focused Multi-Cap Value and Focused Technology Portfolios had borrowings outstanding under the line of credit for 1 day and 9 days, respectively, and incurred $217 and $80, respectively in interest charges related to these borrowings. The Focused Multi-Cap Value and Focused Technology Portfolio's average amount of debt under the line of credit for the days utilized was $3,209,487 and $140,207 at a weighted average interest of 2.44% and 2.27%, respectively. There were no outstanding balances at April 30, 2002.

NOTE 12. SUBSEQUENT EVENT

Effective June 1, 2002, the expense caps for Focused Multi-Cap Growth Portfolio, Focused 2000 Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused 2000 Value Portfolio, and Focused Growth and Income Portfolio will be 1.72% for Class A shares, 2.37% for Class B and
Class II shares, 1.62% for Class I shares, 1.15% for Class Z shares, and 1.47% for Class X shares.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

SunAmerica Focused
-------------------------------------------

DIRECTOR INFORMATION -- (UNAUDITED)

The following table contains basic information regarding the Trustees that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                      NUMBER OF
                                           TERM OF                                    FUNDS IN
                             POSITION     OFFICE AND                                    FUND                  OTHER
NAME,                       HELD WITH     LENGTH OF                                    COMPLEX            DIRECTORSHIPS
ADDRESS AND                 SUNAMERICA       TIME          PRINCIPAL OCCUPATIONS     OVERSEEN BY             HELD BY
DATE OF BIRTH*               COMPLEX        SERVED          DURING PAST 5 YEARS      DIRECTOR(1)           DIRECTOR(2)
--------------              ----------   ------------   ---------------------------  -----------   ---------------------------
S. James Coppersmith        Director     17 years       Retired; formerly,               42        Director of BJ's Wholesale
DOB: February 21, 1933                                  President and General                      Club, Inc.; Member of Board
                                                        Manager, WCVB-TV, a                        of Governors of the Boston
                                                        division of the Hearst                     Stock Exchange.
                                                        Corp. (1982 to 1994);
                                                        Director/Trustee of
                                                        SunAmerica Mutual Funds
                                                        ("SAMF") SAMF and Anchor
                                                        Series Trust ("AST").

Dr. Judith L. Craven        Director     less than 1    Retired Administrator;           72        Director, Compaq Computer
DOB: October 6, 1945                     year           Trustee, VALIC Company I                   Corporation (1992 to
                                                        (November 1998 to present);                present); Director, A.G.
                                                        Director, VALIC Company II                 Belo Corporation (1992 to
                                                        (August 1998 to present);                  present); Director, Sysco
                                                        Director of SASRF,                         Corporation (1996 to
                                                        President, United Way of                   present); Director, Luby's,
                                                        the Texas Gulf Coast                       Inc. (1998 to present);
                                                        (1992-1998).                               Director, University of
                                                                                                   Texas Board of Regents (May
                                                                                                   2001 to present); formerly,
                                                                                                   Director, Cypress Tree
                                                                                                   Senior Floating Rate Fund,
                                                                                                   Inc. (June 2000 to May
                                                                                                   2001); formerly, Director,
                                                                                                   Houston Branch of the
                                                                                                   Federal Reserve Bank of
                                                                                                   Dallas (1992-2000);
                                                                                                   formerly, Board Member,
                                                                                                   Sisters of Charity of the
                                                                                                   Incarnate Word (1996-1999).

William F. Devin            Director     Less than 1    Director/Trustee of SASRF;       72        Member of the Board of
DOB: December 30, 1938                   year           VALIC Company I and VALIC                  Governors, Boston Stock
                                                        Company II.                                Exchange (1985-Present);
                                                                                                   formerly, Executive Vice
                                                                                                   President, Fidelity Capital
                                                                                                   Markets, a division of
                                                                                                   National Financial Services
                                                                                                   Corporation (1966-1996);
                                                                                                   formerly, Director, Cypress
                                                                                                   Tree Senior Floating Rate
                                                                                                   Fund, Inc. (October
                                                                                                   1997-May 2001).

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

SunAmerica Focused
-------------------------------------------

DIRECTOR INFORMATION -- (UNAUDITED) -- (CONTINUED)

Samuel M. Eisenstat         Chairman     16 years       Attorney, solo                   43        Director of North European
DOB: March 7, 1940          of the                      practitioner; Chairman of                  Oil Royalty Trust.
                            Board                       the Boards of
                                                        Directors/Trustees of SAMF,
                                                        AST and SunAmerica Senior
                                                        Floating Rate Fund
                                                        ("SASRF").

Stephen J. Gutman           Director     17 years       Partner and Managing Member      43        None
DOB: May 10, 1943                                       of B.B. Associates LLC
                                                        (menswear specialty
                                                        retailing and other
                                                        activities) since 1988;
                                                        Director/Trustee of SAMF,
                                                        AST and SASRF.
                                                                                      NUMBER OF
                                           TERM OF                                    FUNDS IN
                             POSITION     OFFICE AND                                    FUND                  OTHER
NAME,                       HELD WITH     LENGTH OF                                    COMPLEX            DIRECTORSHIPS
ADDRESS AND                 SUNAMERICA       TIME          PRINCIPAL OCCUPATIONS     OVERSEEN BY             HELD BY
DATE OF BIRTH*               COMPLEX        SERVED          DURING PAST 5 YEARS      DIRECTOR(1)           DIRECTOR(2)
--------------              ----------   ------------   ---------------------------  -----------   ---------------------------

Peter A. Harbeck            Director     7 years        Director and President,          80        None
DOB: January 23, 1954       and                         SunAmerica, since 1995;
                            President                   Director, AIG Asset
                                                        Management International,
                                                        Inc. ("AIGAMI") since 2000;
                                                        Managing Director, John
                                                        McStay Investment Counsel,
                                                        L.P. ("JMIC")since 1999;
                                                        Director, SACS, since 1993;
                                                        Director and President,
                                                        SunAmerica Fund Services,
                                                        Inc. ("SAFS"), since 1988;
                                                        President, SAMF, AST and
                                                        SASRF; Director, VALIC
                                                        Company I and VALIC Company
                                                        II, since October 2001.

Sebastiano Sterpa           Director     10 years       Founder and Chairman of the      34        Director, Real Estate
DOB: July 18, 1929                                      Board of the Sterpa Group                  Business Service and
                                                        (real estate) since 1962;                  Countrywide Financial.
                                                        Director/Trustee of SAMF.

------------
* The business address for each Director is the SunAmerica Center, 733 Third Avenue, 3rd floor, New York, NY 10017-3204.

(1) The "Fund Complex" consists of all registered investment company portfolios for which the investment advisor serves as investment advisor or business manager.

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling
(800) 445-SUN2.

FOCUSED MULTI-MANAGED MUTUAL FUNDS

FOCUSED LARGE-CAP GROWTH PORTFOLIO     [MARSICO CAPITAL MANAGEMENT, LLC LOGO]
                                       [JENNISON ASSOCIATES LOGO]
                                       [ALGER LOGO]

FOCUSED MULTI-CAP GROWTH PORTFOLIO     [JANUS LOGO]
                                       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
                                       [AIG SUNAMERICA ASSET MANAGEMENT LOGO]

FOCUSED 2000 GROWTH PORTFOLIO          [BARON FUNDS LOGO]
                                       [OBERWEIS ASSET MANAGEMENT, INC. LOGO]
                                       [DEUTSCHE ASSET MANAGEMENT A MEMBER OF
                                        THE DEUTSCHE BANK GROUP LOGO]

FOCUSED LARGE-CAP VALUE PORTFOLIO      [DREMAN VALUE MANAGEMENT, L.L.C. LOGO]
                                       [OAKMARK FAMILY OF FUNDS LOGO]
                                       [WELLINGTON MANAGEMENT LOGO]

FOCUSED MULTI-CAP VALUE PORTFOLIO      [THIRD AVENUE FUNDS LOGO]
                                       [THORNBURG INVESTMENT MANAGEMENT LOGO]
                                       [AMERICAN CENTURY LOGO]

FOCUSED 2000 VALUE PORTFOLIO           [THIRD AVENUE FUNDS LOGO]
                                       [BERGER FUNDS LOGO]
                                       [BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                        LOGO]

FOCUSED GROWTH AND INCOME PORTFOLIO    [MARSICO CAPITAL MANAGEMENT, LLC LOGO]
                                       [THORNBURG INVESTMENT MANAGEMENT LOGO]
                                       [OAKMARK FAMILY OF FUNDS LOGO]

FOCUSED INTERNATIONAL EQUITY PORTFOLIO [OAKMARK FAMILY OF FUNDS LOGO]
                                       [STATE STREET RESEARCH LOGO]
                                       [MFS INVESTMENT MANAGEMENT LOGO]

FOCUSED TECHNOLOGY PORTFOLIO           [VANWAGONER FUNDS LOGO]
                                       [DRESDNER RCM GLOBAL FUNDS LOGO]
                                       [AIG SUNAMERICA ASSET MANAGEMENT LOGO]


                                               SUNAMERICA CAPITAL SERVICES, INC.
                                                           THE SUNAMERICA CENTER
                                                                733 THIRD AVENUE
                                                         NEW YORK, NY 10017-3204
                                                             800-858-8850, x5660

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]
www.sunamericafunds.com

This report is submitted solely for the general information of shareholders of the fund. Distribution of this report to persons other than shareholders of the fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.

                                                                      FOSAN-4/02